UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61st Place, Shawnee Mission, KS			66025
(Address of principal executive offices)			(Zip code)

Clay E. Brethour 5420 W. 61st Place, Shawnee Mission, KS 66025
(Name and address of agent for service)

Registrant’s telephone number, including area code:		913-677-7778

Date of fiscal year end:	March 31, 2018

Date of reporting period:	March 31, 2018

Item 1. Reports to Stockholders.

AnnualReport

BuffaloFunds

March 31, 2018

Message to Our Shareholders

Dear Shareholders,

Equity markets throughout the world continued their upward trajectory for the 12 month period ending March 31, 2018, as synchronized global economic growth and rising corporate profits drove strong performance. U.S. equities, as measured by the Standard & Poor's 500 Index, returned 13.99% and fixed income markets, as measured by the ICE BofA Merrill Lynch High Yield Master II Index, also enjoyed another positive year, returning 3.69%. While total returns for fixed income investments were not as robust as those achieved for the fiscal year ending March 31, 2017, the market was significantly less volatile and the high yield asset class did not experience any significant sell-offs during the period. The backdrop for the market included the U.S. Federal Reserve (the Fed) raising short-term interest rates in its desire to return to a "more normalized" interest rate environment after years of easy monetary policies.

Beginning in February, market volatility returned following nearly two years of historically low levels. During the first three months of 2018, there were 23 days when the S&P 500 Index changed by 1% or more in a given day, compared to 2017 when there were only eight such days for the entire year. We believe short-term volatility as described above is just beginning and could intensify if other central banks reduce their easy money policies and return to a more normalized environment.

As we transition into a new fiscal year, we believe there are three major cross currents impacting the market: rising interest rates, 2017 tax reform, and the trade tariff talk. Currently, the Fed has raised the benchmark short-term interest rate to a target range of 1.50% to 1.75%. Members of the Fed have indicated that they will likely raise rates two more times in 2018 and potentially three times in 2019, depending on the strength of the economy and inflation rate readings.

Since the end of March, the yield on the benchmark 10-year Treasury note has traded as high as 3%, after being range bound for the past several years between 2.25% to 2.75%. As the Fed continues to raise short-term rates, borrowing costs will start to increase for both consumers and businesses. However, the continuation of the strengthening of the employment rate is starting to have a positive influence on wage inflation, which will have a countering impact to higher borrowing costs. Additionally, the corporate tax reform of 2017 is putting U.S. companies in a better competitive position within the global economy, and for the first time positions Corporate America on a level playing field from a tax perspective in the global marketplace.

One wildcard for 2018 is the uncertainty of the tit-for-tat trade tariff volley that is currently being played with various economies throughout the world. While a return to the 1930's style global trade environment is undesirable and would leave no economy unscathed, so far we believe that the U.S. tariff talk is nothing more than leveraging the world's biggest economy to lower trade barriers with other countries. The effective start date for tariffs has not been enacted by either the United States or China. Currently free trade is a misnomer in many industries and many countries, including the U.S., which impose tariffs on certain imported products already. The theft of intellectual property and trade secrets in China is no secret among the business and investment communities throughout the world, where knock-offs of leading brands can be commonly found on the streets in China and mandatory technology transfers are required by companies wishing to do business in China. Any trade reform with China will be positive for Corporate America, and we believe that successful negotiations will be the result of the recent verbal volley back and forth between multiple trade partners.

Regardless of the short-term volatility in the market, at Buffalo Funds, we take a long-term approach to investing. Just like our namesake, the buffalo, we are steady, strong, and proud. We have a record of growth that is a testament to our philosophy of trend-based, deeply-researched investing and commitment to long-term growth. Patience is our mantra, and our great strength. Those who invest in Buffalo Funds learn that patience truly is a virtue. We believe that the best way to invest for long-term growth is through a structured, disciplined process. Our steady approach avoids the histrionics of market reactions and allows us to focus on buying opportunities that fit our strategic goals.

We appreciate your trust in our management teams and our organization. We will continue to work diligently to meet your expectations.

Sincerely,

Clay E. Brethour
President

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

Kornitzer Capital Management is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

Nothing contained in this communication constitutes tax, legal or investment advice. Investors must consult their tax advisors or legal counsel for advice and information concerning their particular situation.

The opinions expressed are those of the Portfolio Manager(s) and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Portfolio Management Review

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Buffalo Discovery Fund

For the fiscal year ending March 31, 2018 the Buffalo Discovery Fund produced a total return of 17.35% while the Funds benchmark Russell Mid Cap Growth Index returned 19.74%. The Fund's underperformance versus the benchmark was primarily driven by stock selection within the information technology, industrial and energy sectors. In addition, a modest overweight of energy stocks, a sector that declined 11.05% for the benchmark, also detracted from performance. Offsetting these negatives, the Fund had strong stock selection within the financial sector and benefited from being underweight in consumer discretionary holdings, a sector that significantly underperformed the overall index.

A top contributor during the period was Align Technology, the maker of clear aligners for dental malocclusion and a long term holding in the Fund, continued to grow in excess of expectations. We believe robust growth is sustainable over the intermediate to long term as less than 10% of the orthodontic market has converted from metal braces to clear aligners in the U.S. and the technology is even less penetrated in international markets where sales grew over 50% in the most recent quarter.

Dynavax, another top contributor, is a biotechnology company with a new and improved vaccine for preventing hepatitis B infection. The advantages over the incumbent product are that this new vaccine delivers better protection with fewer doses. The Dynavax vaccine was approved by the U.S. Food and Drug Administration (FDA) during the fiscal year and the stock appreciated as a result.

Xylem, which engages in the design, manufacture and application of highly engineered technologies for the water industry was also a strong performer during the annual fiscal period. Increased water infrastructure spending in both the U.S. and international markets has driven Xylem's growth well in excess of expectation consistently over the past year.

One of the top detractors from the Fund's performance during the period was Evolent Health, which offers software tools and services to healthcare providers to manage populations of patients, with a goal of decreasing the cost of care, while maintaining or improving the quality of care. Market uncertainty related to the repeal of the Affordable Care Act has left many providers cautious on executing new contracts. Consequently, investors were concerned about the company's near-term growth prospects, leading to a sell-off in the stock. We remain optimistic that the strong management team will navigate the near-term uncertainty with the long-term opportunity intact.

Chipotle Mexican Grill stock remained challenged during the year in the wake of the E. Coli food borne illness outbreak that occurred in late 2015 and early 2016. We did not appreciate the impact this outbreak would have on Chipotle's health conscious customers. What we thought would be a short term blip ended up having a longer term impact on revenue growth and profitability at the store level. In addition, management execution came up short in re-engaging customers with the brand.

Pandora also detracted from performance in the year. The streaming music company offers a meaningful value proposition to its listeners, namely the ability to stream music for free. Since the company did not charge its users, sales were primarily generated by businesses that advertised on the platform. However, as Pandora faced increasing competition from Google and Apple, they were unable to grow their user base and consequently attract increased advertising spend.

We ended the fiscal year with 85 stocks in the Fund representing 84 companies as we hold both the Class A and Class B shares of Lions Gate Entertainment. The cash position at the end of the period stood at about 5.5% of Fund assets.

Over the past 6 months, earnings growth expectations for companies within the S&P 500 Index have accelerated from a 10% growth rate to an 18% growth rate for 2018, partially aided by the benefit of recent tax reform. As growth expectations have risen so have concerns related to inflation and rising interest rates, which has broadly strained sentiment in the bond proxy and rate sensitive sectors. In addition, companies experiencing downward earnings revisions in the face of tax reform, that has more generally provided a lift to corporate earnings, have not been well-received. Adding to this equation, rhetoric around trade wars has modestly impacted business confidence. These concerns led to increased market volatility in the 1st quarter of 2018. In February and March of 2018, U.S. equity markets gyrated up and down with no clear direction.

Yet we remain optimistic that this business cycle has legs. We expect inflation to remain tame and interest rates to rise at a measured pace. We are also optimistic that the current posturing related to international trade and tariffs will give way to a reasonable compromise, an outcome we believe is in the best interest of the disputing parties. As the dust settles on these concerns over the next several months, we expect U.S. equity markets to rise, driven by solid economic fundamentals.

In the meantime, the Buffalo Discovery Fund is attempting to capitalize on the volatility, using the strength to trim

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or exit holdings in which we have modest expectations for risk adjusted returns, and using the pull backs to add to higher conviction stocks in which we believe will generate superior risk-adjusted returns. Other market participants may also use the volatility to their advantage. Eight-plus years into economic expansion, and as a result of tax reform coupled with repatriation, corporations are flush with cash. We expect capital allocation in the form of merger and acquisition activity to increase in 2018. Economic conditions may ebb and flow, but our focus remains steadfast on investing in attractively priced, financially strong, well-managed companies with innovative strategies, fueled by the Buffalo Secular Growth Trends. We believe this discipline could lead to superior returns over the intermediate to long term.

Buffalo Dividend Focus Fund

For the twelve months ended March 31, 2018, the Buffalo Dividend Focus Fund produced a return of 8.51% underperforming the benchmark, S&P 500 Index, which returned 13.99% over the same time period. The Fund's relative underperformance was driven by the Consumer Discretionary, Information Technology and Materials sectors. The underperformance in the Consumer Discretionary sector primarily reflects security selection. Specific securities that detracted from performance over the past year include AMC Entertainment and Goodyear Tire. AMC's negative performance was driven by fears of premium video on demand (PVOD) and its potential disruption to the theater business model, as well as a disappointing year at the box office. We continue to believe that the competitive position of theaters will remain intact and that box office performance will improve over time. Goodyear's stock was negatively impacted when management guided down some of its long term profitability targets and forecasted potential margin pressure due to higher raw material costs. Lastly, the Fund's performance versus the benchmark, was negatively impacted by two non-dividend payers, Amazon and Netflix, which significantly outperformed during the year and were in the benchmark, but not held by the Fund.

The underperformance within Information Technology was due to both a sector allocation effect and security selection. Regarding sector positioning, the Fund was underweight Technology which was the best performing sector within the benchmark during the annual review period. Regarding stock selection, our investment in Sabre Corp detracted from performance in the area as did NVIDIA and Adobe, two top performing, non-dividend payers in the index that are not included in our portfolio. Sabre lowered guidance during the year due to halting of the Air Berlin reservation system implementation and slower airline solutions sales relative to expectations.

Underperformance within Health Care was primarily due to security selection as Shire and Allergan were the worst performers among the portfolio's health care holdings. Shire's decline reflected several factors including new competition (Roche in hematology, generic competition for Lialda) to several key products, as well as some underwhelming product launches. Allergan detracted from performance due to the loss of a patent and potential new competition to it largest product — BOTOX.

The top contributors to the Fund in fiscal 2018 were Microsoft, Boeing and Apple. Microsoft benefitted from continued strong growth in its cloud platform, better than expected performance from its server business, and improved margins compared to expectations. Boeing's performance primarily reflected strong global demand for commercial aircraft, improved industry profitability and strong free cash flow. Apple's performance was driven by strong earnings during the year driven by a growing user base, higher lifetime revenue per user due to more products, margin expansion, and lower tax rates.

The top three detractors to the Fund in fiscal 2018 were AMC Entertainment, General Electric and Kraft Heinz. The underperformance in AMC as mentioned above reflects fears over PVOD and a weak box office. General Electric declined during the year due to weak free cash flow and higher than expected balance sheet leverage, as well as potential higher than anticipated contingent liabilities. Kraft Heinz's declines primarily reflected weak 2017 operating results that were compounded as some investors viewed the stock as trading at an elevated multiple. The multiple also contracted as investors rotated out of equity securities like Kraft that are viewed as "bond surrogates" as interest rates increased.

Going forward, we will continue to look for companies that we believe 1) exhibit long term sustainable competitive advantages, 2) have a history of growing their revenues, earnings, and dividends, 3) generate significant amounts of free cash flow, 4) have rock solid balance sheets, 5) have management teams who exhibit stellar capital allocation skills and whose interests are aligned with shareholders, and 6) are trading at an adequate discount to our estimate of fair value. As the market has moved up and multiples have expanded over the last year, it has become more difficult to continue to find undervalued companies. We continue to search for companies that meet our criteria for purchase and sell those that no longer exhibit the qualities we desire. As the name implies, the Buffalo Dividend Focus Fund is concentrated on finding companies that provide both yield as well as capital appreciation. The portfolio is primarily comprised of "wide moat" companies that possess attractive dividend yields. Additionally, we believe

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most of these companies have the ability to grow these dividends over time due to their superior business models. While the majority of the Fund's assets are invested in shares of larger, dividend paying companies, it does have the ability to invest in dividend payers across the market capitalization spectrum and non-dividend payers.

Buffalo Emerging Opportunities Fund

For the 12-month period ending March 31, 2018, the Buffalo Emerging Opportunities Fund ("Fund") posted a positive return of 21.84%, beating the Russell 2000 Growth Index ("Index") return of 18.63%.

The Fund posted strong performance in the Information Technology ("IT") and Financials sectors. Information Technology was the Fund's largest sector weighting over the period and generated an average return of nearly 60% compared to the Index's return of about 26%. Financials was also an area of positive stock selection, with the Fund's holdings returning about 53% versus the Index's returns of about 17.6%. Partially offsetting this outperformance was the Fund's Consumer Discretionary holdings which returned negative 6.9% compared to the positive 10.1% return posted by the Index. Additionally, our cash balance for the year presented a drag on relative performance given the positive market returns over this time period.

The market did see a return of volatility in early February 2018 after moving up in a fairly consistent manner for much of the past year. During the March quarter, the Index posted daily returns of greater than 0.5% or less than -0.5% on 39 out of 61 trading days. The Index also saw the market sell off by more than 2.0% six times over the past 12 months ending March 31, 2018 compared to just one time in the prior annual reporting period.

At March 31, 2018, the Fund had a weighted average market capitalization of around $1.2 billion compared to the Index's weighted average market cap of $3.0 billion. Given that the Fund was positioned towards the lower end of the small cap spectrum, one might normally expect market volatility to have an adverse effect on the Fund given its investments in earlier stage growth companies with less trading liquidity. However, we are pleased to report that the Fund did well on a relative basis during this downside volatility, beating the Index on 11 of the 13 days where the Index posted its largest negative daily returns.

The Fund had two holdings taken out in the past year, Exa Corporation and CommerceHub. We believe that strategic buyers will be a driver of an acceleration of mergers and acquisitions (M&A) following the passage of corporate tax reform in late 2017. Lower effective tax rates should boost cash flows and free up resources for larger companies to pursue acquisitions of smaller companies in an attempt to enhance their growth profiles. With a weighted average market capitalization for our holdings around $1.2 billion and a median revenue growth rate of 12%, we think there is potential for increased M&A involving the Fund's holdings this year.

The market has spent recent weeks contemplating potential trade disruption given social media and trade policy directives of Washington D.C. We believe that the Fund is somewhat hedged from a potential trade war, should it come to that, given the domestic focus of most of the holdings. We estimate that the weighted average exposure to international sources of revenue for our Fund is approximately 15-20% compared to many larger companies that are closer to 40-45% in international revenue sources.

Given that we believe we are moving towards the latter stages of the market cycle, we remain keenly focused on valuations and fundamentals and continue to monitor the risk/reward profile of our holdings. As a result, we often make changes based on market moves intra quarter that provide either an opportunity to trim or add to a position based on the inefficiencies that exist at the smaller end of the market cap spectrum.

The Buffalo Emerging Opportunities Fund is focused primarily on identifying innovation within U.S. companies with primarily North American revenue bases. We continue to look for prudent ways to deploy cash and we remain long-term focused, aiming to be shrewd when the market environment presents opportunity and more cautious when it does not.

Buffalo Flexible Income Fund

For the twelve months ended March 31, 2018, the Buffalo Flexible Income Fund produced a return of 7.57%. During the same time period, the Funds benchmark, ICE Bank of America Merrill Lynch High Yield Master II Combined Index delivered a return of 9.83%.

The equity portion of the portfolio returned 9.86% compared to the S&P 500 Index return of 13.99% for the 12 month period ending March 31, 2018. The Flexible Income Fund's equity component is primarily focused on large capitalization dividend payers which we believe possess significant competitive advantages. The primary sectors that led to the underperformance were consumer staples, consumer discretionary and information technology. The underperformance within consumer staples was due to sector allocation as the Fund was significantly overweight the second worst performing S&P 500 Index sector during the year. The underperformance in consumer discretionary was due to both sector allocation and security selection. As it

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relates to sector allocation, the Fund was underweight one of the better performing sectors in the index over the last year. Lions Gate Entertainment was the biggest detractor within the area as it lowered its medium term earnings guidance to mid/upper single digits versus low double digits, which reflected lower film segment earnings and higher programming spend at Starz. The Fund was also negatively impacted by two non-dividend paying companies that performed well during the quarter, Amazon and Netflix, which the Fund didn't hold.

The underperformance in information technology was due to sector allocation as the Fund was underweight the best performing sector in the index. Security selection within information technology was a slight positive due to results from Intel, Microsoft and Cisco. The top contributors to the Fund in fiscal 2018 were Boeing, HollyFrontier and Intel. Boeing's performance primarily reflected strong global demand for commercial aircraft, improved industry profitability and strong free cash flow. HollyFrontier's performance reflected higher crack spreads, the potential benefits from the passage of the new U.S. tax law, and favorable supply and demand dynamics in the industry. Intel's share price appreciation reflected good growth in its data center business combined with solid growth in its other verticals resulting in free cash flow growth which is primarily being returned to shareholders. The top detractors to the Fund in fiscal 2018 were General Electric, AT&T and General Mills.

The fixed income portion of the Buffalo Flexible Income Fund generated a return of 2.65% over the past 12 months which underperformed the ICE BofA Merrill Lynch High Yield Master II Index which generated a return of 3.69%. The primary sectors detracting from performance were consumer discretionary and information technology. The underperformance in the consumer discretionary sector relative to the benchmark reflects both a significant overweight to a weak performing area of the index, as well as challenging security selection. Underperformance from security selection was due to Lions Gate Entertainment which revised its medium term earnings growth rate. Within information technology, the underperformance was primarily due to security selection. Cornerstone Ondemand was a slight detractor as the company is currently in the midst of a turnaround. Nuance Communications was also a detractor due primarily to market concerns over new competition from larger players such as Amazon as underlying financial results have been within guidance ranges. The top contributors to the Fund's fixed income performance included Approach Resources, Bankrate and Forum Energy while the three top detractors were Lions Gate

Entertainment, Medicines Company and Consolidated Communications.

As we look ahead, we remain focused on finding attractive yield opportunities that we believe have favorable risk reward outlooks. Within the equity space we remain focused on large cap dividend payers as well as select Master Limited Partnerships (MLPs). Within fixed income, we are primarily focused on three asset classes, high yield bonds, convertible bonds, and floating rate bank debt.

Buffalo Growth Fund

The Buffalo Growth Fund gained 16.38% during the fiscal year ended March 31, 2018, trailing the benchmark Russell 1000 Growth Index return of 21.25%. Relative to the benchmark, stock selection in Consumer Discretionary, Industrials and Energy detracted while at the same time we didn't experience enough positive selection in Materials, Real Estate and Technology to overcome the drag. The Fund was aided by a positive sector allocation effect due to our overweight in Financials, the best performing sector within the Index and Fund and our underweight in Consumer Staples, a sector that meaningfully underperformed the overall market. Rising interest rate expectations have lifted Financials while weighing on bond proxies like Staples. Meanwhile an underweight to Technology in the first half of the year resulted in a slight drag given the sector's strong performance for the annual reporting period. Relative to the benchmark Financials and Health Care ended the year as the largest overweight sectors in the Fund while Consumer Staples and Industrials were the most underweight.

Align Technology the maker of clear aligners for dental malocclusion and a long term holding in the Fund, continued to grow in excess of expectations and was among the top contributors to the Funds performance during the period. We believe robust growth is sustainable over the intermediate to long term as the company has expanded its products to address nearly 70% of the orthodontic market while less than 15% of the orthodontic market has converted from metal braces to clear aligners.

Amazon.com Inc. continued to gobble up retail and cloud computing dollar share which fueled another year of robust price appreciation for the company's stock. Prime membership growth and higher margin business segments like Amazon Web Services and advertising outperformed expectations. The company continued to be a prime beneficiary of the transition to online commerce and cloud computing.

Top detractors from the Funds performance included Portola Pharmaceuticals, Incorporated's stock price fell

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after it received communications from the FDA asking for additional information in the ongoing evaluation of its AndexXa drug, an antidote to commonly prescribed blood thinners (factor Xa inhibitors) in patients who experience life threatening bleeds. The FDA request for additional information led many on Wall Street to speculate that commercialization of the drug may be delayed. Despite any potential delay, we believe the drug still has good odds of eventual approval given the significant unmet need and strong clinical data.

Chipotle Mexican Grill was a turnaround play that we exited after recovery efforts failed to gain traction. Chipotle shares came under pressure as a rebound in same store sales from the food-borne illness outbreak of 2015 was slower than expected, despite management efforts to rekindle customer loyalty with new menu items, digital ordering improvements and a new marketing campaign.

The market environment for equities remains favorable in our view. Interest rates, inflation and unemployment remain low while corporate earnings grind higher buoyed by broadening global growth and recent U.S. corporate tax reform. Growing cash flows combined with foreign cash repatriation should drive improved business investment and more aggressive capital allocation activity including M&A, stock buybacks and dividend increases.

As growth strengthens, central banks should continue the process of delicately weaning markets off easy money. They, in effect, are ceding control to free markets which are much more unforgiving than the market has become accustomed to these last several years. As market stabilization forces wane, the market is likely to become more volatile and data point driven. Day to day concerns, like a global trade war breaking out for instance, can subject the market to potentially big swings following each data point that validates or contradicts the climate of opinion.

As volatility picks up, the environment could evolve more toward a stock picker's market where a steady hand and active management with an eye toward quality and relatively attractive risk-adjusted returns could hold advantage over passive money strategies. We stand poised to capitalize when we see near term stock price volatility that presents an opportunity to improve risk-adjusted expected returns within the portfolio.

Economic conditions may ebb and flow, but our distinct focus for the Growth Fund is to hitch our wagon to the secular trend stars, in our opinion the best ideas the growth equity team derives from the Buffalo Secular Growth Trends strategy; attractively priced, financially strong, well-managed companies across all market cap segments which we believe are favorably positioned to harvest the lion's share of big secular growth trends.

Buffalo High Yield Fund

The Buffalo High Yield Fund generated a return of 3.20% for the fiscal year ending March 31, 2018, underperforming the ICE BofA Merrill Lynch High Yield Master II Index (the "Index") which returned 3.69% during the same period.

After producing 2% plus returns in the first two quarters of the fiscal year, performance of the high yield market began to fade in the third quarter and reversed course in the final quarter with bond prices retreating in February and March of 2018 after reaching all-time peak levels in January. Despite the end of period sell off, the Index was able to generate positive returns for the 12 month period ending March 31, 2018. Overall, the market's performance was driven by: (i) continued, albeit modest, economic growth of U.S. Gross Domestic Product; (ii) a healthy labor market with additional jobs added and the unemployment rate near cycle lows; (iii) the Federal Reserve maintaining a gradual pace of increasing interest rates and timing of plans to reduce their balance sheet; (iv) the equity market indexes trading off from record levels and increased level market volatility (as measured by the VIX index); (v) concerns regarding disruptions in international trade on proposals for tariffs on selected imported products; (vi) evolving geopolitical landscape and risks; and (vii) passage of legislation that cut taxes, boosted spending, and increased the budget deficit.

The uncertain market conditions combined with a rising level of short-term interest rates encouraged investors to sell risky assets in the final quarter of the annual reporting period. The rising interest rate environment and increased market volatility resulted in cash outflows for the sector during the fiscal year of about $25 billion compared to outflows of $8 billion in the previous fiscal year according to data from JP Morgan. The high yield new issuance calendar in the fiscal year was down $32 billion to $303 billion compared to the previous annual reporting period.

During the fiscal year, the 10-year U.S. Treasury bond's yield rose by 32 basis points (bps) from 2.42% to 2.74%. Despite the increase in Treasury yields, the excess spread offered by the high yield bonds enabled the sector to generate positive returns. Lower-rated segments of the bond market, with higher spreads, generated the best returns for the period. According to data from JP Morgan, the CCC-rated segment returned 5.46%, outperforming the B-rated and BB-rated segments, which returned 4.12% and 3.35% respectively. The Fund was underexposed to the CCC

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sector with a weighting of about 2% compared to the JP Morgan CCC weighting of 12%.

The U.S. high yield market's spread to worst for the period ended March 31, 2018 was 410 bps, 72 bps narrower from the preceding fiscal year and 206 basis points below its 20-year historical average of 616 basis points. The yield to worst for the high yield market at quarter end was 6.56%, above the yield of 6.24% at the end of the preceding fiscal year, however, below the 9.10% 20-year average.

The Fund's cash balance at the end of the year decreased from the previous year's levels by nearly 5% as new security purchases exceeded the holdings in the Fund that were called by the issuers or sold outright. The Fund's composition by asset class as of 3/30/18 was as follows:

	3/30/2017	6/30/2017	9/30/2017	12/31/2017	3/30/2018
Straight Corporates	63.6%	62.9%	60.5%	62.6%	63.7%
Convertibles	13.1%	13.7%	13.3%	12.8%	11.5%
Bank Loans	12.5%	13.9%	18.6%	17.8%	18.1%
Preferred Stock	0.0%	1.0%	1.5%	0.5%	0.5%
Convertible Preferred	0.9%	0.9%	1.2%	0.5%	0.5%
Common Stocks	0.5%	0.6%	0.7%	0.7%	1.5%
Cash	9.3%	7.0%	4.3%	5.2%	4.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

The approximate rate and contribution of return from the various asset classes in the Fund during the fiscal year was as follows:

	APPROXIMATE UNWEIGHTED RETURN	APPROXIMATE CONTRIBUTION TO RETURN
Straight Corporates	4.36%	2.73%
Convertibles	6.31%	0.77%
Bank Loans	5.35%	0.81%
Preferred Stock	2.79%	0.01%
Convertible Preferred	-20.48%	-0.14%
Common Stocks	-0.69%	-0.01%
Cash	0.00%	0.00%
Total	3.20%	3.20%

As shown in the tables above, approximately 90% of the Fund's asset classes produced positive returns. The Fund's Bank Loans, Straight Corporates, and Convertibles outperformed the Index total return, while Preferred Stock, Convertible Preferred, and Common Stocks underperformed the Index's total return.

Specific securities that contributed most positively to performance included Live Nation's 2.5% convertible bonds, Quad Graphics 7% straight corporate bonds, and Insulet's 2% convertible bonds. Live Nation advanced on better than expected earnings and improved underlying fundamentals. Quad Graphics rose on financial results above expectations.

Insulet improved on favorable momentum on product sales.

Specific securities that detracted most from performance include Allergan's 5.5% convertible preferred securities, The Medicine Company's 2.75% convertible bonds, and Monitronics 9.125% straight corporate bonds. Allergan was down on concerns regarding potential competition from new products. The Medicine Company was down when acquisition prospects for the company failed to materialize. Monitronics declined on earnings coming in below expectations.

The market for high yield securities started to show signs of weariness as yields/spreads bounced around cycle lows, while yields have risen slightly as short term interest rates have increased. A growing economy with modest inflation has created a favorable environment for risky assets; however, market participants are becoming increasingly concerned about potential trade wars with China and physical confrontations with North Korea and Russia/Syria. The U.S. high yield default rate has increased 0.93% year to date and is up 0.31% to 2.21% from the level reported on March 31, 2017 of 1.90%. While the default rate has increased over the past 12 months it is still below the long-term average of 3.0-3.5%. On the positive side, the slowdown in new issuance activity has reduced the supply of bonds available for purchase, which has helped support bid levels. We continue to be concerned about the Federal Reserve taking a more aggressive tightening policy stance, acceleration in inflation, escalating geopolitical issues such as with North Korea or tensions in the Middle East, and increasing protectionism efforts from the White House.

We believe we are in the later stages of the economic cycle but continue to find ourselves confronted with relatively low spread and yield levels. Therefore, we are managing the Fund cautiously yet actively. We ended the year with 145 positions compared to the previous year's level of 122 positions (excluding cash). We continue to focus on higher-quality, non-investment grade issuers with defensive business models and manageable credit metrics. We expect to deploy the Fund's excess cash in opportunities that we believe offer the most appealing risk/reward tradeoff with a bias toward shorter durations and less levered credits. Additionally, we believe bank loans offer a compelling opportunity as they offer senior positioning in the capital structure and possess floating interest rates. Finally, we continue to look for opportunities in convertible bonds and preferred securities selectively.

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Buffalo International Fund

The long streak of low volatility and positively skewed equity performance ended in the first quarter of 2018 as volatility increased substantially due to worries about increasing interest rates, possible trade wars, and elevated political uncertainty offset generally strong economic data. Despite the soft patch in equity markets over the final two months of our fiscal 2018, international markets produced strong returns for the trailing twelve month period ending March 31, 2018 as measured by the Russell Global (ex-U.S.) Index return of +17.02%.

For the trailing twelve month period ended March 31, 2018, the Buffalo International Fund produced a return of 18.32%, outperforming the benchmark Russell Global (ex-USA) Index by 1.30%. The Fund's outperformance versus the benchmark was driven by a combination of an industry allocation effect and stock selection. Our portfolio underweight to the weaker performing utilities sector and our overweight to the stronger performing information technology area aided our relative performance for the period.

Regarding stock selection, top contributors in the period were Naturex, Kering and Wirecard. Shares of Naturex were helped through an acquisition offer — presumably, as the acquirer perceived greater value than the market. Kering, a luxury goods company, primarily benefited from the continued strong performance of the Gucci brand. The equity of Wirecard, an international online credit card processor, performed strongly as the shares rebounded from a dislocation caused by an unsubstantiated short-seller report.

Top detractors in the period were Allergan, Criteo and DUFRY. Allergan stock suffered as pharmaceutical industry pricing concerns continued to pressure the stock. We exited our position after concluding a lack of pricing power in combination with lapsing patent protection for key products put our longer-term thesis at risk. Criteo provides its clients with internet advertising placement. The industry has come under pressure as advertising agencies' ad purchasing practices on behalf of clients came under scrutiny. We exited our position after concluding that industry margins could be under pressure for quite some time. DUFRY, which operates duty-free and retail shops in airports around the globe, saw shares of its stock decline as investors became concerned that the company's future revenue growth and margins profile could be hindered as travel growth has slowed and competitive pressures have increased.

Overall global growth has been relatively robust, but concerns that we may be in the later stages of an extended business cycle in the U.S. and globally could put a damper on further multiple expansion. However, the "easy" financial conditions being promulgated by central banks and governments provide a benign economic backdrop for further growth. That said, equity market participants are increasingly wary of any stimuli that could "upset the applecart" including trade wars, inflation, rising interest rates, or geopolitical actions that could lead to increased market volatility.

With respect to concerns of escalating protectionism and possible trade wars, we remain somewhat sanguine. Free trade in an economic sense is best for everyone, in our view. While governments may have a duty to act in the best interest of their country and citizens, corporations as stateless entities have the ability to flex their operations to different locales and can generally produce and sell where it's most prudent. Our investment philosophy is based on identifying secularly growing companies with non-government mandated competitive advantages and as such, are generally outside the milieu of those industries ripe for trade actions, except from perhaps a very broad economic perspective.

In this more unstable environment, the Buffalo International Fund seeks to use the added volatility to trim or exit holdings in which we have modest expectations for risk-adjusted returns, and/or to add to higher conviction stocks in which we strive for superior risk-adjusted returns. Economic conditions may ebb and flow, but our focus remains steadfast on investing in attractively priced, financially strong, well-managed companies with innovative strategies fueled by the Buffalo Secular Growth Trends. We believe this discipline could lead to superior risk-adjusted returns over the long term.

Buffalo Large Cap Fund

For the fiscal year ended March 31, 2018, the Buffalo Large Cap Fund returned 15.41%, underperforming the benchmark Russell 1000 Growth Index which returned 21.25%. The Fund's underperformance versus the benchmark was primarily driven by stock selection among our healthcare, industrial and information technology holdings. In addition, the Fund's overweighting of energy and healthcare stocks, two sectors that underperformed the overall benchmark, also detracted from relative performance for the 12 month period ending March 31, 2018. Offsetting these negatives was strong stock selection within consumer staples, materials and financial sectors.

Top contributors in the period were Amazon, Red Hat, and CME Group. Amazon's top line beat expectations consistently in fiscal 2018 due to broad-based strength in eCommerce, Amazon Web Services, advertising, and

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Prime. In April of 2018, Amazon management announced the company surpassed 100 million Prime members globally. Adjusted operating margins also dramatically exceeded expectations over the past year as top line growth accelerated, leading to multiple high quality earnings reports in the period.

Red Hat has benefited from increasing cloud spend and digitalization. While Red Hat does not offer cloud solutions per se, the company's products are a critical component of the hybrid cloud, which interfaces the public and private (on premise) cloud.

CME's products hedge exposure to various markets including interest rates, West Texas Intermediate (WTI) crude, foreign exchange and equity indices. Hedging activity increased with equity market appreciation, accelerating global economic growth and increased market volatility. Contract volumes rose in most of the company's product lines with particular strength in interest rate and equity indices hedging instruments, where CME holds a strong position.

Top detractors in the period were Shire, Schlumberger and Chipotle Mexican Grill. Shire's stock was hit by lackluster growth prospects for 2018 and concerns about increasing competition in several existing products. In addition, two recently launched products' sales fell short of our expectations.

Schlumberger engages in developing technologies for reservoir characterization, drilling, production, and processing to the oil and gas industry. The company has significant exposure to oil and gas activity outside North America and these markets have struggled to grow in the face of the North American shale revolution. However we believe that this underinvestment will lead to a supply / demand imbalance and increasing international energy investment in the relatively near future.

Chipotle Mexican Grill's stock remained challenged during the year in the wake of the E. Coli food borne illness outbreak that occurred in late 2015 and early 2016. We did not appreciate the impact this outbreak would have on Chipotle's health conscious customers. What we thought would be a short term blip, ended up having a longer term impact on revenue growth and profitability at the store level. In addition, management execution came up short in re-engaging customers with the brand.

We ended the quarter with 46 stocks in the Fund representing 45 companies as we hold both the Class A and C shares of Alphabet. The cash position ended the period at about 3.9% of Fund assets.

Over the past 6 months, earnings growth expectations for companies within the S&P 500 Index have accelerated, from a 10% growth rate to an 18% growth rate for 2018. As growth expectations have risen, so have concerns related to inflation and rising interest rates. In addition, speculation over business model disruptions at Facebook and Google have negatively impacted sentiment broadly in high growth stocks. Adding to this equation, rhetoric around trade wars modestly impacted business confidence year-to-date. These concerns have led to increased market volatility in the 1st calendar quarter of 2018. Specifically in February and March of 2018, U.S. equity markets gyrated up and down with no clear direction.

We remain optimistic that this business cycle has legs. We expect inflation to remain tame, interest rates to rise at a measured pace, and Facebook and Google to continue to generate strong growth despite increased regulation. We are also optimistic that the current posturing related to international trade and tariffs will give way to a reasonable compromise, an outcome that we believe is in the overall best interest of the disputing parties. As the dust settles on these concerns over the next several months, we expect U.S. equity markets to rise, driven by solid economic fundamentals.

In the meantime, the Buffalo Large Cap Fund is attempting to capitalize on the volatility, using the strength to trim or exit holdings in which we have modest expectations for risk adjusted returns, and using the pull backs to add to higher conviction stocks in which we believe will deliver superior risk-adjusted returns. We expect other market participants to also use the volatility to their advantage. Corporations are flush with cash, and we expect capital allocation in the form of merger and acquisition activity to increase in 2018.

The economic condition may ebb and flow, but our focus remains steadfast on investing in attractively-priced, financially strong, well-managed companies who are potential beneficiaries of the Buffalo Secular Growth Trends. We believe this discipline can lead to superior returns over the intermediate to long term.

Buffalo Mid Cap Fund

The Buffalo Mid Cap Fund returned 11.69% in the fiscal year ending March 31, 2018, compared to its benchmark the Russell Mid Cap Growth Index (the "Index") return of 19.74%. During the fiscal year, poor stock selection in consumer discretionary, health care, and information technology sectors along with an underweight position in information technology were key detractors.

Among the top contributors for the period, were Zoetis, CoStar Group, and MSCI. Zoetis, an animal healthcare

Portfolio Management Review

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company, led the way benefitting from consistent performance during the year, which led to steady profit improvement. In addition, several new products within the companion pet market showed positive traction and helped boost growth. The valuation multiple also expanded reflecting the positive performance for the company as well as relative stability compared to human health companies that faced concerns on pricing under the Trump administration. Next, CoStar Group was a solid performer as they reported strong revenues and increased guidance multiple times throughout the year on cross selling opportunities from the LoopNet business they acquired. The bankruptcy of a small competitor also provided easy targets to add more customers during the period. CoStar is the leading information services provider to the commercial real estate industry with ample room to grow rapidly for the foreseeable future through increased market adoption.

Finally, MSCI continued to benefit from growth in assets under management linked to MSCI indices. Asset growth was driven by both market appreciation and flows into passive investment products, like Exchange Traded Funds (ETFs). Improvement in the analytics business supplemented the strong index business. MSCI should continue to benefit from growth in passive investing in international markets.

Detractors in the period were Advance Auto, AMC Entertainment, and Treehouse Foods. Advance Auto was affected by weak auto parts demand, which was generally blamed on mild late winter weather and delayed tax returns. In addition, the company cut guidance for same store sales and operating margins as they reduce inventory and invest in Selling, General and Administrative Expenses (SG&A). Lastly, the market continued to be concerned with any retailers they view could be threatened by Amazon.com. Next, AMC Entertainment's stock sold off for multiple reasons during the year. First, U.S. box office sales were weaker than expected. Second, concerns grew that expanding video on demand windows would cannibalize AMC's business. Third, new capital restrictions imposed by the Chinese government on AMC's parent, Dalian Wanda, increased concern that AMC is too highly levered. Finally, Treehouse Food's shares were hurt by disappointing sales growth leading to lower profitability. Treehouse, as a provider of products that major retailers market as store brands (aka private label), should have a secular tailwind as retailers have been actively increasing shelf space dedicated to private label because it can improve profitability. However, the company faces extreme pricing pressure. Retailers have been willing to shop around for the lowest price, creating a situation where Treehouse Foods was unable to capitalize on its superior scale relative to private label peers.

The solid economic backdrop, with low inflation and unemployment, should support strong corporate earnings growth. Lower tax rates for businesses should continue to provide stimulus to the economy, as many corporations have announced plans to invest tax savings in capital equipment and higher compensation for employees. In the absence of a sharp rise in inflation, strong earnings growth should create a healthy environment for equities. While we continue to monitor the risks associated with rising interest rates and protectionist trade policies, we are hopeful that the recent return of volatility to equity markets could present opportunities to invest in attractive businesses that we previously viewed as too expensive. We remain focused on investing in what we view as competitively advantaged companies with strong long-term growth opportunities when they are trading at attractive valuations.

Buffalo Small Cap Fund

The Buffalo Small Cap Fund (the "Fund") produced a return of 17.65% for the 12 month period ending March 31, 2018, underperforming the Russell 2000 Growth Index (the "Index") which returned 18.63% during the same period. The Fund's relative performance was strongest in technology and telecom, while weakest in energy and consumer.

Technology was the Fund's best-performing sector relative to the Index and a top-performing holding in this area was Five9, which rose over 80% after reporting strong demand for its cloud contact center software along with higher profitability. Another holding that outperformed in the sector was HubSpot, a provider of marketing and sales software. The company has expanded its product platform and generated strong growth in billings, customer count, and revenues, along with operating margins. Other holdings in this sector that generated above-index returns included Universal Display, Mimecast, and Zendesk.

The Fund also outperformed in the telecom sector relative to the Index. Interxion was the best-performing holding in this sector. The company operates data centers in Europe, and has benefitted from strong growth in demand for its data services as Europe seems to be at a tipping point in migrating to the cloud. 8x8 was also a top-performing investment in the telecom sector. Investors perceived the company's shares as a relative value among Unified Communications as a Service (UCaaS) providers and increased its investment in sales and marketing. We believe 8x8 is well-positioned for an acceleration of sales growth in coming quarters.

Although a small weighting in the Fund, the energy sector represented the largest drag relative to the Index. Forum Technology was the Fund's worst performing holding in this sector. Forum is an oilfield products company, and has

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struggled to put up operating results with both good bookings and margin expansion despite an improved energy market. Hi-Crush Partners, a provider of frac sand, was the other laggard in this sector. A flood of new competitors in the high growth Permian Basin region weighed on Hi-Crush's performance and therefore the stock was eliminated from the portfolio during the annual reporting period.

Consumer discretionary was another source of underperformance relative to the Index. The worst performing position was IMAX, which struggled due to competition from other premium movie formats, weak box office results, and continued concerns about the company's growth prospects in China. Dave & Buster's was another drag on the Fund's performance over the past year. Same store sales moderated for the company due to increased competition from other similar concepts, as well as overall weakness in the restaurant industry. Other weak positions in the sector included Motorcar Parts of America and Pandora. We have taken steps to improve performance in this sector and removed some of the holdings where fundamentals have failed to come through, and initiated new positions in consumer companies with better upside potential.

Other sectors were more muted in their contribution to the Fund's relative performance. Industrials, financials, and utilities were sectors in which the Fund outperformed, while consumer staples, health care, materials, and real estate were sources of underperformance.

The Fund finished the fiscal year-end with 75 holdings, a slight increase from 73 at the end of the previous fiscal year. Of the year-end positions, 29 were new additions to the portfolio since March 31, 2017. While we are pleased with our strong idea generation and are optimistic about the holdings in our portfolio, we continue to monitor the valuations and fundamentals of existing holdings while looking for new investments that could potentially upgrade the Fund and position it for stronger relative returns.

Looking forward, we believe the environment for small capitalization companies in the U.S. remains positive due to lower tax rates, reduced regulation, increased merger and acquisition activity, and good global economic growth. However, we also believe that market volatility could remain heightened throughout the year due to the increased risk of a trade war with China, uncertainty around the approaching mid-term elections in November, the potential for increased regulation of large technology companies, and increased investor wariness of market valuations in the midst of the elongated bull market cycle. As always, we are remaining true to our core process of identifying potential beneficiaries of long-term trends and using our valuation discipline to reduce exposure to positions whose trading multiples have become extended, and hence have less room for outperformance, in our opinion. We appreciate your continued support and confidence in our investment capabilities over the long term.

Sincerely,

John C. Kornitzer
President, KCM

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor's. The firm evaluates a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Earnings growth is not representative of a fund's future performance.

A basis point is one hundredth of a percentage point (0.01%)

Cash flow is the net amount of cash moving into and out of a business.

Yield is the income return on an investment.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Spread to worst is the difference between the yield-to-worst of a bond and yield-to-worst of a U.S. Treasury security with a similar duration.

A Spread is the difference between the bid and the ask price of a security.

Non-investment grade is a bond rating that signifies a low credit quality with a high risk of defaulting.

Free Cash Flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business, or share repurchases.

Dividend yield is a stock's dividend as a percentage of the stock price.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Investment Results

Total Returns as of March 31, 2018 (Unaudited)

			AVERAGE ANNUAL
	GROSS EXPENSE RATIO*	THREE MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Buffalo Discovery Fund (inception date 4/16/01)	1.03%	1.24%	17.35%	14.55%	13.44%	9.30%
Russell Mid Cap Growth Index	N/A	2.17%	19.74%	13.31%	10.61%	8.77%
Lipper Multi-Cap Growth Funds Index	N/A	2.99%	21.42%	14.24%	10.06%	6.78%
Buffalo Dividend Focus Fund (inception date 12/03/12)	0.96%	-2.03%	8.51%	12.97%	N/A	13.31%
S&P 500 Index	N/A	-0.76%	13.99%	13.31%	N/A	14.90%
Lipper Equity Income Funds Index	N/A	-2.63%	8.98%	10.14%	N/A	11.90%
Buffalo Emerging Opportunities Fund (inception date 5/21/04)	1.49%	2.62%	21.84%	11.93%	12.24%	8.56%
Russell 2000 Growth Index	N/A	2.30%	18.63%	12.90%	10.95%	9.74%
Lipper Small-Cap Growth Funds Index	N/A	4.15%	22.00%	12.33%	10.02%	7.74%
Buffalo Flexible Income Fund (inception date 8/12/94)	1.01%	-3.45%	7.57%	5.74%	6.48%	7.20%
Bank of America Merrill Combined Index (60% S&P 500® Index/40% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index) (reflects no deduction for fees, expenses or taxes)	N/A	-0.82%	9.87%	9.99%	8.94%	8.87%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	-1.07%	7.60%	6.58%	5.59%	6.96%
Buffalo Growth Fund (inception date 5/19/95)	0.92%	2.40%	16.38%	13.15%	10.59%	10.03%
Russell 1000 Growth Index	N/A	1.42%	21.25%	15.53%	11.34%	9.18%
Lipper Large Cap Growth Funds Index	N/A	2.98%	23.14%	14.77%	9.82%	8.15%
Buffalo High Yield Fund (inception date 5/19/95)	1.03%	-0.54%	3.20%	4.33%	6.73%	7.08%
ICE Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	-0.91%	3.69%	5.01%	8.12%	7.23%
Lipper High Yield Bond Funds Index	N/A	-0.85%	3.75%	4.41%	6.76%	5.95%
Buffalo International Fund (inception date 9/28/07)**	1.05%	1.21%	18.32%	8.55%	5.49%	4.57%
Russell Global (ex USA) Index Net	N/A	-1.02%	17.02%	6.44%	3.17%	2.03%
Lipper International Funds Index	N/A	-0.74%	16.34%	7.12%	3.44%	2.20%
Buffalo Large Cap Fund (inception date 5/19/95)	0.96%	0.17%	15.41%	14.83%	10.38%	9.55%
Russell 1000 Growth Index	N/A	1.42%	21.25%	15.53%	11.34%	9.18%
Lipper Large-Cap Growth Funds Index	N/A	2.98%	23.14%	14.77%	9.82%	8.15%
Buffalo Mid Cap Fund (inception date 12/17/01)	1.02%	2.79%	11.69%	9.76%	9.18%	8.00%
Russell Mid Cap Growth Index	N/A	2.17%	19.74%	13.31%	10.61%	9.04%
Lipper Mid-Cap Growth Funds Index	N/A	3.24%	20.35%	12.54%	9.55%	8.20%
Buffalo Small Cap Fund (inception date 4/14/98)	1.02%	2.32%	17.65%	10.11%	10.43%	11.55%
Russell 2000 Growth Index	N/A	2.30%	18.63%	12.90%	10.95%	6.23%
Lipper Small-Cap Growth Funds Index	N/A	4.15%	22.00%	12.33%	10.02%	6.92%

*  As reported in the Funds' Prospectus dated July 29, 2017. Current period gross expense ratio for each Fund can be found in the Financial Highlights, beginning on page 80.

**  Performance results does not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principals and may differ from amounts reported in the Financial Highlights.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current as of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

(Unaudited)

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classification. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Russell Global (ex USA) Index Net measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as "small-cap", while the S&P 500 index is used primarily for large capitalization stocks.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology companies, foreign securities, debt securities, lower- or unrated securities and smaller companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

(Unaudited)

Buffalo Discovery Fund

Growth of a $10,000 Investment

Buffalo Dividend Focus Fund

Growth of a $10,000 Investment

Buffalo Emerging Opportunities Fund

Growth of a $10,000 Investment

Buffalo Flexible Income Fund

Growth of a $10,000 Investment

Buffalo Growth Fund

Growth of a $10,000 Investment

Buffalo High Yield Fund

Growth of a $10,000 Investment

Buffalo International Fund

Growth of a $10,000 Investment

Buffalo Large Cap Fund

Growth of a $10,000 Investment

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Buffalo Mid Cap Fund

Growth of a $10,000 Investment

Buffalo Small Cap Fund

Growth of a $10,000 Investment

Expense Example

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As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2017 – March 31, 2018).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for exam- ple, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to esti- mate the expenses you paid on your account during the period. Although the Funds charge no sales load or trans- action fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at pre- vailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. To the extent a Fund invests in shares of other investment companies as part of its invest- ment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD OCTOBER 1, 2017 - MARCH 31, 2018*
Actual	$1,000.00	$1,057.40	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO DIVIDEND FOCUS FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD OCTOBER 1, 2017 - MARCH 31, 2018*
Actual	$1,000.00	$1,043.10	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$4.70

*  Expenses are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO EMERGING OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD OCTOBER 1, 2017 - MARCH 31, 2018*
Actual	$1,000.00	$1,039.80	$7.57
Hypothetical (5% return before expenses)	$1,000.00	$1,010.27	$7.46

*  Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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BUFFALO FLEXIBLE INCOME FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD OCTOBER 1, 2017 - MARCH 31, 2018*
Actual	$1,000.00	$1,018.60	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO GROWTH FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD OCTOBER 1, 2017 - MARCH 31, 2018*
Actual	$1,000.00	$1,087.00	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	$4.60

*  Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD OCTOBER 1, 2017 - MARCH 31, 2018*
Actual	$1,000.00	$1,000.40	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$5.15

*  Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD OCTOBER 1, 2017 - MARCH 31, 2018*
Actual	$1,000.00	$1,076.20	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$5.25

*  Expenses are equal to the Fund's annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD OCTOBER 1, 2017 - MARCH 31, 2018*
Actual	$1,000.00	$1,067.30	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$4.70

*  Expenses are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD OCTOBER 1, 2017 - MARCH 31, 2018*
Actual	$1,000.00	$1,067.80	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$5.15

*  Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD OCTOBER 1, 2017 - MARCH 31, 2018*
Actual	$1,000.00	$1,062.10	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Allocation of Portfolio Holdings

(Unaudited)

Percentages represent market value as a percentage of investments as of March 31, 2018.

BUFFALO DISCOVERY FUND

Common Stock	92.11%
Short-Term Investment	5.48%
REITS	2.41%
100.00%

BUFFALO DIVIDEND FOCUS FUND

Common Stock	89.26%
Short-Term Investment	8.13%
REITS	2.00%
Convertible Preferred Stock	0.61%
100.00%

BUFFALO EMERGING OPPORTUNITIES FUND

Common Stock	86.58%
Short-Term Investments	10.71%
REITS	2.71%
100.00%

BUFFALO FLEXIBLE INCOME FUND

Common Stocks	84.74%
Convertible Bonds	6.85%
Corporate Bonds	4.98%
REITS	2.37%
Short-Term Investment	1.06%
100.00%

BUFFALO GROWTH FUND

Common Stock	96.28%
REITS	2.71%
Short-Term Investment	1.01%
100.00%

BUFFALO HIGH YIELD FUND

Corporate Bonds	64.56%
Bank Loans	18.24%
Convertible Bonds	10.83%
Short-Term Investment	3.91%
Common Stock	1.47%
Preferred Stock	0.50%
REITS	0.49%
100.00%

BUFFALO INTERNATIONAL FUND

Common Stock	91.44%
Short-Term Investment	8.56%
100.00%

BUFFALO LARGE CAP FUND

Common Stock	93.67%
Short-Term Investment	4.00%
REITS	2.33%
100.00%

(Unaudited)

BUFFALO MID CAP FUND

Common Stock	96.26%
Short-Term Investment	2.02%
REITS	1.72%
100.00%

BUFFALO SMALL CAP FUND

Common Stock	95.86%
REITS	3.21%
Short-Term Investment	0.93%
100.00%

Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 91.95%
CONSUMER DISCRETIONARY — 12.45%
	Auto Components — 1.28%
248,360	Aptiv PLC(b)	$21,103,149
66,594	Delphi Technologies PLC(b)	3,173,204
		24,276,353
	Distributors — 1.13%
562,410	LKQ Corp.(a)	21,343,459
	Diversified Consumer Services — 1.17%
437,062	ServiceMaster Global Holdings Inc.(a)	22,224,603
	Household Durables — 2.62%
449,975	Garmin Ltd.(b)	26,517,027
99,998	Mohawk Industries, Inc.(a)	23,221,535
		49,738,562
	Internet & Direct Marketing Retail — 1.43%
18,740	Amazon.com, Inc.(a)	27,123,152
	Media — 1.91%
289,627	Lions Gate Entertainment Corp. — Class A(b)	7,481,066
289,627	Lions Gate Entertainment Corp. — Class B(b)	6,974,218
517,000	Live Nation Entertainment, Inc.(a)	21,786,380
		36,241,664
	Specialty Retail — 0.98%
353,725	Williams-Sonoma, Inc.	18,662,531
	Textiles, Apparel & Luxury Goods — 1.93%
332,910	Luxottica Group S.p.A. — ADR(b)(c)	20,707,002
214,055	VF Corp.	15,865,757
		36,572,759
	Total Consumer Discretionary (Cost $212,253,987)	236,183,083
CONSUMER STAPLES — 1.89%
	Household Products — 1.02%
145,325	The Clorox Co.	19,344,211
	Personal Products — 0.87%
110,455	The Estee Lauder Companies Inc. — Class A	16,537,322
	Total Consumer Staples (Cost $27,302,712)	35,881,533
ENERGY — 0.62%
	Energy Equipment & Services — 0.62%
636,621	Oceaneering International, Inc.	11,802,953
	Total Energy (Cost $17,312,230)	11,802,953
FINANCIALS — 8.47%
	Capital Markets — 8.47%
412,215	Intercontinental Exchange, Inc.	29,893,832
250,540	MSCI, Inc.	37,448,214
387,094	Nasdaq, Inc.	33,375,245
168,410	S&P Global, Inc.	32,176,414
370,355	SEI Investments Co.	27,743,293
	Total Financials (Cost $95,443,426)	160,636,998

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE — 13.18%
	Biotechnology — 2.33%
170,810	Alnylam Pharmaceuticals, Inc.(a)	$20,343,471
732,247	Portola Pharmaceuticals, Inc.(a)	23,915,187
		44,258,658
	Health Care Equipment & Supplies — 6.05%
122,195	Align Technology, Inc.(a)	30,686,830
307,075	Danaher Corp.	30,065,713
362,040	Dentsply Sirona Inc.	18,214,233
413,815	Nevro Corp.(a)	35,865,346
		114,832,122
	Health Care Technology — 2.71%
235,490	athenahealth Inc.(a)	33,682,135
1,238,900	Evolent Health, Inc.(a)	17,654,325
		51,336,460
	Life Sciences Tools & Services — 1.22%
428,625	Accelerate Diagnostics, Inc.(a)	9,794,081
199,240	Agilent Technologies, Inc.	13,329,156
		23,123,237
	Pharmaceuticals — 0.87%
308,225	Optinose, Inc.(a)	6,170,665
123,400	Zoetis Inc.	10,305,134
		16,475,799
	Total Health Care (Cost $212,083,573)	250,026,276
INDUSTRIALS — 19.84%
	Aerospace & Defense — 1.78%
103,455	Harris Corp.	16,685,222
265,517	Hexcel Corp.	17,149,743
		33,834,965
	Building Products — 3.17%
237,030	Allegion PLC(b)	20,216,289
317,520	AO Smith Corp.	20,191,097
486,900	Masco Corp.	19,690,236
		60,097,622
	Commercial Services & Supplies — 1.27%
364,135	Republic Services, Inc.	24,116,661
	Electrical Equipment — 0.88%
96,030	Rockwell Automation, Inc.	16,728,426
	Industrial Conglomerates — 1.77%
119,256	Roper Industries, Inc.	33,473,967
	Machinery — 6.16%
1,106,194	Evoqua Water Technologies Corp.(a)	23,550,870
57,344	Nordson Corp.	7,818,281
118,430	Parker-Hannifin Corp.	20,255,083
217,554	WABCO Holdings, Inc.(a)	29,123,954
468,399	Xylem, Inc.	36,029,251
		116,777,439

Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Professional Services — 4.81%
147,475	Equifax Inc.	$17,374,030
489,190	IHS Markit Ltd.(a)(b)	23,598,525
306,203	Verisk Analytics, Inc.(a)	31,845,112
408,220	WageWorks, Inc.(a)	18,451,544
		91,269,211
	Total Industrials (Cost $302,692,948)	376,298,291
INFORMATION TECHNOLOGY — 29.28%
	Communications Equipment — 1.82%
83,188	F5 Networks, Inc.(a)	12,029,816
212,976	Motorola Solutions, Inc.	22,426,373
		34,456,189
	Electronic Equipment, Instruments & Components — 3.58%
260,110	Amphenol Corp.	22,403,274
163,175	National Instruments Corp.	8,251,760
396,605	Trimble Inc.(a)	14,230,187
165,094	Zebra Technologies Corp.(a)	22,979,434
		67,864,655
	Internet Software & Services — 3.22%
266,016	Akamai Technologies, Inc.(a)	18,881,816
24,840	Alphabet, Inc. — Class A(a)	25,762,557
103,295	Facebook, Inc. — Class A(a)	16,505,508
		61,149,881
	IT Services — 4.86%
267,330	Fidelity National Information Services, Inc.	25,743,879
288,940	Fiserv, Inc.(a)	20,604,311
110,845	FleetCor Technologies Inc.(a)	22,446,113
133,905	MasterCard, Inc. — Class A	23,454,800
		92,249,103
	Semiconductors & Semiconductor Equipment — 3.15%
225,620	Analog Devices, Inc.	20,560,751
148,085	Microchip Technology, Inc.	13,529,046
414,880	Semtech Corp.(a)	16,201,064
131,285	Xilinx, Inc.	9,484,028
		59,774,889
	Software — 12.65%
723,900	8x8, Inc.(a)	13,500,735
272,630	Aspen Technology, Inc.(a)	21,507,781
2,641,948	BlackBerry Ltd.(a)(b)	30,382,402
196,301	Electronic Arts Inc.(a)	23,799,533
217,845	Guidewire Software Inc.(a)	17,608,411
188,904	Intuit, Inc.	32,746,508
149,474	Red Hat, Inc.(a)	22,347,858
169,650	salesforce.com, inc.(a)	19,730,295
138,570	ServiceNow, Inc.(a)	22,926,407
202,975	Synopsys, Inc.(a)	16,895,639
190,100	Take-Two Interactive Software, Inc.(a)	18,587,978
		240,033,547
	Total Information Technology (Cost $431,973,409)	555,528,264

SHARES OR FACE AMOUNT		FAIR VALUE*
MATERIALS — 6.22%
	Chemicals — 6.22%
162,760	Ecolab Inc.	$22,309,513
351,510	FMC Corp.	26,915,121
305,184	Ingevity Corp.(a)	22,489,009
132,205	International Flavors & Fragrances Inc.	18,100,187
195,120	Praxair, Inc.	28,155,816
	Total Materials (Cost $84,995,000)	117,969,646
TOTAL COMMON STOCKS (COST $1,384,057,285)		1,744,327,044
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.41%
REAL ESTATE — 2.41%
138,905	American Tower Corp.	20,188,453
60,929	Equinix Inc.	25,476,852
	Total Real Estate (Cost $29,911,572)	45,665,305
TOTAL REITS (COST $29,911,572)		45,665,305
SHORT TERM INVESTMENT — 5.47%
INVESTMENT COMPANY — 5.47%
103,704,794	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.54%(d)	103,704,794
	Total Investment Company	103,704,794
TOTAL SHORT TERM INVESTMENTS (COST $103,704,794)		103,704,794
TOTAL INVESTMENTS — 99.83% (COST $1,517,673,651)		1,893,697,143
Other Assets in Excess of Liabilities — 0.17%		3,252,847
TOTAL NET ASSETS — 100.00%		$1,896,949,990

PLC — Public Limited Company

ADR — American Depository Receipt

  (a)  Non Income Producing.

  (b)  Foreign Issued Security. The total value of these securities amounted to $160,152,882 (8.44% of net assets) at March 31, 2018.

  (c)  A portion of this security is deemed illiquid. The total value of the illiquid portion of the security amounted to $13,351,790 (0.70% of net assets) at March 31, 2018.

  (d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2018.

  *  See the accompanying Notes to Financial Statements regarding valuation of securities.

  The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 89.00%
CONSUMER DISCRETIONARY — 11.14%
	Auto Components — 0.49%
10,850	The Goodyear Tire & Rubber Co.	$288,393
	Automobiles — 0.50%
8,200	General Motors Co.	297,988
	Hotels, Restaurants & Leisure — 3.06%
11,625	Carnival Corp.(b)	762,367
6,775	Cedar Fair, L.P.	432,787
2,125	Marriott International, Inc. — Class A	288,958
5,700	Starbucks Corp.	329,973
		1,814,085
	Internet & Direct Marketing Retail — 1.46%
600	Amazon.com, Inc.(a)	868,404
	Media — 4.36%
56,450	AMC Entertainment Holdings, Inc.	793,122
15,200	Comcast Corp. — Class A	519,384
4,550	The Walt Disney Co.	457,002
22,400	Twenty-First Centy Fox, Inc. — Class A	821,856
		2,591,364
	Specialty Retail — 1.27%
4,225	The Home Depot, Inc.	753,064
	Total Consumer Discretionary (Cost $5,270,624)	6,613,298
CONSUMER STAPLES — 6.65%
	Beverages — 1.02%
5,550	PepsiCo, Inc.	605,783
	Food & Staples Retailing — 1.69%
4,200	CVS Health Corp.	261,282
8,350	Wal-Mart Stores, Inc.	742,899
		1,004,181
	Food Products — 1.69%
8,900	Pinnacle Foods Inc.	481,490
8,375	The Kraft Heinz Co.	521,679
		1,003,169
	Household Products — 1.57%
4,450	Colgate-Palmolive Co.	318,976
7,725	The Procter & Gamble Co.	612,438
		931,414
	Tobacco — 0.68%
6,450	Altria Group, Inc.	401,964
	Total Consumer Staples (Cost $3,344,227)	3,946,511
ENERGY — 6.11%
	Energy Equipment & Services — 1.08%
7,600	Halliburton Co.	356,744
4,400	Schlumberger Ltd.(b)	285,032
		641,776

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY (Continued)
	Oil, Gas & Consumable Fuels — 5.03%
4,450	Andeavor	$447,492
24,400	Energy Transfer Partners L.P.	395,768
22,350	Enterprise Products Partners L.P.	547,128
8,450	Exxon Mobil Corp.	630,454
11,575	Hess Corp.	585,927
5,950	Royal Dutch Shell PLC. — Class A — ADR(b)	379,670
		2,986,439
	Total Energy (Cost $3,668,511)	3,628,215
FINANCIALS — 16.11%
	Banks — 9.13%
50,650	Bank of America Corp.	1,518,994
23,250	BB&T Corp.	1,209,930
8,550	Citigroup Inc.	577,125
15,425	JPMorgan Chase & Co.	1,696,287
8,000	Wells Fargo & Co.	419,280
		5,421,616
	Capital Markets — 3.76%
1,100	BlackRock, Inc.	595,892
4,025	CME Group Inc.	651,003
5,150	S&P Global, Inc.	983,959
		2,230,854
	Diversified Financial Services — 1.88%
5,600	Berkshire Hathaway Inc. — Class B(a)	1,117,088
	Insurance — 1.34%
11,575	Arthur J. Gallagher & Co.	795,550
	Total Financials (Cost $5,867,747)	9,565,108
HEALTH CARE — 11.66%
	Biotechnology — 2.00%
6,225	AbbVie Inc.	589,196
1,800	Amgen Inc.	306,864
3,850	Gilead Sciences, Inc.	290,252
		1,186,312
	Health Care Equipment & Supplies — 1.48%
7,400	Medtronic, PLC(b)	593,628
2,600	Zimmer Biomet Holdings, Inc.	283,504
		877,132
	Health Care Providers & Services — 3.62%
4,275	Anthem, Inc.	939,217
2,200	McKesson Corp.	309,914
4,200	UnitedHealth Group Inc.	898,800
		2,147,931
	Pharmaceuticals — 4.56%
1,800	Allergan plc(b)	302,922
4,450	Bristol-Myers Squibb Co.	281,462
3,150	Eli Lilly & Co.	243,716
6,825	Johnson & Johnson	874,624

Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
5,600	Merck & Co., Inc.	$305,032
19,800	Pfizer Inc.	702,702
		2,710,458
	Total Health Care (Cost $5,494,456)	6,921,833
INDUSTRIALS — 8.36%
	Aerospace & Defense — 2.06%
2,125	The Boeing Co.	696,745
4,200	United Technologies Corp.	528,444
		1,225,189
	Air Freight & Logistics — 0.49%
1,200	FedEx Corp.	288,132
	Airlines — 1.18%
12,800	Delta Air Lines, Inc.	701,568
	Commercial Services & Supplies — 1.11%
7,800	Waste Management, Inc.	656,136
	Industrial Conglomerates — 1.75%
2,450	3M Co.	537,824
3,450	Honeywell International, Inc.	498,559
		1,036,383
	Machinery — 1.14%
3,950	Parker-Hannifin Corp.	675,569
	Professional Services — 0.63%
3,200	Equifax Inc.	376,992
	Total Industrials (Cost $3,607,697)	4,959,969
INFORMATION TECHNOLOGY — 22.42%
	Communications Equipment — 1.28%
17,750	Cisco Systems, Inc.	761,297
	Internet Software & Services — 2.93%
630	Alphabet, Inc. — Class A(a)	653,398
650	Alphabet, Inc. — Class C(a)	670,664
2,600	Facebook, Inc. — Class A(a)	415,454
		1,739,516
	IT Services — 2.60%
12,925	Visa Inc. — Class A	1,546,089
	Semiconductors & Semiconductor Equipment — 5.94%
7,900	Analog Devices, Inc.	719,927
3,400	Broadcom Ltd.(b)	801,210
14,550	Intel Corp.	757,764
5,375	QUALCOMM, Inc.	297,829
9,150	Texas Instruments Inc.	950,593
		3,527,323
	Software — 6.58%
13,850	Activision Blizzard, Inc.	934,321
25,150	Microsoft Corp.	2,295,440
14,725	Oracle Corp.	673,669
		3,903,430

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Technology Hardware, Storage & Peripherals — 3.09%
10,920	Apple Inc.	$1,832,158
	Total Information Technology (Cost $7,788,918)	13,309,813
MATERIALS — 2.14%
	Chemicals — 2.14%
8,475	DowDuPont Inc.	539,942
14,100	Huntsman Corp.	412,425
2,700	Monsanto Co.	315,063
	Total Materials (Cost $1,151,869)	1,267,430
TELECOMMUNICATION SERVICES — 1.65%
	Diversified Telecommunication Services — 1.65%
13,300	AT&T Inc.	474,145
10,625	Verizon Communications, Inc.	508,087
	Total Telecommunication Services (Cost $953,783)	982,232
UTILITIES — 2.76%
	Electric Utilities — 2.76%
15,700	American Electric Power Co., Inc.	1,076,863
8,850	Edison International	563,391
	Total Utilities (Cost $1,544,485)	1,640,254
TOTAL COMMON STOCKS (COST $38,692,317)		52,834,663
CONVERTIBLE PREFERRED STOCK — 0.61%
INDUSTRIALS — 0.61%
	Commercial Services & Supplies — 0.61%
	Stericycle, Inc.
7,970	(09/15/2018; 5.250%)(c)	360,563
	Total Industrials (Cost $497,708)	360,563
TOTAL CONVERTIBLE PREFERRED STOCK (COST $497,708)		360,563
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.99%
REAL ESTATE — 1.99%
3,200	American Tower Corp.	465,088
1,100	Equinix Inc.	459,954
7,400	Weyerhaeuser Co.	259,000
	Total Real Estate (Cost $1,067,767)	1,184,042
TOTAL REITS (COST $1,067,767)		1,184,042

Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 8.11%
INVESTMENT COMPANY — 8.11%
4,811,557	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.54%(d)	$4,811,557
	Total Investment Company	4,811,557
TOTAL SHORT TERM INVESTMENT (COST $4,811,557)		4,811,557
TOTAL INVESTMENTS — 99.71% (COST $45,069,349)		59,190,825
Other Assets in Excess of Liabilities — 0.29%		172,939
TOTAL NET ASSETS — 100.00%		$59,363,764

PLC — Public Limited Company

ADR — American Depository Receipt

  (a)  Non Income Producing.

  (b)  Foreign Issued Security. The total value of these securities amounted to $3,124,829 (5.26% of net assets) at March 31, 2018.

  (c)  Maturity Date and Preferred Dividend Rate of Preferred Stock

  (d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2018.

  *  See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 86.91%
CONSUMER DISCRETIONARY — 13.80%
	Auto Components — 2.34%
96,100	Motorcar Parts of America, Inc.(a)	$2,059,423
	Hotels, Restaurants & Leisure — 2.92%
119,900	Del Taco Restaurants, Inc.(a)	1,242,164
130,000	Playa Hotels & Resorts N.V.(a)(b)	1,328,600
		2,570,764
	Household Durables — 3.42%
15,300	Installed Building Products Inc.(a)	918,765
13,000	LGI Homes, Inc.(a)	917,410
22,500	Universal Electronics, Inc.(a)	1,171,125
		3,007,300
	Internet & Direct Marketing Retail — 0.64%
30,200	Duluth Holdings Inc. — Class B(a)	565,646
	Leisure Products — 2.01%
38,300	MCBC Holdings, Inc.(a)	965,160
59,500	Nautilus, Inc.(a)	800,275
		1,765,435
	Media — 1.40%
54,000	Liberty Media Corp-Liberty Braves(a)	1,232,280
	Specialty Retail — 1.07%
29,400	At Home Group Inc.(a)	941,976
	Total Consumer Discretionary (Cost $11,462,065)	12,142,824
CONSUMER STAPLES — 2.34%
	Beverages — 1.47%
14,400	MGP Ingredients, Inc.	1,290,096
	Personal Products — 0.87%
39,500	e.l.f. Beauty, Inc.(a)	765,115
	Total Consumer Staples (Cost $1,343,850)	2,055,211
FINANCIALS — 7.20%
	Capital Markets — 3.60%
54,100	Financial Engines Inc.	1,893,500
34,285	Hamilton Lane Inc.	1,276,430
		3,169,930
	Diversified Financial Services — 1.48%
79,300	Compass Diversified Holdings	1,300,520
	Insurance — 2.12%
36,300	Kinsale Capital Group, Inc.	1,863,279
	Total Financials (Cost $4,158,602)	6,333,729
HEALTH CARE — 12.71%
	Biotechnology — 0.90%
17,400	Deciphera Pharmaceuticals, Inc.(a)	348,696
22,100	Dynavax Technologies Corp.(a)	438,685
		787,381

 Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Equipment & Supplies — 4.12%
75,000	Invuity, Inc.(a)	$288,750
19,200	Nevro Corp.(a)	1,664,064
43,900	OrthoPediatrics Corp.(a)	661,134
80,900	Oxford Immunotec Global PLC(a)(b)	1,007,205
		3,621,153
	Health Care Providers & Services — 2.98%
119,800	Cross Country Healthcare, Inc.(a)	1,330,978
20,900	LHC Group, Inc.(a)	1,286,604
		2,617,582
	Health Care Technology — 3.80%
69,200	HealthStream, Inc.	1,718,236
37,500	Omnicell, Inc.(a)	1,627,500
		3,345,736
	Pharmaceuticals — 0.91%
75,000	Clearside Biomedical, Inc.(a)	804,750
	Total Health Care (Cost $9,845,245)	11,176,602
INDUSTRIALS — 20.33%
	Aerospace & Defense — 2.70%
39,600	Astronics Corp.(a)	1,477,080
87,000	Kratos Defense & Security Solutions, Inc.(a)	895,230
		2,372,310
	Air Freight & Logistics — 1.24%
47,000	Air Transport Services Group, Inc.(a)	1,096,040
	Building Products — 3.16%
36,400	Apogee Enterprises, Inc.	1,577,940
19,400	Patrick Industries, Inc.(a)	1,199,890
		2,777,830
	Machinery — 2.66%
130,700	Kornit Digital Ltd.(a)(b)	1,686,030
5,600	Proto Labs, Inc.(a)	658,280
		2,344,310
	Professional Services — 4.30%
20,900	ICF International, Inc.	1,221,605
25,300	WageWorks, Inc.(a)	1,143,560
49,900	Willdan Group, Inc.(a)	1,414,665
		3,779,830
	Trading Companies & Distributors — 6.27%
131,000	Foundation Building Materials, Inc.(a)	1,953,210
205,000	Nexeo Solutions, Inc.(a)	2,193,500
17,800	SiteOne Landscape Supply, Inc.(a)	1,371,312
		5,518,022
	Total Industrials (Cost $15,625,459)	17,888,342
INFORMATION TECHNOLOGY — 27.26%
	Internet Software & Services — 13.53%
127,700	Amber Road Inc.(a)	1,136,530
61,000	Cardlytics, Inc.(a)	892,430

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
39,400	CommerceHub, Inc.(a)	$886,106
30,505	Envestnet, Inc.(a)	1,747,936
51,000	Five9, Inc.(a)	1,519,290
39,000	Instructure, Inc.(a)	1,643,850
59,920	Mimecast Ltd.(a)(b)	2,122,966
30,300	Shutterstock Inc.(a)	1,458,945
39,000	Yext, Inc.(a)	493,350
		11,901,403
	IT Services — 2.40%
43,600	Virtusa Corp.(a)	2,112,856
	Semiconductors & Semiconductor Equipment — 3.54%
67,680	Everspin Technologies, Inc.(a)	510,984
51,000	Ichor Holdings, Ltd.(a)(b)	1,234,710
60,000	MaxLinear, Inc. — Class A(a)	1,365,000
		3,110,694
	Software — 7.79%
135,500	8x8, Inc.(a)	2,527,075
45,300	Everbridge, Inc.(a)	1,657,980
91,300	Materialise NV — ADR(a)(b)	1,067,297
26,500	Varonis Systems, Inc.(a)	1,603,250
		6,855,602
	Total Information Technology (Cost $14,562,202)	23,980,555
MATERIALS — 2.81%
	Chemicals — 1.83%
21,900	Ingevity Corp.(a)	1,613,811
	Construction Materials — 0.98%
14,200	US Concrete Inc.(a)	857,680
	Total Materials (Cost $1,743,968)	2,471,491
UTILITIES — 0.46%
	Water Utilities — 0.46%
32,500	AquaVenture Holdings Ltd.(a)(b)	403,650
	Total Utilities (Cost $585,000)	403,650
TOTAL COMMON STOCKS (COST $59,326,391)		76,452,404
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.72%
REAL ESTATE — 2.72%
93,100	Community Healthcare Trust, Inc.	2,396,394
	Total Real Estate (Cost $2,160,756)	2,396,394
TOTAL REITS (COST $2,160,756)		2,396,394

 Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENTS — 10.75%
INVESTMENT COMPANIES — 10.75%
8,697,564	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.54%(c)	$8,697,564
755,231	The STIT-Treasury Portfolio — 1.62%(c)	755,231
	Total Investment Companies	9,452,795
TOTAL SHORT TERM INVESTMENTS (COST $9,452,795)		9,452,795
TOTAL INVESTMENTS — 100.38% (COST $70,939,942)		88,301,593
Liabilities in Excess of Other Assets — (0.38)%		(333,005)
TOTAL NET ASSETS — 100.00%		$87,968,588

PLC — Public Limited Company

ADR — American Depository Receipt

  (a)  Non Income Producing

  (b)  Foreign Issued Security. The total value of these securities amounted to $8,850,458 (10.06% of net assets) at March 31, 2018.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2018.

  *  See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 84.60%
CONSUMER DISCRETIONARY — 4.25%
	Automobiles — 0.69%
435,000	Ford Motor Co.	$4,819,800
	Media — 3.56%
498,000	Lions Gate Entertainment Corp. — Class A(b)	12,863,340
498,000	Lions Gate Entertainment Corp. — Class B(b)	11,991,840
		24,855,180
	Total Consumer Discretionary (Cost $33,072,586)	29,674,980
CONSUMER STAPLES — 14.15%
	Beverages — 4.90%
50,000	Dr. Pepper Snapple Group, Inc.	5,919,000
100,000	PepsiCo, Inc.	10,915,000
400,000	The Coca Cola Co.	17,372,000
		34,206,000
	Food & Staples Retailing — 2.21%
50,000	Costco Wholesale Corp.	9,421,500
100,000	Sysco Corp.	5,996,000
		15,417,500
	Food Products — 1.82%
16,789	B&G Foods Inc.	397,899
200,000	General Mills, Inc.	9,012,000
50,000	Kellogg Co.	3,250,500
		12,660,399
	Household Products — 5.22%
25,000	Colgate-Palmolive Co.	1,792,000
50,000	Kimberly-Clark Corp.	5,506,500
100,000	The Clorox Co.	13,311,000
200,000	The Procter & Gamble Co.	15,856,000
		36,465,500
	Total Consumer Staples (Cost $63,053,087)	98,749,399
ENERGY — 23.10%
	Energy Equipment & Services — 1.78%
65,000	Helmerich & Payne, Inc.	4,326,400
125,000	Schlumberger Ltd.(b)	8,097,500
		12,423,900
	Oil, Gas & Consumable Fuels — 21.32%
130,000	Apache Corp.	5,002,400
399,000	BP PLC — ADR(b)	16,175,460
150,000	Chevron Corp.	17,106,000
364,000	ConocoPhillips	21,581,560
140,000	Delek Logistics Partners LP	3,969,000
250,000	Exxon Mobil Corp.	18,652,500
175,000	Hess Corp.	8,858,500
582,310	HollyFrontier Corp.	28,451,667
30,000	Kinder Morgan, Inc.	451,800
100,000	Marathon Petroleum Corp.	7,311,000
25,000	Phillips 66	2,398,000

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY (Continued)
288,000	Royal Dutch Shell PLC. — Class A — ADR(b)	$18,377,280
15,000	Suncor Energy, Inc.(b)	518,100
		148,853,267
	Total Energy (Cost $142,925,979)	161,277,167
FINANCIALS — 5.29%
	Banks — 2.41%
323,000	BB&T Corp.	16,808,920
	Insurance — 2.88%
100,000	Arthur J. Gallagher & Co.	6,873,000
140,000	The Allstate Corp.	13,272,000
		20,145,000
	Total Financials (Cost $20,886,665)	36,953,920
HEALTH CARE — 9.59%
	Health Care Equipment & Supplies — 1.62%
80,000	Abbott Laboratories	4,793,600
100,000	Baxter International, Inc.	6,504,000
		11,297,600
	Pharmaceuticals — 7.97%
75,000	Eli Lilly & Co.	5,802,750
460,000	GlaxoSmithKline PLC — ADR(b)	17,972,200
140,000	Johnson & Johnson	17,941,000
80,000	Merck & Co., Inc.	4,357,600
270,000	Pfizer Inc.	9,582,300
		55,655,850
	Total Health Care (Cost $45,723,341)	66,953,450
INDUSTRIALS — 9.47%
	Aerospace & Defense — 4.23%
90,000	The Boeing Co.	29,509,200
	Commercial Services & Supplies — 3.66%
800,000	Pitney Bowes Inc.	8,712,000
200,000	Waste Management, Inc.	16,824,000
		25,536,000
	Industrial Conglomerates — 1.58%
820,000	General Electric Co.	11,053,600
	Total Industrials (Cost $39,504,641)	66,098,800
INFORMATION TECHNOLOGY — 10.84%
	Communications Equipment — 1.23%
200,000	Cisco Systems, Inc.	8,578,000
	IT Services — 2.41%
110,000	International Business Machines Corp. (IBM)	16,877,300
	Semiconductors & Semiconductor Equipment — 3.93%
500,000	Intel Corp.	26,040,000
25,000	QUALCOMM, Inc.	1,385,250
		27,425,250

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Software — 3.27%
250,000	Microsoft Corp.	$22,817,500
	Total Information Technology (Cost $42,908,902)	75,698,050
MATERIALS — 2.20%
	Chemicals — 1.83%
200,000	DowDuPont Inc.	12,742,000
	Metals & Mining — 0.37%
50,000	Rio Tinto PLC — ADR(b)	2,576,500
	Total Materials (Cost $7,853,743)	15,318,500
TELECOMMUNICATION SERVICES — 5.71%
	Diversified Telecommunication Services — 5.71%
587,500	AT&T Inc.	20,944,375
396,000	Verizon Communications, Inc.	18,936,720
	Total Telecommunication Services (Cost $39,291,323)	39,881,095
TOTAL COMMON STOCKS (COST $435,220,267)		590,605,361
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.36%
REAL ESTATE — 2.36%
85,300	Digital Realty Trust, Inc.	8,988,914
215,000	Weyerhaeuser Co.	7,525,000
	Total Real Estate (Cost $11,199,793)	16,513,914
TOTAL REITS (COST $11,199,793)		16,513,914
CONVERTIBLE BONDS — 6.84%
CONSUMER DISCRETIONARY — 4.31%
	Media — 4.31%
	Lions Gate Entertainment Inc.
$30,000,000	1.250%, 04/15/2018(c)	30,069,780
	Total Consumer Discretionary (Cost $30,000,000)	30,069,780
HEALTH CARE — 0.33%
	Pharmaceuticals — 0.33%
	The Medicines Co.
2,000,000	2.500%, 01/15/2022	2,310,418
	Total Health Care (Cost $2,048,388)	2,310,418
INDUSTRIALS — 0.39%
	Air Freight & Logistics — 0.39%
	UTi Worldwide, Inc.
2,600,000	4.500%, 03/01/2019(b)(c)	2,717,000
	Total Industrials (Cost $2,600,000)	2,717,000

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY — 1.81%
	Internet Software & Services — 0.68%
	Cornerstone OnDemand, Inc.
$4,750,000	1.500%, 07/01/2018	$4,751,188
	Software — 1.13%
	Nuance Communications, Inc.
7,725,000	1.500%, 11/01/2035(a)	7,910,701
	Total Information Technology (Cost $12,237,448)	12,661,889
TOTAL CONVERTIBLE BONDS (COST $46,885,836)		47,759,087
CORPORATE BONDS — 4.98%
CONSUMER DISCRETIONARY — 0.37%
	Leisure Products — 0.37%
	Brunswick Corp.
2,200,000	7.375%, 09/01/2023	2,572,723
	Total Consumer Discretionary (Cost $2,109,026)	2,572,723
ENERGY — 1.70%
	Energy Equipment & Services — 0.71%
	Forum Energy Technologies Inc.
5,000,000	6.250%, 10/01/2021	4,975,000
	Oil, Gas & Consumable Fuels — 0.99%
	Approach Resources, Inc.
3,000,000	7.000%, 06/15/2021	2,865,000
	WildHorse Resource Development Corp.
4,000,000	6.875%, 02/01/2025	4,030,000
		6,895,000
	Total Energy (Cost $11,801,984)	11,870,000
FINANCIALS — 0.37%
	Diversified Financial Services — 0.37%
	Everi Payments Inc.
2,500,000	7.500%, 12/15/2025 (Acquired 11/20/2017, Cost $2,500,000)(a)(d)(e)	2,543,750
	Total Financials (Cost $2,500,000)	2,543,750
INDUSTRIALS — 0.43%
	Aerospace & Defense — 0.43%
	TransDigm, Inc.
3,000,000	5.500%, 10/15/2020	3,022,500
	Total Industrials (Cost $2,982,500)	3,022,500
INFORMATION TECHNOLOGY — 1.47%
	Diversified Telecommunication Services — 0.53%
	CCO Holdings LLC / CCO Holdings Capital Corp.
3,706,000	5.250%, 03/15/2021	3,736,111

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Software — 0.94%
	ACI Worldwide, Inc.
$3,750,000	6.375%, 08/15/2020(a)(c)(e)	$3,793,462
	Nuance Communications, Inc.
2,722,000	5.375%, 08/15/2020 (Acquired 05/22/2014, Cost $2,734,912)(a)(d)(e)	2,746,226
		6,539,688
	Total Information Technology (Cost $10,152,204)	10,275,799
TELECOMMUNICATION SERVICES — 0.64%
	Diversified Telecommunication Services — 0.64%
	Consolidated Communications Inc
5,000,000	6.500%, 10/01/2022	4,450,000
	Total Telecommunication Services (Cost $4,956,500)	4,450,000
TOTAL CORPORATE BONDS (COST $34,502,214)		34,734,772
SHORT TERM INVESTMENT — 1.06%
INVESTMENT COMPANY — 1.06%
7,400,879	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.54%(f)	7,400,879
	Total Investment Company	7,400,879
TOTAL SHORT TERM INVESTMENT (COST $7,400,879)		7,400,879
TOTAL INVESTMENTS — 99.84% (Cost $535,208,989)		697,014,013
WRITTEN OPTION CONTRACTS — (0.02)% (Premiums received $167,462)		(168,964)
Other Assets in Excess of Liabilities — 0.18%		1,239,336
TOTAL NET ASSETS — 100.00%		$698,084,385

PLC — Public Limited Company

ADR — American Depositary Receipt

  (a)  Non Income Producing

  (b)  Foreign Issued Securities. The total value of these securities amounted to $91,289,220 (13.08% of net assets) at March 31, 2018.

  (c)  These securities are deemed illiquid. The total value of the securities amounted to $36,580,242 (5.24% of net assets) at March 31, 2018.

  (d)  Restricted security deemed liquid. The total value of restricted securities is $5,289,976 (0.76% of net assets) at March 31, 2018.

  (e)  Rule 144A Securities. The total value of Rule 144A Securities is $9,083,438 (1.30% of net assets) at March 31, 2018.

  (f)  The rate quoted is the annualized seven-day effective yield as of March 31, 2018.

  *  See the accompanying Notes to Financial Statements regarding valuation of securities.

Buffalo Flexible Income Fund

(Continued)

SCHEDULE OF INVESTMENTS
OPTIONS WRITTEN

March 31, 2018

CONTRACTS		NOTIONAL AMOUNTS	VALUE
CALL OPTIONS WRITTEN
	The Boeing Co.
400	Expiration: May 2018, Exercise Price: $400.00	$13,115,200	$31,600
	ConocoPhillips
80	Expiration: April 2018, Exercise Price: $61.00	474,320	6,320
	DowDuPont Inc.
500	Expiration: April 2018, Exercise Price: $75.00	3,185,500	2,500
	HollyFrontier Corp.
300	Expiration: April 2018, Exercise Price: $52.00	1,465,800	11,250
400	Expiration: June 2018, Exercise Price: $50.00	1,954,400	94,000
	Intel Corp.
46	Expiration: April 2018, Exercise Price: $50.00	239,568	13,294
	Waste Management, Inc.
500	Expiration: April 2018, Exercise Price: $90.00	4,206,000	10,000
	Total Written Options (Premiums received $167,462)		$168,964

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 96.35%
CONSUMER DISCRETIONARY — 15.49%
	Auto Components — 1.00%
24,025	Aptiv PLC(b)	$2,041,404
	Hotels, Restaurants & Leisure — 1.32%
46,415	Starbucks Corp.	2,686,965
	Internet & Direct Marketing Retail — 7.35%
7,485	Amazon.com, Inc.(a)	10,833,340
2,011	Booking Holdings, Inc.(a)	4,183,664
		15,017,004
	Media — 1.69%
34,345	The Walt Disney Co.	3,449,612
	Specialty Retail — 1.98%
22,718	The Home Depot, Inc.	4,049,256
	Textiles, Apparel & Luxury Goods — 2.15%
66,034	NIKE, Inc. — Class B	4,387,299
	Total Consumer Discretionary (Cost $16,341,925)	31,631,540
FINANCIALS — 10.04%
	Banks — 1.71%
31,745	JPMorgan Chase & Co.	3,490,998
	Capital Markets — 8.33%
42,695	Charles Schwab Corp/The	2,229,533
25,460	CME Group Inc.	4,117,900
57,670	Intercontinental Exchange, Inc.	4,182,228
12,172	MarketAxess Holdings, Inc.	2,646,680
20,083	S&P Global, Inc.	3,837,058
		17,013,399
	Total Financials (Cost $12,449,824)	20,504,397
HEALTH CARE — 14.30%
	Biotechnology — 2.24%
10,823	Biogen Idec Inc.(a)	2,963,554
48,980	Portola Pharmaceuticals, Inc.(a)	1,599,686
		4,563,240
	Health Care Equipment & Supplies — 9.30%
77,233	Abbott Laboratories	4,627,801
16,411	Align Technology, Inc.(a)	4,121,295
55,857	Baxter International, Inc.	3,632,939
38,375	Danaher Corp.	3,757,296
14,878	IDEXX Laboratories, Inc.(a)	2,847,501
		18,986,832
	Health Care Providers & Services — 1.72%
16,435	UnitedHealth Group Inc.	3,517,090
	Pharmaceuticals — 1.04%
39,151	Merck & Co., Inc.	2,132,555
	Total Health Care (Cost $18,648,556)	29,199,717

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS — 9.33%
	Building Products — 1.13%
36,405	AO Smith Corp.	$2,314,994
	Industrial Conglomerates — 2.96%
13,517	3M Co.	2,967,252
21,246	Honeywell International, Inc.	3,070,259
		6,037,511
	Machinery — 2.68%
129,364	Evoqua Water Technologies Corp.(a)	2,754,159
20,285	WABCO Holdings, Inc.(a)	2,715,553
		5,469,712
	Professional Services — 1.46%
52,565	TransUnion(a)	2,984,641
	Road & Rail — 1.10%
16,800	Union Pacific Corp.	2,258,424
	Total Industrials (Cost $15,420,517)	19,065,282
INFORMATION TECHNOLOGY — 41.74%
	Electronic Equipment, Instruments & Components — 1.16%
11,360	Littelfuse, Inc.	2,364,925
	Internet Software & Services — 8.68%
11,645	Alibaba Group Holding Ltd. — ADR(a)(b)	2,137,323
4,737	Alphabet, Inc. — Class A(a)	4,912,932
4,575	Alphabet, Inc. — Class C(a)	4,720,439
23,687	Facebook, Inc. — Class A(a)	3,784,946
17,535	Shopify, Inc.(a)(b)	2,184,686
		17,740,326
	IT Services — 8.27%
32,515	Broadridge Financial Solutions, Inc.	3,566,570
45,160	Fiserv, Inc.(a)	3,220,360
19,230	MasterCard, Inc. — Class A	3,368,327
35,533	Visa Inc. — Class A	4,250,457
15,905	WEX, Inc.(a)	2,491,041
		16,896,755
	Semiconductors & Semiconductor Equipment — 2.08%
36,741	QUALCOMM, Inc.	2,035,819
56,460	Semtech Corp.(a)	2,204,763
		4,240,582
	Software — 18.04%
16,150	Adobe Systems, Inc.(a)	3,489,692
19,405	Electronic Arts Inc.(a)	2,352,662
28,485	Guidewire Software Inc.(a)	2,302,443
18,549	Intuit, Inc.	3,215,469
103,960	Microsoft Corp.	9,488,429
56,865	Oracle Corp.	2,601,574
42,950	Paylocity Holding Corp.(a)	2,200,329
16,540	Red Hat, Inc.(a)	2,472,895
32,370	salesforce.com, inc.(a)	3,764,631
15,045	ServiceNow, Inc.(a)	2,489,195
20,360	VMware, Inc.(a)	2,469,057
		36,846,376

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Technology Hardware, Storage & Peripherals — 3.51%
42,752	Apple Inc.	$7,172,931
	Total Information Technology (Cost $52,824,749)	85,261,895
MATERIALS — 3.39%
	Chemicals — 3.39%
24,985	Ecolab Inc.	3,424,694
24,235	Praxair, Inc.	3,497,110
	Total Materials (Cost $3,818,758)	6,921,804
TELECOMMUNICATION SERVICES — 2.06%
	Diversified Telecommunication Services — 2.06%
58,529	AT&T Inc.	2,086,559
44,540	Verizon Communications, Inc.	2,129,903
	Total Telecommunication Services (Cost $4,542,221)	4,216,462
TOTAL COMMON STOCKS (COST $124,046,550)		196,801,097
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.72%
REAL ESTATE — 2.72%
15,585	American Tower Corp.	2,265,124
7,834	Equinix Inc.	3,275,709
	Total Real Estate (Cost $3,587,537)	5,540,833
TOTAL REITS (COST $3,587,537)		5,540,833
SHORT TERM INVESTMENT — 1.01%
INVESTMENT COMPANY — 1.01%
2,069,310	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.54%(c)	2,069,310
	Total Investment Company	2,069,310
TOTAL SHORT TERM INVESTMENT (COST $2,069,310)		2,069,310
TOTAL INVESTMENTS — 100.08% (COST $129,703,397)		204,411,240
Liabilities in Excess of Other Assets — (0.08)%		(160,139)
TOTAL NET ASSETS — 100.00%		$204,251,101

PLC — Public Limited Company

ADR — American Depositary Receipt

  (a)  Non Income Producing

  (b)  Foreign Issued Security. The total value of these securities amounted to $6,363,413 (3.12% of net assets) at March 31, 2018.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2018.

  *  See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 1.45%
CONSUMER DISCRETIONARY — 0.53%
	Media — 0.53%
24,485	Lions Gate Entertainment Corp. — Class A(a)(b)	$632,447
24,485	Lions Gate Entertainment Corp. — Class B(a)(b)	589,599
	Total Consumer Discretionary (Cost $499,984)	1,222,046
INDUSTRIALS — 0.92%
	Machinery — 0.92%
42,288	The Greenbrier Companies, Inc.	2,124,980
	Total Industrials (Cost $1,499,814)	2,124,980
TOTAL COMMON STOCKS (COST $1,999,798)		3,347,026
PREFERRED STOCK — 0.49%
FINANCIALS — 0.49%
	Diversified Financial Services — 0.49%
	Compass Diversified Holdings
50,000	(Perpetual Call 07/30/2022; 7.250%)(f)	1,134,000
	Total Financials (Cost $1,248,860)	1,134,000
TOTAL PREFERRED STOCK (COST $1,248,860)		1,134,000
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.48%
REAL ESTATE — 0.48%
1,000	Crown Castle International Corp.	1,117,930
	Total Real Estate (Cost $1,035,000)	1,117,930
TOTAL REITS (COST $1,035,000)		1,117,930
CONVERTIBLE BONDS — 10.64%
CONSUMER DISCRETIONARY — 3.96%
	Diversified Consumer Services — 0.57%
	Carriage Services, Inc.
$1,000,000	2.750%, 03/15/2021	1,315,674
	Media — 3.39%
	Lions Gate Entertainment Inc.
5,000,000	1.250%, 04/15/2018(c)	5,011,630
	Live Nation Entertainment Inc.
2,000,000	2.500%, 05/15/2019	2,586,738
250,000	2.500%, 03/15/2023(e)	252,920
		7,851,288
	Total Consumer Discretionary (Cost $8,245,000)	9,166,962

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY — 0.82%
	Oil, Gas & Consumable Fuels — 0.82%
	Whiting Petroleum Corp.
$2,000,000	1.250%, 04/01/2020	$1,892,474
	Total Energy (Cost $1,741,221)	1,892,474
FINANCIALS — 0.70%
	Consumer Finance — 0.70%
	PRA Group, Inc.
1,500,000	3.500%, 06/01/2023 (Acquired Various Dates, Cost $1,533,302)(d)(e)	1,613,850
	Total Financials (Cost $1,533,302)	1,613,850
HEALTH CARE — 1.06%
	Pharmaceuticals — 1.06%
	Supernus Pharmaceuticals, Inc.
500,000	0.625%, 04/01/2023 (Acquired Various Dates, Cost $515,887)(d)(e)	533,172
	The Medicines Co.
2,000,000	2.750%, 07/15/2023	1,930,242
	Total Health Care (Cost $2,515,887)	2,463,414
INDUSTRIALS — 0.88%
	Air Freight & Logistics — 0.44%
	Air Transport Services Group, Inc.
1,000,000	1.125%, 10/15/2024(e)	1,007,637
	Machinery — 0.44%
	Chart Industries, Inc.
1,000,000	2.000%, 08/01/2018	1,019,783
	Total Industrials (Cost $2,042,128)	2,027,420
INFORMATION TECHNOLOGY — 3.22%
	Internet Software & Services — 1.32%
	Envestnet, Inc.
1,500,000	1.750%, 12/15/2019	1,651,125
	Twitter, Inc.
1,500,000	1.000%, 09/15/2021	1,406,424
		3,057,549
	Software — 1.90%
	Guidewire Software, Inc.
2,000,000	1.250%, 03/15/2025	1,965,438
	Nuance Communications, Inc.
2,060,000	1.500%, 11/01/2035	2,109,521
	Zendesk, Inc.
300,000	0.250%, 03/15/2023(e)	306,600
		4,381,559
	Total Information Technology (Cost $7,131,634)	7,439,108
TOTAL CONVERTIBLE BONDS (COST $23,209,172)		24,603,228

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
CORPORATE BONDS — 63.41%
CONSUMER DISCRETIONARY — 16.87%
	Auto Components — 0.43%
	Allison Transmission Holdings, Inc.
$1,000,000	5.000%, 10/01/2024 (Acquired 03/20/2017, Cost $1,000,000)(d)(e)	$993,750
	Distributors — 0.86%
	LKQ Corp.
2,000,000	4.750%, 05/15/2023	2,000,000
	Diversified Consumer Services — 1.09%
	Perry Ellis International, Inc.
1,510,000	7.875%, 04/01/2019(c)	1,511,888
	Service Corp International
1,000,000	4.500%, 11/15/2020	1,007,500
		2,519,388
	Hotels, Restaurants & Leisure — 1.72%
	Nathan's Famous, Inc.
500,000	6.625%, 11/01/2025 (Acquired 10/18/2017, Cost $500,000)(d)(e)	505,000
	Royal Caribbean Cruises Ltd.
1,615,000	7.500%, 10/15/2027(b)	1,990,183
	Six Flags Entertainment Corp.
1,500,000	5.500%, 04/15/2027 (Acquired 03/30/2017, Cost $1,500,000)(d)(e)	1,488,750
		3,983,933
	Internet & Direct Marketing Retail — 0.98%
	Netflix, Inc.
250,000	5.500%, 02/15/2022	260,625
1,000,000	5.750%, 03/01/2024	1,042,500
1,000,000	4.875%, 04/15/2028 (Acquired 10/23/2017, Cost $1,000,000)(d)(e)	962,850
		2,265,975
	Leisure Products — 1.94%
	Brunswick Corp.
3,000,000	7.375%, 09/01/2023	3,508,258
	Mattel, Inc.
1,000,000	6.750%, 12/31/2025 (Acquired 12/15/2017, Cost $1,000,000)(d)(e)	980,000
		4,488,258
	Media — 6.52%
	AMC Networks Inc.
1,500,000	5.000%, 04/01/2024	1,486,005
	Cinemark USA, Inc.
1,000,000	5.125%, 12/15/2022	1,022,500
	Gray Television, Inc.
2,060,000	5.875%, 07/15/2026 (Acquired Various Dates, Cost $2,061,124)(d)(e)	2,008,500
	Lions Gate Capital Holdings LLC
250,000	5.875%, 11/01/2024 (Acquired 10/13/2016, Cost $249,402)(d)(e)(h)	260,625
	Live Nation Entertainment Inc.
3,100,000	5.375%, 06/15/2022 (Acquired Various Dates, Cost $3,110,000)(d)(e)	3,177,500
1,000,000	4.875%, 11/01/2024 (Acquired 10/26/2016, Cost $1,000,000)(d)(e)	977,500
250,000	5.625%, 03/15/2026 (Acquired 03/15/2018, Cost $250,000)(d)(e)	253,750
	MDC Partners Inc.
1,000,000	6.500%, 05/01/2024 (Acquired 02/27/2018, Cost $1,000,000)(b)(d)(e)	977,500
	Sirius XM Radio, Inc.
1,000,000	3.875%, 08/01/2022 (Acquired Various Dates, Cost $1,007,500)(d)(e)	963,000
1,500,000	4.625%, 05/15/2023 (Acquired Various Dates, Cost $1,535,924)(d)(e)	1,479,825
250,000	5.375%, 07/15/2026 (Acquired 05/18/2016, Cost $250,000)(d)(e)	247,500

SHARES OR FACE AMOUNT		FAIR VALUE*
CONSUMER DISCRETIONARY (Continued)
	The E.W. Scripps Co.
$250,000	5.125%, 05/15/2025 (Acquired 04/20/2017, Cost $250,000)(d)(e)	$233,125
	Townsquare Media, Inc.
2,100,000	6.500%, 04/01/2023 (Acquired Various Dates, Cost $2,048,357)(d)(e)	1,981,875
		15,069,205
	Specialty Retail — 1.73%
	Penske Automotive Group, Inc.
2,500,000	5.750%, 10/01/2022	2,564,063
	Sonic Automotive, Inc.
1,500,000	5.000%, 05/15/2023	1,432,500
		3,996,563
	Textiles, Apparel & Luxury Goods — 1.60%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,697,200
	Total Consumer Discretionary (Cost $37,188,018)	39,014,272
CONSUMER DISRECTIONARY — 0.90%
	Commercial Services — 0.90%
	Cimpress NV
2,000,000	7.000%, 04/01/2022 (Acquired Various Dates, Cost $2,021,250)(b)(d)(e)	2,095,000
	Total Consumer Disrectionary (Cost $2,021,250)	2,095,000
CONSUMER STAPLES — 3.30%
	Food Products — 3.30%
	Darling Ingredients, Inc.
1,100,000	5.375%, 01/15/2022	1,120,625
	Lamb Weston Holdings, Inc.
1,500,000	4.875%, 11/01/2026(e)	1,490,625
	TreeHouse Foods, Inc.
2,000,000	4.875%, 03/15/2022	2,000,000
3,000,000	6.000%, 02/15/2024 (Acquired 01/21/2016, Cost $3,000,000)(d)(e)	3,030,000
	Total Consumer Staples (Cost $7,590,625)	7,641,250
ENERGY — 9.00%
	Energy — 0.88%
	Delek Logistics Partners LP
2,000,000	6.750%, 05/15/2025 (Acquired Various Dates, Cost $2,009,286)(d)(e)	2,030,000
	Energy Equipment & Services — 0.60%
	Forum Energy Technologies Inc.
1,405,000	6.250%, 10/01/2021	1,397,975
	Oil, Gas & Consumable Fuels — 7.52%
	American Midstream Partners LP / American Midstream Finance Corp.
1,000,000	8.500%, 12/15/2021 (Acquired 12/14/2017, Cost $1,023,750)(d)(e)	1,012,500
	Andeavor Logistics LP
3,000,000	6.875% (3 Month LIBOR USD + 4.650%), 08/15/2023	3,019,500
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.
1,000,000	5.500%, 10/15/2019	1,030,350
	Diamondback Energy Inc
1,000,000	4.750%, 11/01/2024	992,500
	Holly Energy Partners, L.P.
2,500,000	6.000%, 08/01/2024 (Acquired Various Dates, Cost $2,565,000)(d)(e)	2,562,500

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY (Continued)
	Parsley Energy LLC / Parsley Finance Corp.
$250,000	6.250%, 06/01/2024 (Acquired 05/24/2016, Cost $250,000)(d)(e)	$259,687
1,000,000	5.375%, 01/15/2025 (Acquired Various Dates, Cost $996,250)(d)(e)	1,002,500
500,000	5.625%, 10/15/2027 (Acquired 10/05/2017, Cost $500,000)(d)(e)	501,250
	Rose Rock Midstream LP / Rose Rock Finance Corp.
1,000,000	5.625%, 11/15/2023	950,000
	Seven Generations Energy Ltd.
1,275,000	6.750%, 05/01/2023 (Acquired Various Dates, Cost $1,252,141)(b)(d)(e)	1,322,813
1,000,000	5.375%, 09/30/2025 (Acquired Various Dates, Cost $1,006,563)(b)(d)(e)	957,500
	Whiting Petroleum Corp.
250,000	6.625%, 01/15/2026 (Acquired 12/12/2017, Cost $250,000)(d)(e)	252,188
	WildHorse Resource Development Corp.
3,500,000	6.875%, 02/01/2025	3,526,250
		17,389,538
	Total Energy (Cost $20,640,879)	20,817,513
FINANCIALS — 3.39%
	Capital Markets — 0.67%
	MSCI Inc.
1,500,000	5.250%, 11/15/2024 (Acquired 11/05/2014, Cost $1,500,000)(d)(e)	1,539,000
	Diversified Financial Services — 2.50%
	Cogent Communications Finance Inc.
3,000,000	5.625%, 04/15/2021 (Acquired Various Dates, Cost $2,973,750)(d)(e)	3,022,500
	Cott Holdings, Inc.
1,250,000	5.500%, 04/01/2025 (Acquired Various Dates, Cost $1,249,500)(d)(e)	1,237,500
	Everi Payments Inc.
1,500,000	7.500%, 12/15/2025 (Acquired 11/20/2017, Cost $1,500,000)(d)(e)	1,526,250
		5,786,250
	Real Estate — 0.22%
	CyrusOne LP / CyrusOne Finance Corp.
500,000	5.000%, 03/15/2024	501,875
	Total Financials (Cost $7,739,946)	7,827,125
HEALTH CARE — 4.80%
	Biotechnology — 0.43%
	AMAG Pharmaceuticals, Inc.
1,000,000	7.875%, 09/01/2023 (Acquired 02/15/2018, Cost $985,473)(d)(e)	992,500
	Health Care Equipment & Supplies — 0.63%
	Catalent Pharma Solutions, Inc.
1,000,000	4.875%, 01/15/2026 (Acquired 10/13/2017, Cost $1,000,000)(d)(e)	977,500
	Teleflex Inc.
500,000	4.625%, 11/15/2027	483,130
		1,460,630
	Health Care Providers & Services — 0.89%
	Centene Corp.
1,500,000	5.625%, 02/15/2021	1,545,000
500,000	6.125%, 02/15/2024	521,600
		2,066,600
	Life Sciences Tools & Services — 0.11%
	Charles River Laboratories International, Inc.
250,000	5.500%, 04/01/2026 (Acquired 03/28/2018, Cost $250,000)(d)(e)	254,062

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Pharmaceuticals — 2.74%
	Endo Finance LLC / Endo Finco Inc.
$1,000,000	7.250%, 01/15/2022	$872,500
	Horizon Pharma, Inc.
2,500,000	6.625%, 05/01/2023	2,500,000
	Valeant Pharmaceuticals International, Inc.
1,500,000	5.500%, 11/01/2025 (Acquired Various Dates, Cost $1,507,500)(b)(d)(e)	1,465,875
500,000	9.000%, 12/15/2025 (Acquired 12/04/2017, Cost $493,055)(b)(d)(e)	498,750
1,000,000	9.250%, 04/01/2026 (Acquired 03/12/2018, Cost $1,000,000)(b)(d)(e)	998,700
		6,335,825
	Total Health Care (Cost $11,318,812)	11,109,617
INDUSTRIALS — 14.07%
	Aerospace & Defense — 3.90%
	KLX Inc.
2,000,000	5.875%, 12/01/2022 (Acquired 11/21/2014, Cost $2,000,000)(d)(e)	2,068,100
	TransDigm, Inc.
2,000,000	5.500%, 10/15/2020	2,015,000
250,000	6.000%, 07/15/2022	255,625
500,000	6.375%, 06/15/2026	505,000
	Triumph Group Inc.
4,000,000	4.875%, 04/01/2021	3,930,000
250,000	5.250%, 06/01/2022	243,750
		9,017,475
	Commercial Services & Supplies — 4.62%
	Covanta Holding Corp.
250,000	5.875%, 03/01/2024	245,625
1,500,000	5.875%, 07/01/2025	1,458,750
	KAR Auction Services, Inc.
500,000	5.125%, 06/01/2025 (Acquired 05/22/2017, Cost $500,000)(d)(e)	498,750
	LSC Communications, Inc.
2,000,000	8.750%, 10/15/2023 (Acquired Various Dates, Cost $2,068,125)(d)(e)	2,065,600
	Matthews International Corp.
1,250,000	5.250%, 12/01/2025 (Acquired Various Dates, Cost $1,263,750)(d)(e)	1,234,375
	Mobile Mini, Inc.
1,000,000	5.875%, 07/01/2024	1,032,500
	Quad Graphics, Inc.
4,000,000	7.000%, 05/01/2022	4,160,000
		10,695,600
	Construction & Engineering — 1.11%
	Great Lakes Dredge & Dock Corp.
1,500,000	8.000%, 05/15/2022	1,541,250
	Tutor Perini Corp.
1,000,000	6.875%, 05/01/2025 (Acquired 04/12/2017, Cost $1,000,000)(d)(e)	1,032,500
		2,573,750
	Electrical Equipment — 1.09%
	General Cable Corp.
1,000,000	5.750%, 10/01/2022	1,031,250
	Itron, Inc.
1,500,000	5.000%, 01/15/2026 (Acquired Various Dates, Cost $1,500,000)(d)(e)	1,481,700
		2,512,950

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Professional Services — 1.61%
	FTI Consulting, Inc.
$3,625,000	6.000%, 11/15/2022	$3,733,750
	Trading Companies & Distributors — 1.74%
	Fly Leasing Ltd.
2,000,000	6.375%, 10/15/2021(b)	2,082,500
2,000,000	5.250%, 10/15/2024(b)	1,940,000
		4,022,500
	Total Industrials (Cost $32,165,058)	32,556,025
INFORMATION TECHNOLOGY — 6.17%
	Diversified Telecommunication Services — 0.96%
	CCO Holdings LLC / CCO Holdings Capital Corp.
2,200,000	5.250%, 03/15/2021	2,217,875
	Electronic Equipment, Instruments & Components — 0.44%
	Anixter Inc.
500,000	5.625%, 05/01/2019	512,500
500,000	5.125%, 10/01/2021	515,000
		1,027,500
	Internet Software & Services — 0.96%
	j2 Cloud Services LLC / j2 Global Co-Obligor, Inc.
1,200,000	6.000%, 07/15/2025 (Acquired Various Dates, Cost $1,212,000)(d)(e)	1,234,500
	Match Group, Inc.
1,000,000	5.000%, 12/15/2027 (Acquired 11/17/2017, Cost $990,270)(d)(e)	987,500
		2,222,000
	IT Services — 0.85%
	ServiceSource International Inc.
2,000,000	1.500%, 08/01/2018	1,966,800
	Software — 2.34%
	ACI Worldwide, Inc.
1,250,000	6.375%, 08/15/2020(c)(e)	1,264,487
	Nuance Communications, Inc.
3,000,000	6.000%, 07/01/2024	3,090,000
	SS&C Technologies Holdings, Inc.
1,000,000	5.875%, 07/15/2023	1,058,500
		5,412,987
	Software & Services — 0.62%
	Cardtronics plc
1,500,000	5.500%, 05/01/2025 (Acquired Various Dates, Cost $1,471,999)(d)(e)	1,421,250
	Total Information Technology (Cost $14,095,874)	14,268,412
MATERIALS — 2.07%
	Chemicals — 1.96%
	A. Schulman, Inc.
2,000,000	6.875%, 06/01/2023	2,120,000
	GCP Applied Technologies Inc
1,250,000	9.500%, 02/01/2023 (Acquired Various Dates, Cost $1,298,316)(d)(e)	1,380,813
	Kraton Polymers LLC / Kraton Polymers Capital Corp.
1,000,000	7.000%, 04/15/2025 (Acquired 03/17/2017, Cost $1,000,000)(d)(e)	1,040,000
		4,540,813

SHARES OR FACE AMOUNT		FAIR VALUE*
MATERIALS (Continued)
	Metals & Mining — 0.11%
	Commercial Metals Co.
$250,000	5.375%, 07/15/2027	$246,875
	Total Materials (Cost $4,494,279)	4,787,688
TELECOMMUNICATION SERVICES — 2.84%
	Broadcast Media — 1.11%
	Nexstar Broadcasting, Inc.
2,000,000	6.125%, 02/15/2022 (Acquired Various Dates, Cost $1,995,000)(d)(e)	2,064,400
500,000	5.625%, 08/01/2024 (Acquired 07/13/2016, Cost $500,000)(d)(e)	491,100
		2,555,500
	Diversified Telecommunication Services — 1.73%
	Consolidated Communications Inc
4,500,000	6.500%, 10/01/2022	4,005,000
	Total Telecommunication Services (Cost $6,762,451)	6,560,500
TOTAL CORPORATE BONDS (COST $143,730,192)		146,677,402
BANK LOANS — 17.91%
	Aerospace & Defense — 0.86%
	TransDigm, Inc. — Term Loan B (1 Month LIBOR USD + 2.500%)
	TransDigm, Inc. — Term Loan B (3 Months LIBOR USD + 2.500%)
1,985,025	(Acquired 08/16/2017, Cost $1,980,062)(d)	1,993,709
	Building Products — 1.29%
	Builders FirstSource, Inc. — Term Loan B (3 Months LIBOR USD + 3.000%)
2,967,274	(Acquired Various Dates, Cost $2,965,393)(d)	2,983,964
	Capital Goods — 3.01%
	Maxar Technologies Ltd. — Term Loan B (1 Month LIBOR USD + 2.750%)
4,987,500	(Acquired 07/07/2017, Cost $4,962,563)(d)	5,002,463
	SiteOne Landscape Supply Holding, LLC — Term Loan B (1 Month LIBOR USD + 2.750%)
1,960,299	(Acquired 05/10/2016, Cost $1,970,223)(d)	1,970,110
	Chemicals — 0.97%
	Kraton Polymers LLC — Term Loan B (1 Month LIBOR USD + 2.500%)
264,085	(Acquired 04/21/2016, Cost $255,343)(d)	266,098
	Nexeo Solutions LLC — Term Loan B (3 Months LIBOR USD + 3.250%)
	Nexeo Solutions LLC — Term Loan B (3 Months LIBOR USD + 3.250%)
	Nexeo Solutions LLC — Term Loan B (3 Months LIBOR USD + 3.250%)
1,965,200	(Acquired Various Dates, Cost $1,969,365)(d)	1,987,927
	Commercial Services & Supplies — 0.22%
500,000	LSC Communications, Inc. — Term Loan B (Acquired 03/28/2018, Cost $505,000)(d)	505,000
	Consumer Services — 0.44%
1,000,000	Laureate Education, Inc. — Term Loan B (Acquired 03/22/2018, Cost $1,006,250)(d)	1,006,600
	Diversified Consumer Services — 1.08%
	Weight Watchers International, Inc. — Term Loan B (1 Month LIBOR USD + 4.750%)
	Weight Watchers International, Inc. — Term Loan B (3 Months LIBOR USD + 4.750%)
2,468,750	(Acquired Various Dates, Cost $2,477,489)(d)	2,503,856
	Energy — 0.76%
	Green Plains Inc. — Term Loan B (1 Month LIBOR USD + 5.500%)
1,741,250	(Acquired 08/18/2017, Cost $1,723,838)(d)	1,749,956

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
	Food Products — 0.43%
	Atkins Nutritionals Holdings, Inc. — Term Loan B (3 Months LIBOR USD + 3.500%)
$995,000	(Acquired 07/12/2017, Cost $1,001,971)(d)	$1,004,950
	Health Care Equipment & Supplies — 0.74%
1,699,542	Catalent Pharma Solutions, Inc. — Term Loan B (1 Month LIBOR USD + 2.250%)(c)	1,707,811
	Hotels, Restaurants & Leisure — 0.86%
	Planet Fitness Holdings, LLC — Term Loan B (1 Month LIBOR USD + 2.750%)
	Planet Fitness Holdings, LLC — Term Loan B (3 Months LIBOR USD + 2.750%)
1,974,937	(Acquired 03/07/2017, Cost $1,987,810)(d)	1,994,687
	Machinery — 0.44%
	Welbilt, Inc. — Term Loan B (1 Month LIBOR USD + 2.750%)
1,000,000	(Acquired 08/18/2017, Cost $1,000,000)(d)	1,008,750
	Media — 0.91%
	CBS Radio Inc. — Term Loan B (3 Months LIBOR USD + 2.750%)
1,097,250	(Acquired Various Dates, Cost $1,094,750)(d)	1,104,108
	The E.W. Scripps Co. — Term Loan B (3 Months PRIME USD + 1.250%)
995,000	(Acquired 08/18/2017, Cost $993,756)(d)	999,975
	Pharmaceuticals — 4.46%
	Akorn, Inc. — Term Loan B (1 Month LIBOR USD + 4.250%)
4,915,783	(Acquired Various Dates, Cost $4,849,176)(d)	4,891,204
	Horizon Pharma, Inc. — Term Loan B (1 Month LIBOR USD + 3.250%)
2,981,237	(Acquired Various Dates, Cost $2,989,242)(d)	3,001,733
	Innoviva, Inc. — Term Loan B (3 Months LIBOR USD + 4.500%)
495,000	(Acquired 08/15/2017, Cost $499,354)(d)	499,950
	Valeant Pharmaceuticals International, Inc. — Term Loan B (1 Month LIBOR USD + 3.500%)
1,901,511	(Acquired Various Dates, Cost $1,883,575)(d)	1,923,720
	Software — 0.43%
	SS&C Technologies Holdings, Inc. — Term Loan B
262,935	(Acquired 02/28/2018, Cost $262,278)(d)	264,510
737,065	(Acquired 02/28/2018, Cost $735,222)(d)	741,480
	Software & Services — 0.36%
	Blucora, Inc. — Term Loan B (1 Month LIBOR USD + 3.000%)
813,333	(Acquired 11/29/2017, Cost $820,218)(d)	821,467
	Technology Hardware & Equipment — 0.21%
	KEMET Corp. — Term Loan B (1 Month LIBOR USD + 6.000%)
481,250	(Acquired 06/30/2017, Cost $484,372)(d)	490,875
	Telecommuincations — 0.44%
1,000,000	Internap Corp. — Term Loan B	1,007,500
TOTAL BANK LOANS (COST $41,122,992)		41,432,403

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 3.84%
INVESTMENT COMPANY — 3.84%
8,876,262	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.54%(g)	$8,876,262
	Total Investment Company	8,876,262
TOTAL SHORT TERM INVESTMENT (COST $8,876,262)		8,876,262
TOTAL INVESTMENTS — 98.22% (COST $221,222,276)		227,188,251
Other Assets in Excess of Liabilities — 1.78%		4,106,743
TOTAL NET ASSETS — 100.00%		$231,294,994

  (a)  Non Income Producing

  (b)  Foreign Issued Securities. The total value of these securities amounted to $15,550,867 (6.72% of net assets) at March 31, 2018.

  (c)  These securities are deemed illiquid. The total value of these securities amounted to $9,495,816 (4.11% of net assets) at March 31, 2018.

  (d)  Restricted security deemed liquid. The total value of these securities amounted to $102,894,327 (44.49% of net assets) at March 31, 2018.

  (e)  144A Securities. The total value of these securities amounted to $68,499,504 (29.62% of net assets) at March 31, 2018.

  (f)  Maturity Date and Preferred Dividend Rate of Preferred Stock. Perpetual call bond is a bond with no maturity date.

  (g)  The rate quoted is the annualized seven-day effective yield as of March 31, 2018.

  (h)  Level 3 security, fair valued by the Valuation Committee of the Board of Trustees using significant unobservable inputs.

  *  See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 91.23%
BELGIUM — 0.65%
	Beverages — 0.65%
16,500	Anheuser-Busch InBev SA/NV	$1,812,602
	Total Belgium (Cost $1,643,869)	1,812,602
BRAZIL — 0.73%
	Beverages — 0.73%
278,400	Ambev SA — ADR	2,023,968
	Total Brazil (Cost $1,455,013)	2,023,968
CANADA — 1.26%
	Road & Rail — 1.26%
48,000	Canadian National Railway Co.	3,510,240
	Total Canada (Cost $3,262,226)	3,510,240
CAYMAN ISLANDS — 0.48%
	Internet Software & Services — 0.48%
25,000	Tencent Holdings Ltd. — ADR	1,332,250
	Total Cayman Islands (Cost $1,510,479)	1,332,250
FINLAND — 0.63%
	Leisure Products — 0.63%
57,000	Amer Sports Oyj	1,758,302
	Total Finland (Cost $1,532,238)	1,758,302
FRANCE — 18.19%
	Beverages — 1.23%
20,500	Pernod Ricard SA	3,411,580
	Chemicals — 1.00%
22,702	Air Liquide SA	2,778,845
	Electrical Equipment — 1.64%
52,000	Schneider Electric SE	4,564,580
	Food Products — 2.08%
27,503	Naturex(a)	4,534,707
14,280	Vilmorin & Cie S.A.	1,242,259
		5,776,966
	Health Care Equipment & Supplies — 1.90%
58,341	Sartorius Stedim Biotech	5,272,664
	Hotels, Restaurants & Leisure — 1.40%
72,000	Accor SA	3,884,781
	Life Sciences Tools & Services — 1.18%
6,200	Eurofins Scientific SE	3,272,754
	Media — 1.04%
431	Publicis Groupe SA — ADR	7,486
41,500	Publicis Groupe SA	2,889,186
		2,896,672
	Software — 1.96%
40,000	Dassault Systemes SE	5,433,672

SHARES OR FACE AMOUNT		FAIR VALUE*
FRANCE (Continued)
	Textiles, Apparel & Luxury Goods — 4.76%
17,000	Kering	$8,132,790
16,500	LVMH Moet Hennessy Louis Vuitton SE	5,079,672
		13,212,462
	Total France (Cost $33,745,865)	50,504,976
GERMANY — 25.85%
	Chemicals — 3.44%
24,000	Linde AG	5,052,725
56,000	Symrise AG	4,503,648
		9,556,373
	Construction Materials — 1.47%
41,500	HeidelbergCement AG	4,073,864
	Electronic Equipment, Instruments & Components — 1.45%
113,711	Jenoptik AG	4,018,383
11,000	PA Power Automation AG(a)	15,836
		4,034,219
	Health Care Equipment & Supplies — 1.83%
79,525	Carl Zeiss Meditec AG	5,073,607
	Health Care Providers & Services — 2.23%
81,000	Fresenius SE & Co. KGaA	6,185,306
	Hotels, Restaurants & Leisure — 0.19%
20,000	Vapiano SE(a)	540,168
	Household Products — 1.63%
35,900	Henkel AG & Co. KGaA	4,518,918
	Industrial Conglomerates — 1.36%
29,700	Siemens A.G. — ADR	3,783,076
	Insurance — 1.02%
12,200	Muenchener Rueckversicherungs-Gesellschaft AG.	2,834,923
	Internet & Direct Marketing Retail — 0.27%
14,000	Zalando SE(a)	762,781
	IT Services — 2.30%
54,000	Wirecard AG	6,373,344
	Media — 0.98%
58,000	CTS Eventim AG & Co. KGaA	2,716,197
	Pharmaceuticals — 2.11%
28,000	Bayer AG	3,162,407
41,000	Bayer AG — ADR	1,158,455
16,000	Merck Kgaa	1,533,635
		5,854,497
	Semiconductors & Semiconductor Equipment — 0.24%
25,000	Infineon Technologies AG	668,750
	Software — 2.25%
59,300	SAP SE — ADR	6,235,988
	Textiles, Apparel & Luxury Goods — 1.67%
19,200	adidas AG	4,645,790
	Trading Companies & Distributors — 1.41%
66,000	Brenntag AG	3,922,432
	Total Germany (Cost $47,502,401)	71,780,233

Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HONG KONG — 2.75%
	Industrial Conglomerates — 2.33%
300,000	Beijing Enterprise Holdings Ltd.	$1,567,249
44,184	Jardine Matheson Holding Ltd.	2,722,618
56,695	Jardine Strategic Holdings Ltd.	2,173,686
		6,463,553
	Specialty Retail — 0.42%
630,750	L'Occitane International SA	1,165,354
	Total Hong Kong (Cost $6,969,225)	7,628,907
INDIA — 1.34%
	Banks — 1.34%
419,180	ICICI Bank Ltd. — ADR	3,709,743
	Total India (Cost $4,033,683)	3,709,743
IRELAND — 1.14%
	Construction Materials — 1.14%
23,300	CRH PLC — ADR	792,666
70,000	CRH PLC	2,365,874
		3,158,540
	Total Ireland (Cost $3,472,430)	3,158,540
ITALY — 2.77%
	Beverages — 1.88%
690,000	Davide Campari — Milano S.p.A.	5,221,420
	Internet & Direct Marketing Retail — 0.89%
53,000	Yoox Net-A-Porter Group SpA(a)	2,465,086
	Total Italy (Cost $3,950,043)	7,686,506
JAPAN — 5.30%
	Beverages — 0.61%
32,000	Asahi Group Holdings Ltd.(b)	1,704,281
	Electronic Equipment, Instruments & Components — 2.82%
25,000	Murata Manufacturing Co., Ltd.(b)	3,423,241
75,000	Omron Corp.(b)	4,412,387
		7,835,628
	Internet & Direct Marketing Retail — 0.59%
61,000	START TODAY Co., LTD.	1,629,265
	Machinery — 1.28%
14,000	FANUC Corp.(b)	3,547,202
	Total Japan (Cost $9,401,320)	14,716,376
MEXICO — 0.37%
	Beverages — 0.37%
500,000	Becle, S.A.B. de C.V.(a)	1,014,851
	Total Mexico (Cost $834,141)	1,014,851
NETHERLANDS — 5.90%
	IT Services — 1.96%
87,499	InterXion Holding NV(a)	5,434,563
	Oil, Gas & Consumable Fuels — 0.80%
35,000	Royal Dutch Shell PLC. — Class A — ADR	2,233,350

SHARES OR FACE AMOUNT		FAIR VALUE*
NETHERLANDS (Continued)
	Personal Products — 1.52%
74,700	Unilever N.V. — NY Shares — ADR	$4,212,333
	Semiconductors & Semiconductor Equipment — 1.62%
22,741	ASML Holding NV — NY Shares — ADR	4,515,453
	Total Netherlands (Cost $8,641,666)	16,395,699
NORWAY — 1.90%
	Commercial Services & Supplies — 1.45%
192,000	Tomra Systems ASA	4,016,942
	Diversified Telecommunication Services — 0.45%
56,000	Telenor ASA	1,264,479
	Total Norway (Cost $2,699,747)	5,281,421
REPUBLIC OF KOREA — 0.66%
	Semiconductors & Semiconductor Equipment — 0.66%
800	Samsung Electronic Co., Ltd.(b)	1,847,078
	Total Republic of Korea (Cost $894,090)	1,847,078
SINGAPORE — 1.85%
	Semiconductors & Semiconductor Equipment — 1.85%
21,770	Broadcom Ltd.	5,130,100
	Total Singapore (Cost $736,033)	5,130,100
SPAIN — 1.82%
	Biotechnology — 0.94%
122,900	Grifols SA — ADR	2,605,480
	Specialty Retail — 0.88%
78,500	Industria de Diseno Textil, S.A.	2,456,294
	Total Spain (Cost $4,407,196)	5,061,774
SWEDEN — 0.21%
	Electronic Equipment, Instruments & Components — 0.21%
10,000	Hexagon AB	594,026
	Total Sweden (Cost $594,189)	594,026
SWITZERLAND — 5.96%
	Building Products — 0.51%
1,800	dormakaba Holding AG	1,407,427
	Capital Markets — 1.18%
53,337	Julius Baer Group Ltd.	3,277,213
	Construction Materials — 0.76%
38,500	LafargeHolcim Ltd.	2,106,224
	Insurance — 1.28%
35,000	Swiss Re AG	3,561,506
	Pharmaceuticals — 0.83%
5,000	Roche Holding AG	1,145,920
40,400	Roche Holding AG — ADR	1,156,450
		2,302,370
	Specialty Retail — 1.40%
29,700	Dufry AG(a)	3,888,028
	Total Switzerland (Cost $15,974,321)	16,542,768

Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
TAIWAN, PROVINCE OF CHINA — 2.54%
	Semiconductors & Semiconductor Equipment — 2.54%
161,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	$7,057,657
	Total Taiwan, Province of China (Cost $2,178,768)	7,057,657
UNITED KINGDOM — 8.93%
	Beverages — 1.19%
24,300	Diageo PLC — ADR	3,290,706
	Health Care Equipment & Supplies — 1.51%
110,100	Smith & Nephew plc — ADR	4,200,315
	Hotels, Restaurants & Leisure — 2.44%
63,264	InterContinental Hotels Group PLC	3,788,242
57,800	Whitbread PLC	3,000,449
		6,788,691
	Insurance — 1.72%
34,000	Aon PLC	4,771,220
	Internet & Direct Marketing Retail — 0.42%
12,000	ASOS Plc(a)	1,171,783
	Media — 1.21%
110,600	Liberty Global PLC — Series C(a)	3,365,558
	Trading Companies & Distributors — 0.44%
45,000	Ashtead Group Plc	1,224,816
	Total United Kingdom (Cost $20,610,912)	24,813,089
TOTAL COMMON STOCKS (COST $176,049,855)		253,361,106
SHORT TERM INVESTMENT — 8.54%
INVESTMENT COMPANY — 8.54%
23,724,938	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.54%(c)	23,724,938
	Total Investment Company	23,724,938
TOTAL SHORT TERM INVESTMENT (COST $23,724,938)		23,724,938
TOTAL INVESTMENTS — 99.77% (COST $199,774,793)		277,086,044
Other Assets in Excess of Liabilities — 0.23%		779,030
TOTAL NET ASSETS — 100.00%		$277,865,074

PLC — Public Limited Company

ADR — American Depositary Receipt

  (a)  Non Income Producing

  (b)  On March 30, 2018, U.S. and certain other financial markets were closed, while some foreign markets were open. These securities reflect the transactions related to open foreign market activities and were valued at the official closing price on the primary market or exchange on which the securities trade.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2018.

  *  See the accompanying Notes to Financial Statements regarding valuation of securities.

As of March 31, 2018, the industry diversification was as follows:

	FAIR VALUE	PERCENTAGE
Common Stocks
Banks	$3,709,743	1.34%
Beverages	18,479,408	6.65%
Biotechnology	2,605,480	0.94%
Building Products	1,407,427	0.51%
Capital Markets	3,277,213	1.18%
Chemicals	12,335,218	4.44%
Commercial Services & Supplies	4,016,941	1.45%
Construction Materials	9,338,627	3.36%
Diversified Telecommunication Services	1,264,479	0.46%
Electrical Equipment	4,564,580	1.64%
Electronic Equipment, Instruments & Components	12,463,873	4.49%
Food Products	5,776,966	2.08%
Health Care Equipment & Supplies	14,546,586	5.24%
Health Care Providers & Services	6,185,306	2.23%
Hotels, Restaurants & Leisure	11,213,640	4.04%
Household Products	4,518,918	1.63%
Industrial Conglomerates	10,246,629	3.69%
Insurance	11,167,649	4.02%
Internet & Direct Marketing Retail	6,028,916	2.17%
Internet Software & Services	1,332,250	0.48%
IT Services	11,807,906	4.25%
Leisure Products	1,758,302	0.63%
Life Sciences Tools & Services	3,272,754	1.18%
Machinery	3,547,202	1.28%
Media	8,978,426	3.23%
Oil, Gas & Consumable Fuels	2,233,350	0.80%
Personal Products	4,212,333	1.52%
Pharmaceuticals	8,156,867	2.94%
Road & Rail	3,510,240	1.26%
Semiconductors & Semiconductor Equipment	19,219,038	6.92%
Software	11,669,661	4.20%
Specialty Retail	7,509,677	2.70%
Textiles, Apparel & Luxury Goods	17,858,252	6.43%
Trading Companies & Distributors	5,147,249	1.85%
Total Common Stocks	253,361,106	91.23%
Short Term Investments
Investment Company	23,724,938	8.54%
Total Short Term Investments	23,724,938	8.54%
Total Investments	277,086,044	99.77%
Other Assets in Excess of Liabilities	779,030	0.23%
TOTAL NET ASSETS	$277,865,074	100.00%

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 92.93%
CONSUMER DISCRETIONARY — 19.38%
	Hotels, Restaurants & Leisure — 1.25%
6,355	Marriott International, Inc. — Class A	$864,153
	Internet & Direct Marketing Retail — 7.78%
2,810	Amazon.com, Inc.(a)	4,067,025
625	Booking Holdings, Inc.(a)	1,300,244
		5,367,269
	Media — 1.46%
24,000	Live Nation Entertainment, Inc.(a)	1,011,360
	Specialty Retail — 6.09%
18,300	Lowe's Companies, Inc.	1,605,825
5,400	O'Reilly Automotive, Inc.(a)	1,335,852
15,500	The TJX Companies, Inc.	1,264,180
		4,205,857
	Textiles, Apparel & Luxury Goods — 2.80%
15,500	Luxottica Group S.p.A. — ADR(b)	964,100
67,400	Under Armour, Inc. — Class C(a)	967,190
		1,931,290
	Total Consumer Discretionary (Cost $8,135,917)	13,379,929
CONSUMER STAPLES — 2.19%
	Food & Staples Retailing — 1.27%
14,100	CVS Health Corp.	877,161
	Personal Products — 0.92%
4,250	The Estee Lauder Companies Inc. — Class A	636,310
	Total Consumer Staples (Cost $1,545,115)	1,513,471
ENERGY — 2.03%
	Energy Equipment & Services — 2.03%
21,579	Schlumberger Ltd.(b)	1,397,888
	Total Energy (Cost $1,286,750)	1,397,888
FINANCIALS — 8.42%
	Capital Markets — 8.42%
12,600	CME Group Inc.	2,037,924
19,375	Intercontinental Exchange, Inc.	1,405,075
7,100	S&P Global, Inc.	1,356,526
9,400	T. Rowe Price Group Inc.	1,014,918
	Total Financials (Cost $2,960,479)	5,814,443
HEALTH CARE — 15.23%
	Biotechnology — 6.28%
16,300	Alnylam Pharmaceuticals, Inc.(a)	1,941,330
4,200	Biogen Idec Inc.(a)	1,150,044
38,025	Portola Pharmaceuticals, Inc.(a)	1,241,896
		4,333,270
	Health Care Equipment & Supplies — 4.98%
13,900	Danaher Corp.	1,360,949
20,300	Dentsply Sirona Inc.	1,021,293
13,200	Medtronic, PLC(b)	1,058,904
		3,441,146

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Technology — 2.19%
10,550	athenahealth Inc.(a)	$1,508,967
	Pharmaceuticals — 1.78%
43,000	Roche Holding AG — ADR(b)	1,230,875
	Total Health Care (Cost $10,205,872)	10,514,258
INDUSTRIALS — 10.23%
	Air Freight & Logistics — 2.16%
6,200	FedEx Corp.	1,488,682
	Airlines — 1.41%
17,800	Delta Air Lines, Inc.	975,618
	Building Products — 1.64%
28,000	Masco Corp.	1,132,320
	Commercial Services & Supplies — 1.68%
13,800	Waste Management, Inc.	1,160,856
	Industrial Conglomerates — 1.49%
7,100	Honeywell International, Inc.	1,026,021
	Road & Rail — 1.85%
11,600	Kansas City Southern	1,274,260
	Total Industrials (Cost $6,137,159)	7,057,757
INFORMATION TECHNOLOGY — 33.28%
	Electronic Equipment, Instruments & Components — 1.41%
27,200	Trimble Inc.(a)	975,936
	Internet Software & Services — 8.25%
2,845	Alphabet, Inc. — Class A(a)	2,950,663
1,148	Alphabet, Inc. — Class C(a)	1,184,495
9,750	Facebook, Inc. — Class A(a)	1,557,953
		5,693,111
	IT Services — 4.43%
14,100	PayPal Holdings, Inc.(a)	1,069,767
16,600	Visa Inc. — Class A	1,985,692
		3,055,459
	Semiconductors & Semiconductor Equipment — 4.41%
13,600	Intel Corp.	708,288
22,015	QUALCOMM, Inc.	1,219,851
15,400	Xilinx, Inc.	1,112,496
		3,040,635
	Software — 11.11%
9,000	Electronic Arts Inc.(a)	1,091,160
43,800	Microsoft Corp.	3,997,626
28,740	Oracle Corp.	1,314,855
10,900	salesforce.com, inc.(a)	1,267,670
		7,671,311
	Technology Hardware, Storage & Peripherals — 3.67%
15,095	Apple Inc.	2,532,639
	Total Information Technology (Cost $14,872,021)	22,969,091

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
MATERIALS — 2.17%
	Chemicals — 2.17%
10,400	Praxair, Inc.	$1,500,720
	Total Materials (Cost $1,178,742)	1,500,720
TOTAL COMMON STOCKS (COST $46,322,055)		64,147,557
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.31%
REAL ESTATE — 2.31%
3,811	Equinix Inc.	1,593,531
	Total Real Estate (Cost $885,242)	1,593,531
TOTAL REITS (COST $885,242)		1,593,531
SHORT TERM INVESTMENT — 3.97%
INVESTMENT COMPANY — 3.97%
2,738,114	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.54%(c)	2,738,114
	Total Investment Company	2,738,114
TOTAL SHORT TERM INVESTMENT (COST $2,738,114)		2,738,114
TOTAL INVESTMENTS — 99.21% (COST $49,945,411)		68,479,202
Other Assets in Excess of Liabilities — 0.79%		544,828
TOTAL NET ASSETS — 100.00%		$69,024,030

PLC — Public Limited Company

ADR — American Depository Receipt

  (a)  Non Income Producing.

  (b)  Foreign Issued Security. The total value of these securities amounted to $4,651,767 (6.74% of net assets) at March 31, 2018.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2018.

  *  See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 96.58%
CONSUMER DISCRETIONARY — 12.75%
	Distributors — 1.95%
79,665	LKQ Corp.(a)	$3,023,287
	Hotels, Restaurants & Leisure — 3.51%
56,186	Norwegian Cruise Line Holdings Ltd.(a)(b)	2,976,172
39,922	Six Flags Entertainment Corp.	2,485,544
		5,461,716
	Household Durables — 3.59%
9,890	Mohawk Industries, Inc.(a)	2,296,656
67,950	Sony Corp. — ADR(b)	3,284,703
		5,581,359
	Internet & Direct Marketing Retail — 1.56%
22,027	Expedia, Inc.	2,432,001
	Multiline Retail — 1.12%
18,345	Dollar Tree, Inc.(a)	1,740,941
	Specialty Retail — 0.53%
13,375	CarMax, Inc.(a)	828,447
	Textiles, Apparel & Luxury Goods — 0.49%
53,380	Under Armour, Inc. — Class C(a)	766,003
	Total Consumer Discretionary (Cost $15,932,872)	19,833,754
CONSUMER STAPLES — 2.59%
	Beverages — 1.57%
10,685	Constellation Brands, Inc. — Class A	2,435,325
	Food Products — 1.02%
12,350	Ingredion, Inc.	1,592,162
	Total Consumer Staples (Cost $2,677,385)	4,027,487
ENERGY — 0.89%
	Energy Equipment & Services — 0.89%
58,110	Forum Energy Technologies Inc.(a)	639,210
25,660	TechnipFMC plc(b)	755,687
	Total Energy (Cost $1,462,039)	1,394,897
FINANCIALS — 11.05%
	Capital Markets — 11.05%
21,660	CME Group Inc.	3,503,288
41,295	Financial Engines Inc.	1,445,325
8,685	MarketAxess Holdings, Inc.	1,888,466
19,110	Moody's Corp.	3,082,443
24,875	MSCI, Inc.	3,718,066
19,220	Northern Trust Corp.	1,982,159
39,811	Oaktree Capital Group LLC	1,576,516
	Total Financials (Cost $6,456,467)	17,196,263
HEALTH CARE — 13.81%
	Biotechnology — 3.80%
11,995	Alnylam Pharmaceuticals, Inc.(a)	1,428,604
35,320	Exact Sciences Corp.(a)	1,424,456
12,940	Ligand Pharmaceuticals Inc.(a)	2,137,170
28,110	Portola Pharmaceuticals, Inc.(a)	918,073
		5,908,303

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Equipment & Supplies — 2.11%
21,130	Hologic, Inc.(a)	$789,417
28,690	Nevro Corp.(a)	2,486,562
		3,275,979
	Health Care Providers & Services — 0.62%
11,205	AmerisourceBergen Corp.	965,983
	Health Care Technology — 1.52%
40,825	Cerner Corp.(a)	2,367,850
	Life Sciences Tools & Services — 3.05%
20,960	Bio-Techne Corp.	3,165,798
5,065	Illumina, Inc.(a)	1,197,467
10,875	Syneos Health, Inc.(a)	386,063
		4,749,328
	Pharmaceuticals — 2.71%
50,582	Zoetis Inc	4,224,103
	Total Health Care (Cost $16,304,232)	21,491,546
INDUSTRIALS — 18.74%
	Building Products — 2.74%
58,815	Masco Corp.	2,378,479
17,315	Trex Co., Inc.(a)	1,883,352
		4,261,831
	Electrical Equipment — 1.94%
39,700	AMETEK, Inc.	3,016,009
	Machinery — 4.12%
59,765	Evoqua Water Technologies Corp.(a)	1,272,397
17,395	Nordson Corp.	2,371,634
36,000	Xylem, Inc.	2,769,120
		6,413,151
	Professional Services — 5.80%
19,085	Equifax Inc.	2,248,404
59,559	IHS Markit Ltd.(a)(b)	2,873,126
37,440	Verisk Analytics, Inc(a)	3,893,760
		9,015,290
	Road & Rail — 1.92%
27,205	Kansas City Southern	2,988,469
	Trading Companies & Distributors — 2.22%
46,415	HD Supply Holdings, Inc.(a)	1,760,985
61,185	Univar Inc.(a)	1,697,884
		3,458,869
	Total Industrials (Cost $20,561,334)	29,153,619
INFORMATION TECHNOLOGY — 30.94%
	Communications Equipment — 3.69%
20,206	F5 Networks, Inc.(a)	2,921,990
15,510	Palo Alto Networks, Inc.(a)	2,815,375
		5,737,365
	Electronic Equipment, Instruments & Components — 2.23%
25,660	National Instruments Corp.	1,297,626
21,700	TE Connectivity Ltd.(b)	2,167,830
		3,465,456

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Internet Software & Services — 3.70%
8,160	CoStar Group, Inc.(a)	$2,959,469
24,225	LogMeIn, Inc.	2,799,199
		5,758,668
	IT Services — 0.81%
13,170	Fidelity National Information Services, Inc.	1,268,271
	Semiconductors & Semiconductor Equipment — 3.28%
33,955	Analog Devices, Inc.	3,094,319
18,395	KLA-Tencor Corp.	2,005,239
		5,099,558
	Software — 17.23%
35,410	Aspen Technology, Inc.(a)	2,793,495
17,840	Electronic Arts Inc.(a)	2,162,922
34,635	Guidewire Software Inc.(a)	2,799,547
28,070	Proofpoint, Inc.(a)	3,190,155
53,855	RealPage, Inc.(a)	2,773,532
21,160	Red Hat, Inc.(a)	3,163,632
22,550	ServiceNow, Inc.(a)	3,730,897
23,750	VMware, Inc.(a)	2,880,163
69,255	Zendesk, Inc.(a)	3,315,237
		26,809,580
	Total Information Technology (Cost $32,957,059)	48,138,898
MATERIALS — 4.47%
	Chemicals — 2.88%
13,515	Air Products & Chemicals, Inc.	2,149,291
30,405	FMC Corp.	2,328,111
		4,477,402
	Construction Materials — 1.59%
81,640	Summit Materials, Inc.(a)	2,472,059
	Total Materials (Cost $4,624,939)	6,949,461
REAL ESTATE — 1.34%
	Real Estate Management & Development — 1.34%
44,165	CBRE Group, Inc.(a)	2,085,471
	Total Real Estate (Cost $1,926,815)	2,085,471
TOTAL COMMON STOCKS (COST $102,903,142)		150,271,396
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.73%
REAL ESTATE — 1.73%
6,429	Equinix Inc.	2,688,222
	Total Real Estate (Cost $1,072,994)	2,688,222
TOTAL REITS (COST $1,072,994)		2,688,222

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 2.03%
INVESTMENT COMPANY — 2.03%
3,159,663	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.54%(c)	$3,159,663
	Total Investment Company	3,159,663
TOTAL SHORT TERM INVESTMENT (COST $3,159,663)		3,159,663
TOTAL INVESTMENTS — 100.34% (COST $107,135,799)		156,119,281
Liabilities in Excess of Other Assets — (0.34)%		(532,489)
TOTAL NET ASSETS — 100.00%		$155,586,792

PLC — Public Limited Company

ADR — American Depositary Receipt

  (a)  Non Income Producing

  (b)  Foreign Issued Security. The total value of these securities amounted to $12,057,518 (7.75% of net assets) at March 31, 2018.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2018.

  *  See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 95.46%
CONSUMER DISCRETIONARY — 9.57%
	Auto Components — 1.27%
317,425	Motorcar Parts of America, Inc.(a)	$6,802,418
	Hotels, Restaurants & Leisure — 1.81%
88,050	Dave & Buster's Entertainment, Inc.(a)	3,675,207
418,250	Zoe's Kitchen Inc(a)	6,039,530
		9,714,737
	Household Durables — 1.24%
110,440	Installed Building Products Inc(a)	6,631,922
	Specialty Retail — 3.10%
172,500	At Home Group Inc.(a)	5,526,900
103,070	Monro, Inc.	5,524,552
105,705	Williams-Sonoma, Inc.	5,576,996
		16,628,448
	Textiles, Apparel & Luxury Goods — 2.15%
145,940	Steven Madden, Ltd.	6,406,766
354,445	Under Armour, Inc. — Class C(a)	5,086,285
		11,493,051
	Total Consumer Discretionary (Cost $43,223,681)	51,270,576
CONSUMER STAPLES — 3.50%
	Beverages — 1.36%
80,975	MGP Ingredients, Inc.	7,254,550
	Food Products — 0.73%
264,875	Hostess Brands, Inc.(a)	3,917,501
	Personal Products — 1.41%
390,385	e.l.f. Beauty, Inc.(a)	7,561,758
	Total Consumer Staples (Cost $16,746,173)	18,733,809
ENERGY — 0.82%
	Energy Equipment & Services — 0.82%
401,285	Forum Energy Technologies Inc.(a)	4,414,135
	Total Energy (Cost $4,840,073)	4,414,135
FINANCIALS — 4.31%
	Banks — 1.26%
231,915	Customers Bancorp, Inc.(a)	6,760,322
	Capital Markets — 3.05%
180,543	Financial Engines Inc.	6,319,005
180,690	Hamilton Lane Inc.	6,727,089
15,106	MarketAxess Holdings, Inc.	3,284,649
		16,330,743
	Total Financials (Cost $13,602,008)	23,091,065
HEALTH CARE — 25.76%
	Biotechnology — 7.98%
154,160	Adamas Pharmaceuticals, Inc.(a)	3,684,424
155,050	Deciphera Pharmaceuticals, Inc.(a)	3,107,202
157,455	Exact Sciences Corp.(a)	6,350,160

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
51,640	Ligand Pharmaceuticals Inc.(a)	$8,528,863
516,460	Natera, Inc.(a)	4,787,584
143,360	Portola Pharmaceuticals, Inc.(a)	4,682,138
231,485	Repligen Corp.(a)	8,375,127
63,810	Ultragenyx Pharmaceutical, Inc.(a)	3,253,672
		42,769,170
	Health Care Equipment & Supplies — 1.97%
121,878	Nevro Corp.(a)	10,563,166
	Health Care Providers & Services — 2.27%
200,423	HealthEquity, Inc.(a)	12,133,608
	Health Care Technology — 4.04%
488,450	HMS Holdings Corp.(a)	8,225,498
141,470	Medidata Solutions, Inc.(a)	8,885,731
104,565	Omnicell, Inc.(a)	4,538,121
		21,649,350
	Life Sciences Tools & Services — 4.02%
72,975	Bio-Techne Corp.	11,022,144
66,940	Cambrex Corp.(a)	3,500,962
197,675	Syneos Health, Inc.(a)	7,017,462
		21,540,568
	Pharmaceuticals — 5.48%
259,825	Catalent, Inc.(a)	10,668,415
89,890	Nektar Therapeutics(a)	9,551,711
199,290	Supernus Pharmaceuticals Inc.(a)	9,127,482
		29,347,608
	Total Health Care (Cost $97,989,815)	138,003,470
INDUSTRIALS — 18.19%
	Air Freight & Logistics — 2.91%
354,300	Air Transport Services Group, Inc.(a)	8,262,276
266,185	Echo Global Logistics, Inc.(a)	7,346,706
		15,608,982
	Building Products — 1.23%
107,575	Masonite International Corp.(a)(b)	6,599,726
	Construction & Engineering — 3.08%
52,745	Dycom Industries, Inc.(a)	5,676,944
230,470	MasTec, Inc.(a)	10,843,614
		16,520,558
	Electrical Equipment — 1.53%
178,870	Generac Holdings, Inc.(a)	8,211,922
	Machinery — 4.18%
238,385	Evoqua Water Technologies Corp.(a)	5,075,216
63,450	John Bean Technologies Corp.	7,195,230
578,860	Kornit Digital Ltd.(a)(b)	7,467,294
49,355	Sun Hydraulics Corp.	2,643,454
		22,381,194

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Professional Services — 3.93%
86,500	ICF International, Inc.	$5,055,925
169,410	Korn/Ferry International	8,739,862
160,180	WageWorks, Inc.(a)	7,240,136
		21,035,923
	Trading Companies & Distributors — 1.33%
256,975	Univar Inc.(a)	7,131,056
	Total Industrials (Cost $86,823,279)	97,489,361
INFORMATION TECHNOLOGY — 29.49%
	Communications Equipment — 1.87%
157,030	Lumentum Holdings, Inc.(a)	10,018,514
	Electronic Equipment, Instruments & Components — 1.98%
184,760	II-VI, Inc.(a)	7,556,684
30,060	Universal Display Corp.	3,036,060
		10,592,744
	Internet Software & Services — 9.22%
246,740	Five9, Inc.(a)	7,350,385
78,830	LogMeIn, Inc.	9,108,806
320,516	Mimecast Ltd(a)(b)	11,355,882
198,060	Okta, Inc.(a)	7,892,691
359,245	Twilio Inc. — Class A(a)	13,715,974
		49,423,738
	IT Services — 1.45%
124,626	InterXion Holding NV(a)(b)	7,740,521
	Semiconductors & Semiconductor Equipment — 4.19%
209,755	Inphi Corp.(a)	6,313,626
79,755	Monolithic Power Systems Inc	9,233,236
176,525	Semtech Corp.(a)	6,893,301
		22,440,163
	Software — 10.78%
642,750	8x8, Inc.(a)	11,987,287
156,555	CyberArk Software Ltd.(a)(b)	7,987,436
57,990	Ellie Mae, Inc.(a)	5,331,601
58,450	HubSpot, Inc.(a)	6,330,135
161,175	Paylocity Holding Corp.(a)	8,256,995
133,760	PROS Holdings, Inc.(a)	4,415,418
87,865	Varonis Systems, Inc.(a)	5,315,833
170,490	Zendesk, Inc.(a)	8,161,356
		57,786,061
	Total Information Technology (Cost $101,686,408)	158,001,741
MATERIALS — 2.92%
	Construction Materials — 2.92%
293,413	Summit Materials, Inc.(a)	8,884,546
111,590	US Concrete Inc.(a)	6,740,036
	Total Materials (Cost $13,290,238)	15,624,582

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
REAL ESTATE — 0.90%
	Real Estate Management & Development — 0.90%
97,505	HFF Inc.	$4,845,998
	Total Real Estate (Cost $2,899,881)	4,845,998
TOTAL COMMON STOCKS (COST $381,101,556)		511,474,737
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.19%
REAL ESTATE — 3.19%
379,415	CoreCivic, Inc.	7,406,181
189,615	CyrusOne Inc	9,710,184
	Total Real Estate (Cost $17,609,395)	17,116,365
TOTAL REITS (COST $17,609,395)		17,116,365
SHORT TERM INVESTMENT — 0.93%
INVESTMENT COMPANY — 0.93%
4,985,338	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.54%(c)	4,985,338
	Total Investment Company	4,985,338
TOTAL SHORT TERM INVESTMENT (COST $4,985,338)		4,985,338
TOTAL INVESTMENTS — 99.58% (COST $403,696,289)		533,576,440
Other Assets in Excess of Liabilities — 0.42%		2,243,200
TOTAL NET ASSETS — 100.00%		$535,819,640

  (a)  Non Income Producing

  (b)  Foreign Issued Security. The total value of these securities amounted to $41,150,859 (7.68% of net assets) at March 31, 2018.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2018.

  *  See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

 Statements of Assets and Liabilities

March 31, 2018

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
ASSETS:
Investments in securities, at cost:	$1,517,673,651	$45,069,349	$70,939,942	$535,208,989	$129,703,397
Investments in securities, at value:	$1,893,697,143	$59,190,825	$88,301,593	$697,014,013	$204,411,240
Cash:	500,462	14,786	—	166,656	12,275
Cash denominated in foreign currency, at value:(1)	—	—	—	—	—
Receivables:
Investments sold	—	142,558	—	—	—
Fund shares sold	4,560,722	24,256	46,335	140,758	27,526
Dividends	634,691	39,906	86,137	1,000,420	99,914
Interest	87,927	4,509	9,145	900,544	3,097
Other assets	73,682	15,587	16,443	20,332	18,370
Total assets	1,899,554,627	59,432,427	88,459,653	699,242,723	204,572,422
LIABILITIES:
Payables:
Investments purchased	150,289	—	—	—	—
Written options, at value(2) (Note 8)	—	—	—	168,964	—
Fund shares purchased	819,347	18,945	371,864	290,585	141,495
Management fees (Note 3)	1,625,504	46,643	110,329	600,191	161,618
Custodian fees (Note 3)	—	—	—	—	—
Other payables	—	—	—	—	—
Accrued expenses	9,497	3,075	8,872	98,598	18,208
Total liabilities	2,604,637	68,663	491,065	1,158,338	321,321
NET ASSETS	$1,896,949,990	$59,363,764	$87,968,588	$698,084,385	$204,251,101
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital).	$1,480,289,711	$44,945,582	$70,886,097	$525,182,923	$99,156,542
Undistributed (distribution in excess of) net investment income (loss)	—	33,501	—	(287,003)	(35,199)
Accumulated net realized gain (loss) from investment and foreign currency transactions	40,636,787	263,205	(279,160)	11,384,943	30,421,915
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	376,023,492	14,121,476	17,361,651	161,803,522	74,707,843
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,896,949,990	$59,363,764	$87,968,588	$698,084,385	$204,251,101
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	77,366,210	3,646,101	5,488,577	46,552,615	6,847,235
NET ASSET VALUE PER SHARE	$24.52	$16.28	$16.03	$15.00	$29.83
(1) Cash denominated in foreign currencies, at cost	—	—	—	—	—
(2) Written options, premiums received	—	—	—	167,462	—

The accompanying notes are an integral part of these financial statements.

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
ASSETS:
Investments in securities, at cost:	$221,222,276	$199,774,793	$49,945,411	$107,135,799	$403,696,289
Investments in securities, at value:	$227,188,251	$277,086,044	$68,479,202	$156,119,281	$533,576,440
Cash:	2,762,019	—	2,097	12,858	1,804
Cash denominated in foreign currency, at value:(1)	—	7,383	—	—	—
Receivables:
Investments sold	2,831,387	—	—	—	3,423,207
Fund shares sold	200,830	167,671	610,564	75,522	115,050
Dividends	4,519	1,005,975	79,990	66,931	370,409
Interest	3,207,237	26,546	2,359	2,446	4,001
Other assets	20,013	21,276	15,240	17,322	26,375
Total assets	236,214,256	278,314,895	69,189,452	156,294,360	537,517,286
LIABILITIES:
Payables:
Investments purchased	4,654,458	—	68,650	—	866,772
Written options, at value(2) (Note 8)	—	—	—	—	—
Fund shares purchased	62,958	71,106	34,520	555,213	357,870
Management fees (Note 3)	198,323	235,333	54,004	139,029	466,143
Custodian fees (Note 3)	—	6,043	—	—	—
Other payables	—	14,390	—	—	—
Accrued expenses	3,523	122,949	8,248	13,326	6,861
Total liabilities	4,919,262	449,821	165,422	707,568	1,697,646
NET ASSETS	$231,294,994	$277,865,074	$69,024,030	$155,586,792	$535,819,640
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital).	$225,240,686	$200,319,477	$48,018,444	$107,486,483	$342,390,318
Undistributed (distribution in excess of) net investment income (loss)	264,893	285,779	221,630	(148,720)	—
Accumulated net realized gain (loss) from investment and foreign currency transactions	(176,560)	(51,433)	2,250,165	(734,453)	63,549,171
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	5,965,975	77,311,251	18,533,791	48,983,482	129,880,151
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$231,294,994	$277,865,074	$69,024,030	$155,586,792	$535,819,640
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	20,957,803	18,397,792	2,373,932	11,118,144	35,733,080
NET ASSET VALUE PER SHARE	$11.04	$15.10	$29.08	$13.99	$15.00
(1) Cash denominated in foreign currencies, at cost	—	7,383	—	—	—
(2) Written options, premiums received	—	—	—	—	—

Statements of Operations

For the Year Ended March 31, 2018

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
INVESTMENT INCOME:
Interest	$741,989	$38,786	$80,727	$4,482,560	$57,719
Dividends from securities	11,960,637	1,285,586	254,462	20,319,351	4,699,386
Foreign tax withheld	(54,906)	(5,765)	—	(196,326)	(20,576)
Total investment income	12,647,720	1,318,607	335,189	24,605,585	4,736,529
EXPENSES:
Management fees (Note 3)	15,647,202	564,445	1,301,289	7,512,296	2,350,234
Registration fees	69,168	23,527	22,537	24,726	25,102
Custody fees	—	—	—	—	—
Other expenses	24,190	1,920	2,443	16,187	7,196
Total expenses	15,740,560	589,892	1,326,269	7,553,209	2,382,532
Net investment income (loss)	(3,092,840)	728,715	(991,080)	17,052,376	2,353,997
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions	82,717,910	791,680	16,176,709	32,446,252	77,526,161
Options written (Note 8)	—	—	—	201,697	—
Net unrealized appreciation/depreciation during the year on:
Investments	150,955,830	3,708,149	2,477,927	4,994,476	(39,540,427)
Options written (Note 8)	—	—	—	(45,019)	—
Net realized and unrealized gain (loss)	233,673,740	4,499,829	18,654,636	37,597,406	37,985,734
Net increase in net assets resulting from operations	$230,580,900	$5,228,544	$17,663,556	$54,649,782	$40,339,731

The accompanying notes are an integral part of these financial statements.

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
INVESTMENT INCOME:
Interest	$11,950,195	$212,253	$31,417	$116,032	$126,245
Dividends from securities	227,033	3,792,877	835,424	2,399,975	1,946,910
Foreign tax withheld	(550)	(433,924)	(9,627)	—	(8,638)
Total investment income	12,176,678	3,571,206	857,214	2,516,007	2,064,517
EXPENSES:
Management fees (Note 3)	2,399,953	2,448,192	613,205	2,845,522	5,587,539
Registration fees	33,271	24,673	20,347	27,486	25,180
Custody fees	—	54,824	—	—	—
Other expenses	7,857	4,543	2,032	7,898	11,419
Total expenses	2,441,081	2,532,232	635,584	2,880,906	5,624,138
Net investment income (loss)	9,735,597	1,038,974	221,630	(364,899)	(3,559,621)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions	842,299	641,932	4,099,923	48,583,841	138,305,873
Options written (Note 8)	—	—	—	—	—
Net unrealized appreciation/depreciation during the year on:
Investments	(3,025,094)	36,292,927	5,425,497	(20,149,333)	(43,337,579)
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized gain (loss)	(2,182,795)	36,934,859	9,525,420	28,434,508	94,968,294
Net increase in net assets resulting from operations	$7,552,802	$37,973,833	$9,747,050	$28,069,609	$91,408,673

Statements of Changes in Net Assets

	BUFFALO DISCOVERY FUND		BUFFALO DIVIDEND FOCUS FUND		BUFFALO EMERGING OPPORTUNITIES FUND
	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
OPERATIONS:
Net investment income (loss)	$(3,092,840)	$(1,209,345)	$728,715	$590,511	$(991,080)	$(590,028)
Net realized gain on investment transactions	82,717,910	83,705,424	791,680	792,324	16,176,709	16,179,729
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	150,955,830	89,835,284	3,708,149	6,379,865	2,477,927	3,579,145
Net increase in net assets resulting from operations	230,580,900	172,331,363	5,228,544	7,762,700	17,663,556	19,168,846
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(741,876)	(584,414)	—	—
Net realized gain from investment transactions	(74,201,821)	(29,140,167)	(574,721)	(333,681)	(15,190,026)	(6,936,235)
Total distributions to shareholders	(74,201,821)	(29,140,167)	(1,316,597)	(918,095)	(15,190,026)	(6,936,235)
CAPITAL SHARE TRANSACTIONS:
Shares sold	716,276,288	400,612,949	16,020,835	26,179,442	7,737,359	4,820,805
Reinvested dividends and distributions	71,881,517	28,321,194	1,290,308	896,091	14,672,957	6,693,755
Shares issued	788,157,805	428,934,143	17,311,143	27,075,533	22,410,316	11,514,560
Redemptions	(301,825,167)	(328,497,280)	(21,654,044)	(12,348,977)	(22,251,679)	(52,692,174)
Redemption fees (Note 5)	—	27,342	—	1,579	—	11,726
Shares repurchased	(301,825,167)	(328,469,938)	(21,654,044)	(12,347,398)	(22,251,679)	(52,680,448)
Net increase (decrease) from capital share transactions	486,332,638	100,464,205	(4,342,901)	14,728,135	158,637	(41,165,888)
Total increase (decrease) in net assets	642,711,717	243,655,401	(430,954)	21,572,740	2,632,167	(28,933,277)
NET ASSETS:
Beginning of year	1,254,238,273	1,010,582,872	59,794,718	38,221,978	85,336,421	114,269,698
End of year	$1,896,949,990	$1,254,238,273	$59,363,764	$59,794,718	$87,968,588	$85,336,421
Undistributed (distribution in excess of) net investment income (loss) at end of year	$—	$—	$33,501	$32,967	$—	$—
Fund share transactions:
Shares sold	29,561,548	19,736,102	1,009,434	1,817,661	463,225	331,021
Reinvested dividends and distributions	2,953,226	1,383,546	78,647	62,156	935,776	449,547
	32,514,774	21,119,648	1,088,081	1,879,817	1,399,001	780,568
Shares repurchased	(12,524,337)	(16,097,347)	(1,346,183)	(872,206)	(1,318,382)	(3,601,491)
Net increase (decrease) in fund shares	19,990,437	5,022,301	(258,102)	1,007,611	80,619	(2,820,923)

The accompanying notes are an integral part of these financial statements.

	BUFFALO FLEXIBLE INCOME FUND		BUFFALO GROWTH FUND
	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
OPERATIONS:
Net investment income (loss)	$17,052,376	$20,751,338	$2,353,997	$2,537,534
Net realized gain on investment transactions	32,647,949	12,493,050	77,526,161	27,294,684
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	4,949,457	54,908,441	(39,540,427)	11,218,294
Net increase in net assets resulting from operations	54,649,782	88,152,829	40,339,731	41,050,512
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(17,897,643)	(22,766,287)	(2,896,083)	(2,454,321)
Net realized gain from investment transactions	(23,400,423)	(3,743,194)	(35,204,302)	(15,879,107)
Total distributions to shareholders	(41,298,066)	(26,509,481)	(38,100,385)	(18,333,428)
CAPITAL SHARE TRANSACTIONS:
Shares sold	45,642,534	46,305,311	15,871,765	58,306,301
Reinvested dividends and distributions	40,017,720	25,370,370	37,275,472	18,123,622
Shares issued	85,660,254	71,675,681	53,147,237	76,429,923
Redemptions	(198,380,348)	(235,118,638)	(178,079,701)	(167,715,776)
Redemption fees (Note 5)	—	6,139	—	2,426
Shares repurchased	(198,380,348)	(235,112,499)	(178,079,701)	(167,713,350)
Net increase (decrease) from capital share transactions	(112,720,094)	(163,436,818)	(124,932,464)	(91,283,427)
Total increase (decrease) in net assets	(99,368,378)	(101,793,470)	(122,693,118)	(68,566,343)
NET ASSETS:
Beginning of year	797,452,763	899,246,233	326,944,219	395,510,562
End of year	$698,084,385	$797,452,763	$204,251,101	$326,944,219
Undistributed (distribution in excess of) net investment income (loss) at end of year	$(287,003)	$(115,923)	$(35,199)	$330,645
Fund share transactions:
Shares sold	2,996,751	3,253,602	500,709	1,942,699
Reinvested dividends and distributions	2,628,131	1,781,633	1,269,168	622,591
	5,624,882	5,035,235	1,769,877	2,565,290
Shares repurchased	(13,159,169)	(16,580,010)	(5,525,810)	(5,666,440)
Net increase (decrease) in fund shares	(7,534,287)	(11,544,775)	(3,755,933)	(3,101,150)

Statements of Changes in Net Assets

	BUFFALO HIGH YIELD FUND		BUFFALO INTERNATIONAL FUND		BUFFALO LARGE CAP FUND
	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
OPERATIONS:
Net investment income (loss)	$9,735,597	$11,391,123	$1,038,974	$2,101,505	$221,630	$170,413
Net realized gain on investment transactions	842,299	6,579,730	641,932	3,951,597	4,099,923	3,933,436
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(3,025,094)	3,796,141	36,292,927	18,322,445	5,425,497	4,674,794
Net increase in net assets resulting from operations	7,552,802	21,766,994	37,973,833	24,375,547	9,747,050	8,778,643
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(10,035,998)	(11,249,302)	(746,241)	(1,951,475)	(96,713)	(270,724)
Net realized gain from investment transactions	(1,179,033)	(5,343,506)	(168,439)	—	(3,574,988)	(1,433,777)
Total distributions to shareholders	(11,215,031)	(16,592,808)	(914,680)	(1,951,475)	(3,671,701)	(1,704,501)
CAPITAL SHARE TRANSACTIONS:
Shares sold	48,065,535	74,443,813	78,887,134	22,213,758	17,122,313	14,821,145
Reinvested dividends and distributions	10,628,551	15,845,140	850,120	1,815,899	3,622,675	1,683,580
Shares issued	58,694,086	90,288,953	79,737,254	24,029,657	20,744,988	16,504,725
Redemptions	(59,743,044)	(141,895,079)	(42,207,639)	(77,623,457)	(15,676,911)	(13,492,552)
Redemption fees (Note 5)	—	52,939	—	413	—	480
Shares repurchased	(59,743,044)	(141,842,140)	(42,207,639)	(77,623,044)	(15,676,911)	(13,492,072)
Net increase (decrease) from capital share transactions	(1,048,958)	(51,553,187)	37,529,615	(53,593,387)	5,068,077	3,012,653
Total increase (decrease) in net assets	(4,711,187)	(46,379,001)	74,588,768	(31,169,315)	11,143,426	10,086,795
NET ASSETS:
Beginning of year	236,006,181	282,385,182	203,276,306	234,445,621	57,880,604	47,793,809
End of year	$231,294,994	$236,006,181	$277,865,074	$203,276,306	$69,024,030	$57,880,604
Undistributed (distribution in excess of) net investment income (loss) at end of year	$264,893	$467,217	$285,779	$29,945	$221,630	$96,719
Fund share transactions:
Shares sold	4,276,421	6,620,775	5,407,820	1,868,427	605,095	592,852
Reinvested dividends and distributions	948,602	1,417,825	57,324	159,289	124,022	67,749
	5,225,023	8,038,600	5,465,144	2,027,716	729,117	660,601
Shares repurchased	(5,322,142)	(12,562,657)	(2,953,023)	(6,706,530)	(537,136)	(548,272)
Net increase (decrease) in fund shares	(97,119)	(4,524,057)	2,512,121	(4,678,814)	191,981	112,329

The accompanying notes are an integral part of these financial statements.

	BUFFALO MID CAP FUND		BUFFALO SMALL CAP FUND
	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
OPERATIONS:
Net investment income (loss)	$(364,899)	$(151,449)	$(3,559,621)	$(3,932,491)
Net realized gain on investment transactions	48,583,841	70,684,739	138,305,873	283,885,565
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(20,149,333)	(24,212,935)	(43,337,579)	(123,237,124)
Net increase in net assets resulting from operations	28,069,609	46,320,355	91,408,673	156,715,950
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	—	—
Net realized gain from investment transactions	(37,044,289)	(26,203,319)	(134,493,446)	(117,589,649)
Total distributions to shareholders	(37,044,289)	(26,203,319)	(134,493,446)	(117,589,649)
CAPITAL SHARE TRANSACTIONS:
Shares sold	28,026,993	121,170,294	64,116,331	49,158,842
Reinvested dividends and distributions	36,688,053	26,001,800	132,040,755	115,150,325
Shares issued	64,715,046	147,172,094	196,157,086	164,309,167
Redemptions	(295,566,267)	(230,514,295)	(180,254,520)	(601,879,098)
Redemption fees (Note 5)	—	2,646	—	34,301
Shares repurchased	(295,566,267)	(230,511,649)	(180,254,520)	(601,844,797)
Net increase (decrease) from capital share transactions	(230,851,221)	(83,339,555)	15,902,566	(437,535,630)
Total increase (decrease) in net assets	(239,825,901)	(63,222,519)	(27,182,207)	(398,409,329)
NET ASSETS:
Beginning of year	395,412,693	458,635,212	563,001,847	961,411,176
End of year	$155,586,792	$395,412,693	$535,819,640	$563,001,847
Undistributed (distribution in excess of) net investment income (loss) at end of year	$(148,720)	$—	$—	$—
Fund share transactions:
Shares sold	1,771,900	7,877,092	3,673,470	2,905,706
Reinvested dividends and distributions	2,691,714	1,701,688	9,000,733	7,521,250
	4,463,614	9,578,780	12,674,203	10,426,956
Shares repurchased	(18,565,346)	(14,848,116)	(10,826,595)	(34,334,506)
Net increase (decrease) in fund shares	(14,101,732)	(5,269,336)	1,847,608	(23,907,550)

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DISCOVERY FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2018	2017	2016	2015	2014
Net asset value, beginning of year	$21.86	$19.30	$21.50	$20.53	$17.08
Income from investment operations:
Net investment income (loss)	(0.04)	(0.02)	(0.03)	(0.05)	(0.08)
Net realized and unrealized gains (losses)	3.82	3.10	(0.69)	3.08	5.04
Total from investment operations	3.78	3.08	(0.72)	3.03	4.96
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain from investment transactions	(1.12)	(0.52)	(1.48)	(2.06)	(1.51)
Total distributions	(1.12)	(0.52)	(1.48)	(2.06)	(1.51)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$24.52	$21.86	$19.30	$21.50	$20.53
Total return	17.35%	16.13%	(3.33%)	15.56%	29.54%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$1,896,950	$1,254,238	$1,010,583	$774,187	$649,536
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.20%)	(0.11%)	(0.18%)	(0.28%)	(0.47%)
Portfolio turnover rate	42%	51%	59%	52%	48%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DIVIDEND FOCUS FUND

Data for a share of capital stock	FOR THE YEARS ENDED MARCH 31,
outstanding throughout the period.	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.32	$13.20	$13.76	$12.25	$10.55
Income from investment operations:
Net investment income	0.19	0.18	0.16	0.13	0.16
Net realized and unrealized gains (losses)	1.11	2.22	(0.30)	2.16	2.08
Total from investment operations	1.30	2.40	(0.14)	2.29	2.24
Less distributions from:
Net investment income	(0.19)	(0.18)	(0.17)	(0.13)	(0.16)
Net realized gain from investment transactions	(0.15)	(0.10)	(0.26)	(0.65)	(0.38)
Total distributions	(0.34)	(0.28)	(0.43)	(0.78)	(0.54)
Paid-in capital from redemption fees (Note 5)	—	— (1)	0.01	— (1)	— (1)
Net asset value, end of period	$16.28	$15.32	$13.20	$13.76	$12.25
Total return	8.51%	18.35%	(0.88%)	18.86%	21.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,364	$59,795	$38,222	$41,116	$18,701
Ratio of expenses to average net assets	0.94%	0.95%	0.97%	0.94%	0.93%
Ratio of net investment income to average net assets	1.16%	1.34%	1.21%	1.04%	1.47%
Portfolio turnover rate*	21%	26%	65%	62%	77%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO EMERGING OPPORTUNITIES FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2018	2017	2016	2015	2014(2)
Net asset value, beginning of year	$15.78	$13.89	$17.85	$19.31	$13.86
Income from investment operations:
Net investment loss	(0.18)	(0.13)	(0.28)	(0.31)	(0.14)
Net realized and unrealized gains (losses)	3.55	3.25	(2.45)	0.06	5.59
Total from investment operations	3.37	3.12	(2.73)	(0.25)	5.45
Less distributions from:
Net realized gain from investment transactions	(3.12)	(1.23)	(1.23)	(1.25)	(0.05)
Paid-in capital from redemption fees (Note 5)	—	— (1)	— (1)	0.04	0.05
Net asset value, end of year	$16.03	$15.78	$13.89	$17.85	$19.31
Total return	21.84%	22.99%	(15.47%)	(0.71%)	39.66%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$87,969	$85,336	$114,270	$238,828	$525,856
Ratio of expenses to average net assets	1.48%	1.48%	1.47%	1.47%	1.48%
Ratio of net investment loss to average net assets	(1.10%)	(0.62%)	(1.19%)	(1.29%)	(1.36%)
Portfolio turnover rate	48%	95%	70%	19%	23%

(1)  Less than $0.01 per share.

(2)  Effective June 3, 2013, the Fund name was changed to Buffalo Emerging Opportunities Fund. Prior to June 3, 2013 the Fund was known as the Buffalo Micro Cap Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO FLEXIBLE INCOME FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.74	$13.70	$14.53	$14.41	$13.54
Income from investment operations:
Net investment income	0.34	0.35	0.38	0.30	0.29
Net realized and unrealized gains (losses)	0.77	1.14	(0.70)	0.18	0.99
Total from investment operations	1.11	1.49	(0.32)	0.48	1.28
Less distributions from:
Net investment income	(0.36)	(0.38)	(0.41)	(0.30)	(0.28)
Net realized gain from investment transactions	(0.49)	(0.07)	(0.10)	(0.06)	(0.13)
Total distributions	(0.85)	(0.45)	(0.51)	(0.36)	(0.41)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$15.00	$14.74	$13.70	$14.53	$14.41
Total return	7.57%	11.02%	(2.24%)	3.33%	9.56%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$698,084	$797,453	$899,246	$1,350,945	$1,397,857
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income to average net assets	2.27%	2.45%	2.72%	2.05%	2.06%
Portfolio turnover rate .	2%	1%	5%	42%	13%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO GROWTH FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2018	2017	2016	2015	2014
Net asset value, beginning of year	$30.83	$28.86	$34.60	$35.45	$29.53
Income from investment operations:
Net investment income	0.39	0.23	0.18	0.19	0.15
Net realized and unrealized gains (losses)	4.58	3.36	(0.61)	3.63	8.02
Total from investment operations	4.97	3.59	(0.43)	3.82	8.17
Less distributions from:
Net investment income	(0.45)	(0.22)	(0.19)	(0.18)	(0.22)
Net realized gain from investment transactions	(5.52)	(1.40)	(5.12)	(4.49)	(2.03)
Total distributions	(5.97)	(1.62)	(5.31)	(4.67)	(2.25)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$29.83	$30.83	$28.86	$34.60	$35.45
Total return	16.42%	12.88%	(0.96%)	11.32%	27.98%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$204,251	$326,944	$395,511	$463,167	$616,043
Ratio of expenses to average net assets	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets	0.90%	0.70%	0.52%	0.48%	0.44%
Portfolio turnover rate	32%	18%	42%	30%	37%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO HIGH YIELD FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.21	$11.04	$11.71	$11.84	$11.67
Income from investment operations:
Net investment income	0.50	0.48	0.44	0.44	0.44
Net realized and unrealized gains (losses)	(0.15)	0.42	(0.48)	(0.03)	0.37
Total from investment operations	0.35	0.90	(0.04)	0.41	0.81
Less distributions from:
Net investment income	(0.47)	(0.47)	(0.46)	(0.42)	(0.46)
Net realized gain from investment transactions	(0.05)	(0.26)	(0.17)	(0.12)	(0.18)
Total distributions	(0.52)	(0.73)	(0.63)	(0.54)	(0.64)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$11.04	$11.21	$11.04	$11.71	$11.84
Total return	3.20%	8.37%	(0.41%)	3.58%	7.12%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$231,295	$236,006	$282,385	$255,987	$290,538
Ratio of expenses to average net assets	1.02%	1.02%	1.01%	1.02%	1.01%
Ratio of net investment income to average net assets	4.06%	4.27%	3.79%	3.71%	3.72%
Portfolio turnover rate	41%	40%	44%	25%	39%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO INTERNATIONAL FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period.	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.80	$11.40	$11.93	$11.73	$10.28
Income from investment operations:
Net investment income	0.06	0.13	0.06	0.09	0.04
Net realized and unrealized gains (losses)	2.29	1.39	(0.54)	0.18	1.43
Total from investment operations	2.35	1.52	(0.48)	0.27	1.47
Less distributions from:
Net investment income	(0.04)	(0.12)	(0.05)	(0.07)	(0.02)
Distributions from capital gains	(0.01)	—	—	—	—
Total distributions	(0.05)	(0.12)	(0.05)	(0.07)	(0.02)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of period	$15.10	$12.80	$11.40	$11.93	$11.73
Total return	18.40%	13.46%	(4.02%)	2.32%	14.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$277,865	$203,276	$234,446	$256,608	$225,299
Ratio of expenses to average net assets	1.03%	1.04%	1.04%	1.05%	1.07%
Ratio of net investment income to average net assets	0.42%	1.02%	0.52%	0.77%	0.38%
Portfolio turnover rate	13%	4%	7%	21%	15%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO LARGE CAP FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2018	2017	2016	2015	2014
Net asset value, beginning of year	$26.53	$23.09	$25.09	$23.34	$21.89
Income from investment operations:
Net investment income	0.09	0.08	0.09	0.05	0.06
Net realized and unrealized gains (losses)	4.01	4.18	(0.47)	4.51	4.94
Total from investment operations	4.10	4.26	(0.38)	4.56	5.00
Less distributions from:
Net investment income	(0.04)	(0.13)	(0.04)	(0.05)	(0.08)
Net realized gain from investment transactions	(1.51)	(0.69)	(1.58)	(2.76)	(3.47)
Total distributions	(1.55)	(0.82)	(1.62)	(2.81)	(3.55)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$29.08	$26.53	$23.09	$25.09	$23.34
Total return	15.41%	18.67%	(1.56%)	20.29%	23.13%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$69,024	$57,881	$47,794	$44,013	$32,111
Ratio of expenses to average net assets	0.93%	0.95%	0.94%	0.96%	0.97%
Ratio of net investment income to average net assets	0.33%	0.34%	0.41%	0.23%	0.21%
Portfolio turnover rate	40%	41%	62%	30%	45%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MID CAP FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.68	$15.04	$18.68	$19.27	$17.94
Income from investment operations:
Net investment loss	(0.03)	(0.01)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gains (losses)	1.77	1.85	(1.62)	1.87	4.45
Total from investment operations	1.74	1.84	(1.64)	1.83	4.41
Less distributions from:
Net investment income	—	—	— (1)	— (1)	— (1)
Net realized gain from investment transactions	(3.43)	(1.20)	(2.00)	(2.42)	(3.08)
Total distributions	(3.43)	(1.20)	(2.00)	(2.42)	(3.08)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$13.99	$15.68	$15.04	$18.68	$19.27
Total return	11.69%	12.94%	(8.83%)	10.43%	25.46%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$155,587	$395,413	$458,635	$566,302	$620,255
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.13%)	(0.09%)	(0.10%)	(0.18%)	(0.20%)
Portfolio turnover rate	51%	51%	46%	12%	45%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SMALL CAP FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.61	$16.64	$32.83	$36.02	$30.93
Income from investment operations:
Net investment loss	(0.09)	(0.13)	(0.20)	(0.24)	(0.16)
Net realized and unrealized gains (losses)	2.92	3.19	(3.60)	0.31	8.44
Total from investment operations	2.83	3.06	(3.80)	0.07	8.28
Less distributions from:
Net realized gain from investment transactions	(4.44)	(3.09)	(12.39)	(3.26)	(3.19)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$15.00	$16.61	$16.64	$32.83	$36.02
Total return	17.65%	24.51%	(13.28%)	0.56%	26.71%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$535,820	$563,002	$961,411	$3,005,980	$3,803,381
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.64%)	(0.52%)	(0.61%)	(0.63%)	(0.45%)
Portfolio turnover rate	49%	45%	41%	17%	22%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

 Notes to Financial Statements

March 31, 2018

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The investment objective of the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital. The investment objectives of the Buffalo Flexible Income Fund, the Buffalo Dividend Focus Fund and the Buffalo High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2018, the Buffalo High Yield Fund held one fair valued security, with a market value of $260,625 or 0.11% of total net assets, respectively. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE"). The fair valuation trigger was not met on March 31, 2018 and the fair value price was not applied.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' corporate bond valuation policies.

In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the meas- urement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

On March 30, 2018, U.S. and certain other financial markets were closed, while some foreign markets were open. The securities held by the Buffalo International Fund reflect, in the valuation, the transactions related to open foreign market activities and were valued at the official closing price on the primary market or exchange on which the securities trade. This did not result in the investments being re-categorized between Levels.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between invest- ments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management ("Advisor"), along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjust- ment, as described above and in Note 9 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2018. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,744,327,044	$—	$—	$1,744,327,044
REITS	45,665,305	—	—	45,665,305
Short Term Investment	103,704,794	—	—	103,704,794
Total*	$1,893,697,143	$—	$—	$1,893,697,143

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$52,834,663	$—	$—	$52,834,663
Convertible Preferred Stocks	360,563	—	—	360,563
REITS	1,184,042	—	—	1,184,042
Short Term Investment	4,811,557	—	—	4,811,557
Total*	$59,190,825	$—	$—	$59,190,825

BUFFALO EMERGING OPPORTUNIES FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$76,452,404	$—	$—	$76,452,404
REIT	2,396,394	—	—	2,396,394
Short Term Investment	9,452,795	—	—	9,452,795
Total*	$88,301,593	$—	$—	$88,301,593

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$590,605,361	$—	$—	$590,605,361
REITS	16,513,914	—	—	16,513,914
Convertible Bonds	—	47,759,087	—	47,759,087
Corporate Bonds	—	34,734,772	—	34,734,772
Short Term Investment	7,400,879	—	—	7,400,879
Total*	$614,520,154	$82,493,859	$—	$697,014,013
Written Options	$155,214	$13,750	$—	$168,964

 Notes to Financial Statements

March 31, 2018

(Continued)

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$196,801,097	$—	$—	$196,801,097
REIT	5,540,833	—	—	5,540,833
Short Term Investment	2,069,310	—	—	2,069,310
Total*	$204,411,240	$—	$—	$204,411,240

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$3,347,026	$—	$—	$3,347,026
Preferred Stocks	1,134,000	—	—	1,134,000
REIT	1,117,930	—	—	1,117,930
Convertible Bonds	—	24,603,228	—	24,603,228
Corporate Bonds	—	146,416,777	260,625	146,677,402
Bank Loans	—	41,432,403	—	41,432,403
Short Term Investment	8,876,262	—	—	8,876,262
Total*	$14,475,218	$212,452,408	$260,625	$227,188,251

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$253,361,106	$—	$—	$253,361,106
Short Term Investments	23,724,938	—	—	23,724,938
Total*	$277,086,044	$—	$—	$277,086,044

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$64,147,557	$—	$—	$64,147,557
REIT	1,593,531	—	—	1,593,531
Short Term Investment	2,738,114	—	—	2,738,114
Total*	$68,479,202	$—	$—	$68,479,202

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$150,271,396	$—	$—	$150,271,396
REITS	2,688,222	—	—	2,688,222
Short Term Investment	3,159,663	—	—	3,159,663
Total*	$156,119,281	$—	$—	$156,119,281

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$511,474,737	$—	$—	$511,474,737
REITS		17,116,365	—	17,116,365
Short Term Investment	4,985,338	—	—	4,985,338
Total*	$533,576,440	$—	$—	$533,576,440

*   Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.

The following is a reconciliation of the Buffalo High Yield Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2018:

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	INVESTMENTS IN SECURITIES YEAR ENDED MARCH 31, 2018
Fair Value as of 3/31/2017	$—
Transfer into Level 3*	260,625
Fair Value as of 3/31/2018**	$260,625
The amount of total gains or losses for the year included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

*  The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.

The Level 3 amount disclosed in the table above consists of one corporate bond security that was fair valued in good faith, using significant unobservable inputs, by the Valuation Committee. The price of this security was established considering the price of a bond of comparable quality, coupon and maturity.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund. The Buffalo High Yield Fund had transfers from Level 2 into Level 3 with a market value of $260,625. The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code nec- essary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its share- holders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2018, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sus- tained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2015 through March 31, 2018. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting pur- poses and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make esti- mates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obli- gation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Funds did not hold any written put options as of March 31, 2018.

The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued

 Notes to Financial Statements

March 31, 2018

(Continued)

at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. Currently, the Buffalo Flexible Income Fund makes use of the options strategy to a greater extent than the other Funds because income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by Buffalo Flexible Income Fund to achieve income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio man- agers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exer- cised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain lia- bilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

RECENT ACCOUNTING PRONOUNCEMENT — In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. These updates have been incorporated in the Funds' current year financial statements and have no impact on each of the Funds' net assets or results of operations.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	YEAR ENDED MARCH 31, 2018		YEAR ENDED MARCH 31, 2017
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*
Buffalo Discovery Fund	$36,141,376	$38,060,445	$15,902,043	$13,238,124
Buffalo Dividend Focus Fund	1,316,597	—	801,005	117,090
Buffalo Emerging Opportunities Fund	7,657,329	7,532,697	419,660	6,516,575
Buffalo Flexible Income Fund	17,863,622	23,434,444	23,160,691	3,348,790
Buffalo Growth Fund	3,028,666	35,071,719	2,721,685	15,611,743
Buffalo High Yield Fund	10,466,122	748,909	11,249,302	5,343,506
Buffalo International Fund	746,268	168,412	1,951,475	—
Buffalo Large Cap Fund	1,516,935	2,154,766	270,724	1,433,777
Buffalo Mid Cap Fund	8,773,432	28,270,857	1,537,011	24,666,308
Buffalo Small Cap Fund	12,080,010	122,413,436	21,738,524	95,851,125

*  The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended March 31, 2018.

Distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between finan- cial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2018, the following table shows the reclassifications made:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Buffalo Discovery Fund	$3,092,840	$(13,088,650)	$9,995,810
Buffalo Dividend Focus Fund	13,695	(166,095)	152,400
Buffalo Emerging Opportunities Fund	991,080	(2,122,832)	1,131,752
Buffalo Flexible Income Fund	674,187	(3,731,656)	3,057,469
Buffalo Growth Fund	176,242	(20,781,540)	20,605,298
Buffalo High Yield Fund	98,077	(240,928)	142,851
Buffalo International Fund	(36,899)	256,668	(219,769)
Buffalo Large Cap Fund	(6)	(470,192)	470,198
Buffalo Mid Cap Fund	216,179	(44,337,048)	44,120,869
Buffalo Small Cap Fund	3,559,621	(31,489,562)	27,929,941

The permanent differences primarily relate to foreign currency adjustments, sale of discount bonds, partnership adjustments, net operating losses, expiration of capital loss carryover and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Tax cost of Investments(a)	$1,518,666,440	$45,277,259	$71,336,222	$535,526,341	$129,811,735
Unrealized Appreciation	429,819,734	15,161,977	20,605,866	193,345,731	77,198,991
Unrealized Depreciation	(54,789,031)	(1,248,411)	(3,640,495)	(32,027,023)	(2,599,486)
Net unrealized appreciation	375,030,703	13,913,566	16,965,371	161,318,708	74,599,505
Undistributed Ordinary Income	12,334,576	77,766	117,120	—	—
Undistributed Long Term Capital Gain	29,295,000	426,850	—	11,597,386	30,509,310
Distributable earnings	41,629,576	504,616	117,120	11,597,386	30,509,310
Other accumulated gain/(loss)	—	—	—	(14,632)	(14,256)
Total accumulated gain/(loss)	416,660,279	14,418,182	17,082,491	172,901,462	105,094,559
	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Tax cost of Investments(a)	$221,308,046	$199,846,985	$49,986,746	$107,870,252	$403,992,957
Unrealized Appreciation	7,541,039	82,808,140	20,113,822	50,807,279	150,229,603
Unrealized Depreciation	(1,660,834)	(5,569,081)	(1,621,366)	(2,558,250)	(20,646,120)
Net unrealized appreciation	5,880,205	77,239,059	18,492,456	48,249,029	129,583,483
Undistributed Ordinary Income	350,610	285,779	722,691	—	2,487,264
Undistributed Long Term Capital Gain	—	—	1,790,439	—	61,358,575
Distributable earnings	350,610	285,779	2,513,130	—	63,845,839
Other accumulated gain/(loss)	(176,507)	20,759	—	(148,720)	—
Total accumulated gain/(loss)	6,054,308	77,545,597	21,005,586	48,100,309	193,429,322

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year losses, and/or unrealized gain/(loss) on derivative positions.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

The following Funds utilized the amounts below of prior year capital loss carryover in the year ended March 31, 2018.

Buffalo International Fund	$623,746

As of March 31, 2018, the Buffalo Funds had no accumulated net realized loss on sales of investments and losses to deferred for federal income tax purposes which are available to offset future taxable gains.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2018. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2018.

At March 31, 2018, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses, as follows:

	QUALIFIED LATE YEAR ORDINARY LOSSES	QUALIFIED LATE YEAR CAPITAL LOSSES
Buffalo Growth Fund	$14,256	$—
Buffalo High Yield Fund	$—	$176,507
Buffalo Mid Cap Fund	$148,720	$—

 Notes to Financial Statements

March 31, 2018

(Continued)

For the year ended March 31, 2018, the Buffalo International Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO INTERNATIONAL FUND

COUNTRY	GROSS DIVIDEND	TAXES WITHHELD
Belgium	$76,991	$12,044
Bermuda	88,837	—
Brazil	41,768	3,339
Canada	58,840	10,231
Chile	7,556	—
Finland	41,089	6,163
France	519,055	92,143
Germany	911,071	140,586
Hong Kong	59,994	3,522
India	26,486	1,031
Ireland	78,808	—
Italy	37,309	5,596
Japan	232,872	23,287
Netherlands	167,429	25,114
Norway	98,939	14,841
Singapore	120,606	—
South Korea	46,867	9,641
Spain	67,594	10,277
Switzerland	436,108	38,973
Taiwan	185,673	37,135
United Kingdom	468,990	—
	$3,772,882	$433,923

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. ("KCM") at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.45%, 0.90%, 0.90% and 0.90%, respectively. The man- agement fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the addi- tional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent reg- istered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"), KCM pays USBFS a fee of 30/100 of 1% (0.30%) of each Fund's average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where USBFS receives 25/100 of 1% (0.25%). USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of USBFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to USBFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to USBFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(AS A % OF AVERAGE DAILY NET ASSETS)
ASSET LEVEL	MANAGEMENT FEE	USBFS FEE
Assets up to $6 billion	1.00%	0.300%
Assets over $6 billion up to $7 billion	0.95%	0.275%
Assets over $7 billion up to $8 billion	0.90%	0.250%
Assets over $8 billion up to $9 billion	0.85%	0.225%
Assets over $9 billion	0.80%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any juris- diction. Certain officers of the Funds are also officers and/or directors of KCM.

The Buffalo International Fund incurred $54,824 in custody fees during the year ended March 31, 2018, and owed $6,043 for custody fees as of March 31, 2018.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. USBFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the year ended March 31, 2018 was $167,000. Interested trustees who are affiliated with KCM do not receive any compensation from the Funds, but are compensated directly by KCM.

5. REDEMPTION FEE:

Effective December 1, 2016, the Board approved the elimination of redemption fees on shares of the Funds.

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2018 were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Purchases	$960,010,358	$12,692,497	$39,188,543	$15,683,365	$82,561,414
Proceeds from Sales	$621,892,812	$16,944,199	$59,178,685	$150,210,413	$242,010,415
	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Purchases	$99,414,683	$54,915,264	$27,522,697	$135,199,123	$264,840,656
Proceeds from Sales	$90,762,221	$28,084,227	$26,033,567	$373,644,413	$378,192,653

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended March 31, 2018.

7. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the year ended March 31, 2018.

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requir- ing enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the year ended March 31, 2018. For the year ended March 31, 2018, the quarterly average gross notional amount of derivatives held by the Fund was $6,537,628, representing holdings in written options. The Fund utilizes these written options as a substitute for a comparable market position in the respective underlying security of the written options.

As of March 31, 2018, the Buffalo Flexible Income Fund was invested in written option contracts.

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of March 31, 2018:

DERIVATIVE INVESTMENT TYPE	VALUE
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$168,964

 Notes to Financial Statements

March 31, 2018

(Continued)

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Funds as of March 31, 2018:

DERIVATIVE INVESTMENT TYPE	REALIZED GAIN (LOSS) ON OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$201,697
DERIVATIVE INVESTMENT TYPE	CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$(45,019)

The following tables present derivative assets and liabilities net of amounts available for offset under Master Netting Agreements (MNA) and net of related collateral received or pledged, if any, as of March 31, 2018:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MNAs

	GROSS	GROSS AMOUNTS OFFSET IN THE	NET AMOUNTS PRESENTED IN	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION
LIABILITIES:	AMOUNTS OF RECOGNIZED LIABILITIES	STATEMENT OF FINANCIAL POSITION	THE STATEMENT OF FINANCIAL POSITION	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED/ RECEIVED	NET AMOUNT
Description
Written Options	$168,964	$—	$168,964	$168,964	$—	$—
	$168,964	$—	$168,964	$168,964	$—	$—

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valu- ations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs imple- mented since 1978.

10. LINE OF CREDIT:

U.S. Bank, N.A. has made available to the Buffalo Funds an unsecured line of credit pursuant to a Loan Agreement for the Funds which matures, unless renewed, on July 30, 2018. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Buffalo Funds may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds.

The interest rate paid by the Buffalo Funds on outstanding borrowings is equal to the Prime Rate. During the year ended March 31, 2018, the Funds did not borrow from the line of credit.

11. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after March 31, 2018 and through the date the financial statements were issued and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosures.

 Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Buffalo Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Buffalo Funds (the Trust) (comprising the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund (collectively referred to as the "Funds")), including the schedules of investments, as of March 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Buffalo Funds at March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Buffalo Funds since 1994.

Kansas City, Missouri
May 30, 2018

Notice to Shareholders

March 31, 2018 (Unaudited)

TAX INFORMATION

For the fiscal year ended March 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Discovery Fund	30.98%
Buffalo Dividend Focus Fund	95.95%
Buffalo Emerging Opportunities Fund	9.62%
Buffalo Flexible Income Fund	99.64%
Buffalo Growth Fund	100.00%
Buffalo High Yield Fund	2.31%
Buffalo International Fund	100.00%
Buffalo Large Cap Fund	51.66%
Buffalo Mid Cap Fund	32.00%
Buffalo Small Cap Fund	9.29%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2018 was as follows (unaudited):

Buffalo Discovery Fund	27.48%
Buffalo Dividend Focus Fund	94.82%
Buffalo Emerging Opportunities Fund	9.07%
Buffalo Flexible Income Fund	93.75%
Buffalo Growth Fund	100.00%
Buffalo High Yield Fund	2.27%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	44.22%
Buffalo Mid Cap Fund	31.16%
Buffalo Small Cap Fund	9.15%

FOREIGN SHAREHOLDERS: The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended March 31, 2018 was as follows (unaudited):

Buffalo Discovery Fund	0.00%
Buffalo Dividend Focus Fund	1.95%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	18.77%
Buffalo Growth Fund	1.06%
Buffalo High Yield Fund	96.32%
Buffalo International Fund	5.22%
Buffalo Large Cap Fund	0.49%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2018 was as follows (unaudited).

Buffalo Discovery Fund	100.00%
Buffalo Dividend Focus Fund	43.65%
Buffalo Emerging Opportunities Fund	100.00%
Buffalo Flexible Income Fund	0.98%
Buffalo Growth Fund	10.00%
Buffalo High Yield Fund	4.11%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	93.62%
Buffalo Mid Cap Fund	100.00%
Buffalo Small Cap Fund	100.00%

With respect to the taxable year ended March 31, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gains of such year:

FUNDS	FROM LONG-TERM CAPITAL GAINS, SUBJECT TO THE 15% RATE GAINS CATEGORY:	FROM LONG-TERM CAPITAL GAINS, USING PROCEEDS FROM SHAREHOLDER REDEMPTIONS:
Buffalo Discovery Fund	$38,060,445	$9,995,810
Buffalo Dividend Focus Fund	—	152,430
Buffalo Emerging Opportunities Fund	7,532,697	579,158
Buffalo Flexible Income Fund	23,434,444	3,057,649
Buffalo Growth Fund	35,071,719	20,605,298
Buffalo High Yield Fund	748,909	142,705
Buffalo International Fund	168,412	—
Buffalo Large Cap Fund	2,154,766	470,198
Buffalo Mid Cap Fund	28,270,857	44,236,433
Buffalo Small Cap Fund	122,413,436	27,930,143

Trustees and Officers of the Funds (unaudited)

The management and affairs for the Funds are supervised by the Board of Trustees ("Trustees") under the laws of the State of Delaware. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds' Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INTERESTED TRUSTEES(1)
Clay E. Brethour (48) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee President and Treasurer	Indefinite term and served since August 2013. One year term and served since September 2014.	Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 2000-present.	10	None
NON-INTERESTED TRUSTEES
J. Gary Gradinger (74) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since February 2001.	Chairman and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products) 1969-present.	10	Formerly, Director, MGP Ingredients, Inc. (a food ingredients company) (2005-2014)
Philip J. Kennedy (72) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since May 1995.	Business Consultant and C.P.A. Finance and Accounting Professor, Penn State Shenango (2001-2011).	10	None
Rachel F. Lupardus (44) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since October 2015.	Chief Operating Officer/Chief Financial Officer, Trozzolo Communications Group (marketing communications agency), 2015-present; Chief Financial Officer, Customer Engagement, KBM Group LLC (marketing services company) 2014-2015; Chief Financial Officer, DataCore Marketing, LLC (marketing services company), 2004-2013.	10	None
Jeffrey D. Yowell (50) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee Chairman	Indefinite term and served since October 2015.	President and Owner, Getter Farms, LLC (agriculture and farm-related operations), 2007-present; President, Strategic Services, KBM Group LLC (marketing services company), 2013; President and Chief Executive Officer, DataCore Marketing, LLC (marketing services company), 1992-2012.	10	None
OFFICERS
Fred Coats (52) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since May 2015.	Chief Compliance Officer, Kornitzer Capital Management, Inc. (management company) May 2015-present; Private Practice Attorney May 1993-present.	N/A	None
Rachel Spearo (38) 615 East Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since November 2017.	Vice President, U.S. Bancorp Fund Services, LLC 2004-present.	N/A	N/A

(1)  Each of these Trustees may be deemed to be an "interested person" of the Funds as that term is defined in the 1940 Act. Mr. Brethour is an interested person of the Trust by virtue of the fact that he is a board member and an employee of the Advisor.

Notice to Shareholders

March 31, 2018 (Unaudited)

(Continued)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or port- folio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

APPROVAL OF INVESTMENT
ADVISORY CONTRACTS

The Board of Trustees (the "Trustees") of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Flexible Income Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Discovery Fund, Buffalo Mid Cap Fund, Buffalo Emerging Opportunities Fund, Buffalo International Fund and Buffalo Dividend Focus Fund (all such funds referred to collectively as the "Funds") met in person on November 16, 2017, to consider the renewal of the Amended and Restated Management Agreements (the "Agreements") between the Trust, on behalf of the Funds, and Kornitzer Capital Management, Inc., the Funds' investment adviser (the "Adviser" or "KCM"). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors enumerated below, including the Agreements, a memorandum prepared by the Trustees' independent legal counsel discussing in detail the Trustees' fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser's Form ADV, information regarding key personnel, information relating to the Adviser's and the Funds' compliance programs, including risk management, and the Code of Ethics), information that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees' periodic Board meetings, and other pertinent information. In addition, the Independent Trustees, as defined below, met with their independent counsel on November 6, 2017 and immediately prior to the Board meeting held on November 16, 2017, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds' other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees")), approved the renewal of the Agreements for an additional term of one year ending November 30, 2018.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreements between the Trust, on behalf of the Funds, and the Adviser, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Funds

The Trustees considered the nature, extent and quality of services provided by KCM to the Funds and the amount of time devoted to the Funds' affairs by KCM's staff. The Trustees considered KCM's specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by KCM, as well as the qualifications, experience and responsibilities of the Funds' portfolio managers and other key personnel at KCM involved in the day-to-day activities of the Funds. In executive session the Independent Trustees reviewed information provided by KCM in response to the Board's 15(c) requests, including the structure of KCM's compliance program and KCM's continuing commitment to the growth of the Funds' assets. The Trustees noted that during the course of the prior year they had met with representatives of KCM in person to discuss the Funds' performance and outlook, along with the marketing and compliance efforts made by KCM throughout the year. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of KCM, and the lack of both shareholder complaints and financial statement issues. The Trustees discussed in detail KCM's handling of compliance matters, including the quarterly and annual reports of the Trust's chief compliance officer to the Trustees on the effectiveness of KCM's compliance program. The Trustees concluded that KCM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services provided to the Funds, as well as KCM's compliance program, were satisfactory.

2. Investment Performance of the Funds and the Adviser

In assessing the quality of the portfolio management services delivered by KCM, the Trustees compared the short term and longer-term performance of each Fund on both an absolute basis and in comparison to a benchmark index and in comparison to a peer group as constructed using data from Morningstar, Inc. (each a "Morningstar Peer Group").

Notice to Shareholders

March 31, 2018 (Unaudited)

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Buffalo Discovery Fund. The Trustees noted the Buffalo Discovery Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2017 was above the median for the Morningstar Peer Group of U.S. open-end mid cap growth funds, falling within the first quartile of the Morningstar Peer Group for the year-to-date, three-year and ten-year periods, and the second quartile of the Morningstar Peer Group for the one-year and five-year periods. The Trustees further noted for the year-to-date, one-year, three-year, five-year, ten-year, fifteen-year and since inception periods ended September 30, 2017, the Buffalo Discovery Fund outperformed the Russell Midcap Growth Index and the Lipper Multi Cap Growth Funds Index for all periods, with the exception that the Buffalo Discovery Fund had underperformed the Lipper Multi Cap Growth Funds Index for the year-to-date and one-year periods ended September 30, 2017. The Trustees also compared the performance of the Buffalo Discovery Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Dividend Focus Fund. The Trustees noted the Buffalo Dividend Focus Fund's performance for the three-year period ended September 30, 2017 was above the median for the Morningstar Peer Group of U.S. open-end large blend category funds, falling within the second quartile. The Trustees further noted the Buffalo Dividend Focus Fund's performance for the year-to-date and one-year periods ended September 30, 2017 was below the median for the Morningstar Peer Group, falling into the third quartile for the one-year period and the fourth quartile for the year-to-date period. The Trustees further noted that for the year-to-date and three-year periods ended September 30, 2017, the Buffalo Dividend Focus Fund outperformed the Lipper Equity Income Funds Index, but had slightly underperformed the same index for the one-year period ended September 30, 2017, and had underperformed the S&P 500 Index for the year-to-date, one-year, three-year and since inception periods ended September 30, 2017.

Buffalo Emerging Opportunities Fund. The Trustees noted the Buffalo Emerging Opportunities Fund's performance for the year-to-date, one-year, three-year and ten-year periods ended September 30, 2017 was above the median for the Morningstar Peer Group of U.S. open-end small growth funds, falling into the first quartile for the year-to-date and one-year periods, and the second quartile for the three-year and ten-year periods. The Trustees further noted the Buffalo Emerging Opportunities Fund's performance for the five-year period ended September 30, 2017 was only slightly below the median for the Morningstar Peer Group, falling in the third quartile of the Morningstar Peer Group. The Trustees further noted that for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2017, the Buffalo Emerging Opportunities Fund outperformed the Lipper Small Cap Growth Funds Index, and for the year-to-date and one-year periods had outperformed the Russell 2000 Growth Total Return Index, but had underperformed the same index for the three-year, five-year and ten-year periods ended September 30, 2017.

Buffalo Flexible Income Fund. The Trustees noted the Buffalo Flexible Income Fund's performance for the ten-year period ended September 30, 2017 was slightly above the median for the Morningstar Peer Group of U.S. open-end allocation 70-85% equity funds, falling within the second quartile of the Morningstar Peer Group. The Trustees further noted the Buffalo Flexible Income Fund's performance was below the Morningstar Peer Group median for the year-to-date, one-year, three-year and five-year periods ended September 30, 2017, falling within the third quartile for the one-year period, and falling at the bottom of the fourth quartile for the year-to-date and three-year periods. The Trustees further noted that for the one-year, ten-year, fifteen-year and since inception periods ended September 30, 2017, the Buffalo Flexible Income Fund outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index, but had underperformed the same index for the year-to-date, three-year and five year periods ended September 30, 2017. The Trustees noted the Buffalo Flexible Income Fund had trailed the S&P 500 Index, as well as a blended index of 60% S&P 500 Index and 40% Merrill Lynch HY Master II Index, for all periods ended September 30, 2017.

Buffalo Growth Fund. The Trustees noted the Buffalo Growth Fund's performance for the year-to-date, one-year, three-year and five-year periods ended September 30, 2017 was below the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the third quartile of the Morningstar Peer Group for the year-to-date and five-year periods, and falling within the fourth quartile for the one-year and three-year periods. The Trustees further noted for the ten-year period ended September 30, 2017, the Buffalo Growth Fund's performance was above that of the Morningstar Peer Group median, falling within the second quartile of the Morningstar Peer Group. The Trustees further noted that for the ten-year, fifteen-year and since inception periods ended September 30, 2017, the Buffalo Growth Fund outperformed the Lipper Large Cap Growth Funds Index, and for the since inception period ended September 30, 2017 had outperformed the Russell 1000 Growth Total Return Index. The Trustees further noted for the year-to-date, one-year, three-year and five-year periods ended September 30, 2017, the Buffalo Growth Fund had underperformed the Lipper Large Cap Growth Funds Index and the Russell 1000 Growth Total Return Index. The Trustees also compared the performance of the Buffalo Growth Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo High Yield Fund. The Trustees noted the Buffalo High Yield Fund's performance for the three-year, five-year and ten-year periods ended September 30, 2017 was above the median for the Morningstar Peer Group of U.S. open-end high yield bond funds, falling within the second quartile of the Morningstar Peer Group for all periods. The Trustees further noted that the Buffalo High Yield Fund's performance for the year-to-date and one-year periods ended September 30, 2017 was below the median for the Morningstar Peer Group, falling within the third quartile of the Morningstar Peer Group for the year-to-date period and within the fourth quartile for the one-year period. The Trustees further noted that for the ten-year and since inception periods ended September 30, 2017, the Buffalo High Yield Fund outperformed the Lipper High Yield Bond Funds Index, but had underperformed the Index for all other periods, and had also underperformed the Bank of America Merrill Lynch High Yield Master II Index for all periods ended September 30, 2017.

Buffalo International Fund. The Trustees noted the Buffalo International Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2017 was above the median for the Morningstar Peer Group of U.S. open-end foreign large growth funds, falling into the first quartile for the Morningstar Peer Group for the one-year, three-year, five-year and ten-year periods, and within the second quartile for the year-to-date period. The Trustees further noted that for the year-to-date, one-year, three-year, five-year, ten-year and since-inception periods ended September 30, 2017, the Buffalo International Fund outperformed the MSCI All World Index ex USA Index, the Russell Global ex US Index, the Lipper International Funds Index and the MSCI EAFE Index. The Trustees also compared the performance of the Buffalo International Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Large Cap Fund. The Trustees noted the Buffalo Large Cap Fund's performance for the three-year, five-year and ten-year periods ended September 30, 2017 was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the first quartile for the three-year and five-year periods, and within the second quartile for the ten-year period. The Trustees further noted that for the three-year, five-year, ten-year, fifteen-year and since-inception periods ended September 30, 2017, the Buffalo Large Cap Fund outperformed the Lipper Large Cap Growth Funds Index, and that the Buffalo Large Cap Fund had also outperformed the Russell 1000 Growth Total Return Index for the three-year, five-year and since inception periods ended September 30, 2017. The Trustees noted the Buffalo Large Cap Fund had underperformed the Lipper Large Cap Growth Funds Index and Russell 1000 Growth Total Return Index for the year-to-date and one-year periods ended September 30, 2017, and had also underperformed the Russell 1000 Growth Total Return Index for the ten-year and fifteen-year periods ended September 30, 2017. The Trustees also compared the performance of the Buffalo Large Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Mid Cap Fund. The Trustees noted the Buffalo Mid Cap Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2017 was below the median for the Morningstar Peer Group of U.S. open-end mid-cap growth funds, falling within the fourth quartile for the year-to-date, one-year, three-year and five-year time periods and the third quartile for the ten-year period. The Trustees also noted the Buffalo Mid Cap Fund underperformed the Lipper Mid Cap Growth Funds Index and the Russell Midcap Total Return Index for all periods ended September 30, 2017. The Trustees also compared the performance of the Buffalo Mid Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts. The Trustees noted that they continued to review the Buffalo Mid Cap Fund's performance each quarter.

Buffalo Small Cap Fund. The Trustees noted the Buffalo Small Cap Fund's performance for the year-to-date, and one-year periods ended September 30, 2017 was above the median of the Morningstar Peer Group of U.S. open-end small growth funds, falling within the first quartile of the Morningstar Peer Group for the year-to-date period, and the second quartile for the one-year period. The Trustees further noted the Buffalo Small Cap Fund's performance for the three-year, five-year and ten-year periods ended September 30, 2017 was below the median for the

Notice to Shareholders

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(Continued)

Morningstar Peer Group, falling within the fourth quartile for the three-year and five-year periods, and the third quartile for the ten-year period. The Trustees further noted for the year-to-date, one-year and since-inception periods ended September 30, 2017, the Buffalo Small Cap Fund outperformed the Russell 2000 Growth Total Return Index, and for the year-to-date, one-year, ten-year, fifteen-year and since-inception periods ended September 30, 2017 had outperformed the Lipper Small Cap Growth Funds Index. The Trustees noted the Buffalo Small Cap Growth Fund had underperformed the Russell 2000 Growth Total Return Index and the Lipper Small Cap Growth Funds Index for the three-year and five-year periods ended September 30, 2017, and also had underperformed the Russell 2000 Growth Total Return Index for the ten-year and fifteen-year periods ended September 30, 2017. The Trustees also compared the performance of the Buffalo Small Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

After considering all of the information including specific responses regarding Fund performance, including KCM's efforts to improve performance of underperforming Funds, the Trustees concluded that the performance obtained by KCM for the Funds was satisfactory under current market conditions and in light of each Fund's investment objective, strategies and policies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from KCM's continued management.

3. Costs of Services Provided and Profits Realized by the Adviser

The Trustees considered the cost of services and the structure of KCM's fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed related statistical information, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group.

The Trustees also considered the overall profitability of the Funds to KCM and examined the level of profits that could be expected to accrue to KCM from the fees payable under the Management Agreements, as well as the Funds' brokerage commissions and use of soft dollars by KCM. These considerations were based on materials requested by the Trustees specifically for the meeting, as well as the presentations made by KCM over the course of the year.

In reviewing the Morningstar 15(c) materials, the Board noted that the Buffalo Funds operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than paid directly by the Funds. The Board noted the difficulty of comparing the Buffalo Funds' to non-unitary fee funds and observed that the advisory fee comparison in the Board materials which used the management fee excluding the fees paid by KCM to U.S. Bancorp Fund Services, LLC under a master servicing agreement, and referred to below as the net management fee, was the most appropriate. The Board also noted that the net expense ratio used in the Morningstar comparative data excludes any 12b-1 fees imposed by other funds.

Buffalo Discovery Fund. The Trustees noted the Buffalo Discovery Fund's net management fee of 0.70% fell within the second quartile and was below the Morningstar Peer Group average of 0.79% and median of 0.76%. The Trustees further noted the net expense ratio of 1.01% for the Buffalo Discovery Fund fell in the upper second quartile, slightly above the Morningstar Peer Group average of 1.00%, which also fell in the upper second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Discovery Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Dividend Focus Fund. The Trustees noted the Buffalo Dividend Focus Fund's net management fee of 0.65% was equal to the median and below the Morningstar Peer Group average of 0.69%. The Trustees further noted the net expense ratio of 0.95% for the Buffalo Dividend Focus Fund was the same as the Morningstar Peer Group median. Based on a profitability analysis prepared by KCM, the Trustees concluded that while KCM was not realizing profits in connection with its management of the Dividend Focus Fund, KCM maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

Buffalo Emerging Opportunities Fund. The Trustees noted the Buffalo Emerging Opportunities Fund's net management fee of 1.15% fell within the fourth quartile and was above the Morningstar Peer Group average of 0.86% and median of 0.85%. The Trustees further noted the net expense ratio of 1.48% for the Buffalo Emerging Opportunities Fund fell within the fourth quartile, above the Morningstar Peer Group average of 1.16%, which fell within the third quartile. In addition to the Morningstar Peer Group, KCM provided additional information on those funds included within the Peer Group that more closely approximated the types of holdings in the Emerging Opportunities Fund, as Morningstar does not have a peer group category specifically tailored for micro-cap funds. The Trustees noted that based on the additional information provided by KCM, the Fund's net management fee of 1.15% fell within the fourth quartile and was above the average of 0.921% and median of 0.975%. The Trustees further noted that the net expense ratio of 1.48% for the Buffalo Emerging Opportunities Fund fell within the third quartile, above the average of 1.30%, which also fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Emerging Opportunities Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Flexible Income Fund. The Trustees noted the Buffalo Flexible Income Fund's net management fee of 0.70% fell within the third quartile and was above the Morningstar Peer Group average of 0.68% and median of 0.66%. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Flexible Income Fund fell within the third quartile, above the Morningstar Peer Group average and median of 0.96%. Based on a profitability analysis prepared by KCM, the Trustees concluded that while KCM was not realizing profits in connection with its management of the Flexible Income Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Growth Fund. The Trustees noted the Buffalo Growth Fund's net management fee of 0.65% fell within the second quartile, below the Morningstar Peer Group average of 0.67% and median of 0.68%. The Trustees further noted that the net expense ratio of 0.91% for the Buffalo Growth Fund fell within the third quartile, above the Morningstar Peer Group average of 0.87%, which fell into the second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Growth Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo High Yield Fund. The Trustees noted the Buffalo High Yield Fund's net management fee of 0.70% fell within the third quartile, above the Morningstar Peer Group average of 0.62%, which fell within the second quartile and median of 0.65%. The Trustees further noted that the net expense ratio of 1.02% for the Buffalo High Yield Fund fell within the fourth quartile, above the Morningstar Peer Group average of 0.83%, which fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the High

Yield Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo International Fund. The Trustees noted the Buffalo International Fund's net management fee of 0.70% fell in the first quartile, below the Morningstar Peer Group average of 0.81% and median of 0.83%. The Trustees further noted that the net expense ratio of 1.03% for the Buffalo International Fund fell within the second quartile, slightly below the Morningstar Peer Group average of 1.04%, which was also in the second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that while KCM was not realizing profits in connection with its management of the International Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Large Cap Fund. The Trustees noted the Buffalo Large Cap Fund's net management fee of 0.65% fell between the first and second quartiles, below the Morningstar Peer Group average and median of 0.75%. The Trustees further noted that the net expense ratio of 0.94% for the Buffalo Large Cap Fund fell within the second quartile, below the Morningstar Peer Group average of 1.00%, which fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that while KCM was not realizing profits in connection with its management of the Large Cap Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Mid Cap Fund. The Trustees noted the Buffalo Mid Cap Fund's net management fee of 0.70% fell within the first quartile, below the Morningstar Peer Group average of 0.81%, which fell within the second quartile, and median of 0.82%. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Mid Cap Fund fell in the second quartile, below the Morningstar Peer Group average of 1.04%, which also fell within the second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Mid Cap Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Small Cap Fund. The Trustees noted the Buffalo Small Cap Fund's net management fee of 0.70% fell within the first quartile and was below the Morningstar Peer Group average of 0.84% which fell in the third quartile and median of 0.83%. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Small Cap Fund fell within the second quartile, below the Morningstar Peer Group

Notice to Shareholders

March 31, 2018 (Unaudited)

(Continued)

average of 1.05%, which also fell within the second quartile. The Trustees further noted that the annual management fee is subject to reduced fees paid on assets in excess of certain levels. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Small Cap Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

The Trustees concluded that each Fund's expenses and the management fees paid to KCM were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that KCM's profit from sponsoring the Funds had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support the services to the Funds.

4. Extent of Economies of Scale as the Funds Grow

The Trustees compared each Fund's expenses relative to its peer group and discussed realized and potential economies of scale. In considering the economies of scale for each Fund, the Board considered that the Buffalo Funds operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than paid directly by the Funds.

Buffalo Discovery Fund. The Trustees reviewed the structure of the Buffalo Discovery Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Discovery Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Dividend Focus Fund. The Trustees reviewed the structure of the Buffalo Dividend Focus Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Dividend Focus Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Emerging Opportunities Fund. The Trustees reviewed the structure of the Buffalo Emerging Opportunities Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Emerging Opportunities Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Flexible Income Fund. The Trustees reviewed the structure of the Buffalo Flexible Income Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Flexible Income Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Growth Fund. The Trustees reviewed the structure of the Buffalo Growth Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Growth Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo High Yield Fund. The Trustees reviewed the structure of the Buffalo High Yield Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo High Yield Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo International Fund. The Trustees reviewed the structure of the Buffalo International Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo International Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Large Cap Fund. The Trustees reviewed the structure of the Buffalo Large Cap Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Large Cap Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Mid Cap Fund. The Trustees reviewed the structure of the Buffalo Mid Cap Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Mid Cap Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Small Cap Fund. The Trustees reviewed the structure of the Buffalo Small Cap Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees further noted the Buffalo Small Cap Fund's management fee structure contained breakpoint reductions as the Fund's assets grow in size.

The Trustees concluded that the current fee structure for each Fund was reasonable and reflected a sharing of economies of scale between KCM and each Fund at each Fund's current asset levels.

5. Benefits Derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by KCM from its association with the Funds. The Trustees examined the brokerage and commissions of KCM with respect to the Funds. The Trustees concluded that the benefits KCM may receive, such as greater name recognition, growth in separate account management services, greater exposure to press coverage, or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds' surrounding circumstances and concluded that the Funds and their shareholders would benefit from the Adviser's continued management. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements with the Funds as being in the best interests of the Funds and their shareholders.

Privacy Policy

Privacy Policy

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, dis- closure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701 www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations con- ducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors,

attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make avail- able Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

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1-800-49-BUFFALO

(1-800-492-8332)

www.buffalofunds.com

BUFFALOFUNDANNUAL

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Philip J. Kennedy. Mr. Kennedy is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(1) (a) — (d) Aggregate fees billed to the Registrant for each of the last two fiscal years for professional services rendered by the Registrant’s Independent Registered Public Accounting Firm were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$192,960	$171,520
Audit-Related Fees	$6,570	$5,840
Tax Fees	$31,572	$28,060
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements. Audit-related fees refer to the reading and commenting on the Registrant’s semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services. There were no fees billed for services rendered to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The Registrant’s audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the Registrant’s Independent Registered Public Accounting Firm for the Registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the Registrant performed by the Registrant’s principal accounting officer for the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(2) None of the services described in (b) – (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant. As disclosed above, the amount of fees billed for such services were $38,142 and $33,900 for the 2018 and 2017 fiscal years, respectively.

(h) The aggregate fees billed for non-audit services rendered to the Registrant’s investment advisor related to surprise security count procedures were $12,500 and $12,500 for the 2018 and 2017 fiscal years respectively. These fees were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a listed issuer.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is an open-end investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Office and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially

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affected, are is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable because the Registrant is an open-end investment company.

Item 13. Exhibits.

(a)         (1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

(2) Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable because the Registrant is an open-end investment company.

(1)         There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour,
President and Treasurer

Date	June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour,
President and Treasurer

Date	June 5, 2018

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